UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06625

The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Payden & Rygel

333 South Grand Avenue, Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO SHAREHOLDERS

•	Chairman’s Letter

i	Management Discussion and Analysis

1	Portfolio Highlights & Investments

37	Statements of Assets & Liabilities

41	Statements of Operations

45	Statements of Changes in Net Assets

53	Notes to Financial Statements

61	Financial Highlights

70	Report of Independent Registered Public Accounting Firm

71	Fund Expenses

73	Trustees & Officers

Annual Report

Dear Shareholders

At the end of another calendar year, we at the Paydenfunds are delighted to have the opportunity to thank our shareholders and present this annual report.

First, we would like to reiterate the message we communicated last year. Payden & Rygel, the adviser to the Paydenfunds family of no-load, low expense, stock and bond mutual funds, continues to be an independent organization with private ownership. Its independent status allows us to offer unbiased investment advice in an environment where conflicts of interest continue to prevail. We believe this is most beneficial to investors in the Paydenfunds.

From an economic perspective, 2005 showed surprisingly steady and consistent growth; however, there have been challenges from an investment standpoint. The corporate sector created negative headline news earlier in the year, particularly in the auto industry with General Motors and Ford. Many corporations are facing huge liabilities from pension fund and medical costs, and these concerns have been reflected in their stock and bond prices. The Federal Reserve continued to raise short-term interest rates at a “measured” pace, while long-term rates remained relatively stable and the mortgage market not greatly affected.

Despite rising fuel costs, inflationary pressure remained contained throughout 2005 in the U.S., as well as in the global economy. We look for a continuation of this trend next year which should provide a favorable environment for bond markets as well as corporate earnings.

In today’s rather turbulent global environment, our main focus for our shareholders continues to be consistency of returns with “no surprises.” Short-term rates are important, but we also urge our investors to focus on longer-term objectives to meet their needs over the coming years. The concerns of our shareholders are our concerns, and we always invite you to give us a call if we can help answer your questions.

All of us at Paydenfunds wish you and your family peace, health and happiness for the coming year.

Best wishes,

Joan A. Payden

Chairman & CEO

Payden & Rygel Investment Group

Short Duration Strategies

Fixed income markets were predominately driven by inflation fears during the year ended October 31, 2005. Record energy and raw material price increases continued to feed expectations of accelerated inflation. President Bush’s ambitious plans for rebuilding the Gulf Coast after Hurricanes Katrina and Rita also raised concerns about future inflation. The Federal Reserve Board raised the benchmark interest rate eight times during the year to 3.75%, as of September 20, 2005, and signaled that it would continue its “measured pace” of interest rate hikes going forward. This caused shorter maturity U.S. Treasury note yields to rise almost 2%, to 4.35%, while the longest dated U.S. Treasury bond yields were stable at a yield of 4.75%.

As short-term interest rates rose, Fund strategists maintained the average maturity in the Bunker Hill Money Market Fund between thirty-five and forty days. With a very short maturity profile, strategists were able to reinvest maturities into higher yielding securities, increasing the income of the Fund. The Fund is overweight investments in higher yielding U.S. Government-sponsored agency securities. In some cases, these agency securities offer as much as 0.50% more yield compared to similar maturity U.S. Treasury bills. For the fiscal year ended October 31, 2005, the Fund outperformed its benchmark, the Lipper Money Market Average, returning 2.64% versus 2.01%.

The Payden Limited Maturity Fund returned 2.10%, while its benchmark, the Merrill Lynch 90-day Treasury Bill Index, returned 2.76% for the fiscal year ended October 31, 2005. Allocations to asset-backed and mortgage-backed securities enhanced the yield of the Fund. Fund strategists slowly introduced longer maturity securities into the Fund in anticipation of the end of the Federal Reserve Board’s interest rate tightening cycle. However, as short-term interest rates climbed toward a five-year high of approximately 4.4%, these longer securities detracted from performance.

Mortgage-backed securities continued to contribute positively to the Payden Short Bond Fund by generating higher income. Callable U.S. Government-sponsored agency securities and adjustable-rate mortgages were purchased for added yield. Some of these bonds offer as much as 0.65% more yield than similar maturity U.S. Treasuries. Earlier in the year, exposure to the lower quality credit names negatively affected performance. With corporate bond spreads at historic tight levels and credit defaults expected to increase, the Adviser recently focused on higher quality corporate bonds and switched some corporate holdings to names such as General Electric and Verizon. The Fund returned 0.41%, while its benchmark, the Merrill Lynch 1-3 Year Treasury Index, returned 0.67% for the fiscal year ended October 31, 2005.

For the fiscal year ended October 31, 2005, the Payden U.S. Government Fund returned 0.04%, while its benchmark, the Merrill Lynch 1-5 Year Treasury Index returned 0.13%. The Fund’s strategists increased allocation to callable U.S. Government-sponsored agency securities and adjustable-rate mortgages for their added yield. Strategists also lengthened the maturity profile of the Fund, which should be beneficial once the Federal Reserve Board’s interest rate tightening cycle comes to an end. However, the performance of these longer securities negatively impacted the Fund as short-term interest rates continued to rise throughout the year.

Intermediate Duration Strategies

The GNMA market continues to be the beneficiary of a strong supply/demand equation. The supply of GNMA mortgages has dropped as prospective borrowers are increasingly finding alternative mortgages from home equity originators while demand from foreign investors remains robust. Over the near term, we do not expect the supply/demand relationship to change. The GNMA market is currently valued at expensive levels relative to its conventional peers, FNMA and FHLMC. However, the overall mortgage market is at a very favorable level for investment.

For the fiscal year ended October 31, 2005, the Payden GNMA Fund was managed conservatively as the interest rate climate was negative. Over the past year the Federal Funds rate moved up 2.0%, while longer rates moved up over 0.50%. The resulting flattening of the yield curve, as well as a particularly strong housing market, kept the prepayment rate at the higher end of expectations. The accelerated prepayments contributed to lower yields and returns. The Fund was not able to fully capture the cash flows from higher coupon mortgage pools. We expect the housing appreciation rate to moderate over the next year, leading to lower housing turnover and slower prepayments. This should contribute to an improved prepayment profile for much of the mortgage market.

The Fund returned 2.03% for the fiscal year ended October 31, 2005, while its benchmark, the Merrill Lynch GNMA Master Index, returned 2.18%. The Fund compares favorably with its peers remaining a top decile fund across all one-year, three-year, and five-year reporting periods as measured by Lipper Analytics Services.

i

For the fiscal year ended October 31, 2005, the Payden Real Return Fund generated a return of 1.02%, versus a return of 2.94% for its benchmark, Lehman US TIPS Index. Inflation-indexed U.S. Treasuries performed better than similar maturity U.S. Treasury bonds due to higher than expected inflation accrual. The inflation accrual is based on headline inflation, which jumped during the year largely based on high oil prices and hurricane induced spikes in fuel prices. The Fund’s relative performance was adversely affected by certain interest rate strategies and select short-term securities.

Another major story for the year for intermediate maturities developed in March when credit markets were roiled by surprisingly low earnings guidance from General Motors (GM). This caused substantial volatility in the credit markets and ultimately led to the downgrade to below investment grade status of Ford and GM by both Moody’s and Standard & Poor’s.

For the fiscal year ended October 31, 2005, the Payden Core Bond Fund underperformed its benchmark, the Lehman Aggregate Bond Index, generating a return of -0.08%, versus 1.14% for the benchmark. Over the course of the year, the Fund shifted from an overweight in the credit sector to an underweight. Our overweight early in the year was a negative for performance. Fund strategists now believe that the additional yield available in corporate bonds does not provide adequate compensation for the extra risk, and that further price increases in the sector are unlikely. Fund strategists continue to believe that inflation fears are overblown, and that a slowdown in growth due to the interest rate hikes, high commodity prices, and lack of business investment is the greater risk. Therefore, the portfolio has been structured with a longer than index duration. This has hurt relative performance in the short-term; however, looking forward, the strategists forecast that interest rates will return to lower levels.

In addition to traditional investment-grade fixed income sectors, the Payden Opportunity Bond Fund also invests in below investment-grade sectors, such as high yield and emerging markets. These sectors had mixed results, but overall had a negative impact on the Fund’s performance. News out of the emerging markets was generally positive and increased investor demand for the sector pushed up prices, providing a boost to Fund performance. In contrast, high yield securities detracted from performance, as the sector suffered from the events in the automobile sector early in the year. As the high-yield market recovered later, and the credit default rate appeared to have bottomed out, the Fund’s holdings in the sector were gradually reduced to zero. The Fund returned -0.26%, versus the benchmark Lehman Aggregate Bond Index’s return of 1.14% for the fiscal year ended October 31, 2005.

High Yield Strategies

After a strong start at the beginning of the fiscal year ended October 31, 2005 the high-yield market ran into turbulence caused by the auto sector, and in particular the financial weakness exhibited at both General Motors (GM)/General Motors Acceptance Corp (GMAC) and the Ford Motor Company (Ford). The rating downgrades of the GM/GMAC and Ford bonds into the high-yield sector caused indices to rebalance. GM/GMAC became the largest combined high yield issuer and Ford the fourth largest high yield issuer. The GM/Ford ratings downgrades were transforming events within the high-yield sector and caused market weakness in March and April from which the market never quite fully recovered. The fundamentals of the market, however, have been solid with earnings during the period generally meeting or beating expectations. In addition, the important default rate has been stable-to-declining for the period. The positive credit cycle has continued relatively unabated, notwithstanding the auto-related volatility.

Our strategic focus on the higher-quality BB-rated and single B-rated sectors added to performance, as the higher-quality end of the high-yield market significantly out-performed the CCC-rated bonds. The Adviser has favored the higher quality segment of the market, given the potential for economic weakness in 2006. Sectors that it currently favors include wireless telecommunications, healthcare and gaming. The Adviser has underweighted the more cyclical sectors that it believes will be negatively impacted by a slowing 2006 economy and U.S. consumers who are facing a number of headwinds, including materially higher oil prices. Underweighted sectors include auto/auto parts, homebuilding, paper/packaging and steel.

For the fiscal year ended October 31, 2005, the Payden High Income Fund returned 2.28%. The Fund underperformed its benchmark, the Merrill Lynch High Yield Index, which returned 3.96% for the period. The underperformance can be partly attributed to the overweight in the auto-parts sector, which significantly underperformed. Security selection in a few other sectors, including consumer products and healthcare, also hurt performance.

Tax Exempt Strategies

During the fiscal year ended October 31, 2005, the municipal yield curve flattened dramatically, in a similar fashion to the U.S. Treasury yield curve. Two-year yields climbed 1.20%, while long-term yields were unchanged. There were few events or trends in the municipal market that stood out as significant. On the technical side, market participants contended with larger than expected supply, as the changing shape of the yield curve and the absolute level of interest rates allowed municipal bond issuers to refund more of their existing debt. Non-traditional buyers, such as hedge funds, remained the largest source of activity and the dominant buyers of the new supply, while retail investors sat on the sidelines for the greater part of the year. By the close of the fiscal year, however, interest from the retail sector began to resurface as 10-year tax-exempt yields approached 4.00%, a level not seen since June 2004.

From a credit perspective, the damage and destruction incurred from Hurricanes Katrina and Rita was the most significant event. Over fifty issuers in the Gulf Coast region were placed on credit watch by the three major ratings agencies. While no actual bond defaults were reported from even the most severely impacted issuers in the New Orleans area, investors remain concerned over the amount and timeliness of federal funding, as well as the pace of rebuilding efforts. Credit premiums on these bonds widened in response to the elevated risk associated with these issuers, but given that many of these bonds were insured, many investors chose to continue holding their bonds thereby limiting downward pressure on prices.

The Payden California Municipal Income Fund returned 0.29% for the fiscal year ended October 31, 2005, while the Lehman Seven Year Municipal Index returned 0.65% and the Lehman California Intermediate Index, the Fund’s benchmark, returned 1.12%. Navigating through the interest rate volatility in the intermediate portion of the yield curve proved to be challenging, as duration management strategies were the largest contributors to the Fund’s underperfomance. On the other hand, longer-term bonds held in the Fund and the California sector outperformed the general municipal market.

The Payden Tax-Exempt Bond Fund returned 0.40% and its benchmark, the Lehman Quality Intermediate Index returned 0.70%. Duration management strategies were the main detractor from performance. However, the Fund’s combination of short-term and longer maturity bonds outperformed intermediate maturity bonds. In addition, approximately 20% of the Fund’s assets are invested in higher yielding sectors and issuers, such as airport and hospital revenue bonds. These securities outperformed general obligation bonds due to the additional income they provided and, in some cases, from narrowing credit premiums. The Fund did not hold any credits affected by Hurricanes Katrina or Rita.

Equity Strategies

The U.S. equity markets closed the fiscal year modestly higher marking the third consecutive year of positive returns. The equity markets started the year strong, with the re-election of President Bush. However, the major stock indices soon established a trading range over the following months before dipping to the low of the year in late April as investors became concerned about slow economic growth and high interest rates brought on by inflation fears. The markets quickly rebounded from the lows on the surprising strength of corporate earnings and on reports of tame inflation. Despite higher energy prices, the equity markets reached the high of the year during the summer months due to strong economic reports. However, the markets lacked the conviction to break higher as the price of oil climbed to $70 per barrel and as the Federal Reserve Board continued to raise short-term interest rates. The end of the summer brought devastation to New Orleans and its surrounding area as hurricane Katrina pounded the Gulf region. Fortunately, the market proved to be resilient and managed to close out the fiscal year with a positive return.

Energy, primarily benefiting from record high oil prices, was by far the best performing sector during the fiscal year ended October 31, 2005. Oil refiner Valero Energy was among the best performers for the year due to steady demand for refined oil products despite reduced refining capacity caused by the hurricanes. However, higher oil prices led industrial consumers to search out other sources of energy. Coal was one of the main beneficiaries taking coal-mining companies Peabody Energy and Arch Coal higher. Conversely, autos and transportation were the worst performing sectors for the period. General Motors reported record losses due to weakening demand for its vehicles coupled with rising labor costs. The debt rating of both General Motors and Ford was also downgraded to non-investment grade as their core businesses continued to suffer.

Three of the Paydenfunds’ equity mutual funds are actively managed with a focus on companies with positive earnings and strong fundamentals. The Funds’ portfolio structures for most of the year maintained an overweight to the energy sector and an underweight to the technology sector. Despite the energy sector’s strong recent advance, strategists for the Funds still expect above average performance going forward. One area of concern is the consumer area due to higher interest rates and higher energy costs.

The Payden Growth & Income Fund, which is comprised of large-cap value stocks, returned 3.75% for the fiscal year ended October 31, 2005. The Fund underperformed its benchmark, the Standard & Poor’s 500 BARRA Value Index, which returned

10.17%. The Fund trailed its benchmark this year as holdings in General Motors, which was hurt due to slumping SUV sales and high legacy labor costs, and Verizon Communications, which underperformed due to increased competition from cable companies and higher capital expenditures in new video services, had a negative impact. Still, the Fund benefited from strong performances from holdings such as Altria Group and Coca-Cola.

The Payden Market Return Fund employs a strategy of using S&P 500 futures to achieve index returns less financing costs. Short-term bonds are used to outperform the futures’ financing costs. Two factors contribute to the Fund’s performance: the cost of obtaining the stock market return through the futures — financing costs, and the performance of the short-term bonds. During the last twelve months, the cost of the futures was reasonable, but short-term bonds performed poorly as short-term interest rates rose 1.8%. As a result, while the Fund’s absolute return of 7.45% for the fiscal year ended October 31, 2005 was strong, it did underperform its benchmark, the S&P 500 Index, which returned 8.71% for the same period.

The Payden U.S. Growth Leaders Fund, which is comprised of large-cap growth stocks, returned 17.64% for the fiscal year ended October 31, 2005. The Fund outpaced its benchmark, the Russell 1000 Growth Index, which returned 8.82% for the period. As the economy and corporate profits continued to strengthen, the Fund benefited from holdings with strong earnings momentum. Success stories in the Fund included oil refiner Valero Energy, which benefited from the strong demand for refined oil products such as gasoline. The Fund also benefited from its holding of pharmacy benefit manager Express Scripts, which outperformed due to strong growth in mail order prescriptions and increased sale of generic drugs.

The Payden Small Cap Leaders Fund, which is comprised of small-cap growth stocks, returned 23.29% for the fiscal year ended October 31, 2005. The Fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 10.89% for the year. Both sector selection and stock selection added value over the benchmark return. Companies with the largest contribution to performance were energy drink maker Hansen Natural and metal producer Titanium Metals.

Global Strategies

While the Federal Reserve Board remained committed to its “measured” approach to hiking overnight interest rates, global investors shifted their bias towards a more moderate global economic recovery, at best. Slowing retail sales and housing prices in the United Kingdom and Australia gave evidence that hiking regimes had obtained their desired effect of cooling some overheated markets. Euroland remained a laggard as growth expectations were repeatedly revised downward. The rejection of the constitutional referendum by the Netherlands and France in May and an ongoing reluctance to fully embrace economic reforms only added to uncertainty. The one exception was Japan, as signs of the Nikkei approaching 14,000 and indications that deflation is waning has convinced fixed income investors that this time its recovery is sustainable. Inflation fears have more recently pushed rates higher globally, but the underlying fundamentals point to slowing growth in the first half of 2006. The question that lingers within global fixed income markets is what will ultimately prove to be the peak of the Federal Funds rate hikes.

For the fiscal year ended October 31, 2005, the Payden Global Fixed Income Fund returned 4.78%, nearly matching the return of its benchmark, the Citigroup World Government Bond Index – Hedged, which returned 4.80%. The Fund established a sector overweight to Euroland securities for much of the period in addition to a long-duration positioning in May and June to take advantage of the trend of lower interest rates as growth forecasts were repeatedly revised downward for the region. Within the U.S., our bias was to hold longer-dated U.S. Treasuries given the Federal Reserve Board’s commitment to tighten monetary policy, and this allocation added to returns as the U.S. Treasury yield curve flattened significantly. Japanese yields remained mired within a tight trading range for much of the period, but an underweight duration position was initiated in late March as 10-year Japanese Government Bond yields reached as low as 1.3%, only to rise to 1.6% more recently on signs of a sustainable recovery. The Fund also opportunistically took advantage of the strength in commodity-based currencies such as the Canadian dollar and higher interest yielding currencies such as the Brazilian real, Mexican peso and Icelandic krona. Although we remain positive on the fundamentals of the emerging market sector, we reduced our holdings in late August as the sector was perceived to be overvalued reaching historically tight spreads.

The Payden Global Short Bond Fund returned 1.99% for the fiscal year ended October 31, 2005, outperforming its benchmark, the Merrill Lynch 1-3 Treasury Index, which returned 0.67% for the period. Emerging market holdings significantly outperformed U.S. treasuries. Spreads tightened as concerns in the U.S. credit market eased and our exposure to Mexico and Russia in particular added to performance as these issues benefited from high oil prices. U.S. investment grade and high yield corporate securities also outperformed U.S. Treasuries due to improving free cash flow and declining default rates. The Fund remains focused on investing in a highly diversified mix of short-maturity credit securities across the rating spectrum with the expectation of benefiting from the enhanced yield earned.

Emerging Market Strategies

The emerging-market asset class was a strong performer over the fiscal year ended October 31, 2005. External bond spreads tightened by approximately 100 basis points during this period, supported by record inflows. Local currency bond markets also posted strong returns, as the low interest rate environment and the tightening of dollar-pay debt spreads shifted investor interest toward higher-yielding instruments.

Many countries have focused this year on improving their debt profiles by reducing the amount of debt outstanding and changing its composition. Governments have been accumulating foreign exchange reserves and have taken advantage of the increased liquidity in order to pre-pay loans, Paris Club obligations or bonds issued under the Brady plan. In order to reduce volatility due to foreign exchange fluctuations, many sovereigns have increased the share of domestic debt as a percentage of their total debt. Local markets have developed significantly in some of the more indebted credits such as Brazil and Turkey, and also in countries like Peru and Colombia, which issued new local currency bonds targeting the increasing demand from foreign investors.

The rating agencies have recognized the positive trend in fundamentals and as a result, upgrades have significantly outpaced downgrades over recent years, including 2005. This year, most of the positive rating actions occurred in the oil exporting countries such as Mexico, Russia, Venezuela, and the European Union accession countries, such as Romania and Bulgaria. The downgrades were expected and affected primarily countries with weak fiscal accounts and increasing political uncertainty, such as the Philippines, Lebanon and Ecuador.

The Payden Emerging Market Bond Fund returned 14.47% for the fiscal year ended October 31, 2005, compared to 10.18% for its benchmark, the J.P. Morgan EMBI Global Diversified Index. The Fund has been overweight Latin America, favoring improving credits such as Brazil, Peru and Mexico, but avoiding Ecuador due to political concerns. The Adviser has also maintained an overweight position in Russia and in Eastern Europe, while being underweight Asia and Africa. The Fund invests opportunistically in local markets, with positions in Brazil, Mexico, Peru, Colombia, Ukraine and Turkey. The Adviser sees value in select local currency bonds, as many emerging market countries have reached the end of their tightening cycles, as well as appreciation potential in certain local currencies.

v

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition - percent of value
U. S. Government Agency	73%
Repurchase Agreements	26%
Cash Equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (a) (73%)
9,800,000	FFCB Disc Note, 3.3573%, 12/5/05	$9,769
11,100,000	FFCB Disc Note, 1%, 2/2/06	11,017
13,000,000	FFCB Disc Note, 3.3901%, 2/28/06	12,854
21,000,000	FFCB Disc Note, 1.85%, 3/3/06	20,862
40,000,000	FHLB Disc Note, 3.8696%, 11/18/05	39,926
50,000,000	FHLMC Disc Note, 3.6869%, 11/1/05	50,000
5,000,000	FHLMC Disc Note, 3.4482%, 3/15/06	4,935
5,000,000	FHLMC Disc Note, 4%, 9/19/06	4,820
45,000,000	FNMA Disc Note, 3.7083%, 11/9/05	44,963
4,000,000	FNMA Disc Note, 3.4375%, 2/24/06	3,956
4,000,000	FNMA Disc Note, 3.4844%, 5/26/06	3,920
7,000,000	FNMA Disc Note, 3.8281%, 9/1/06	6,772
18,000,000	IBRD Disc Note, 1%, 11/4/05	17,995
22,100,000	TVA Disc Note, 3.8498%, 12/1/05	22,032

		253,821

Investment Company (1%)
2,703,398	Dreyfus Treasury Cash Management Fund	2,703

Total (Cost - $256,524) (74%)		256,524

Repurchase Agreements (26%)
30,000,000	Barclays Tri Party, 4%, 11/16/05 (b)	30,000
60,600,000	Morgan Stanley Tri Party, 4.01%, 11/1/05 (c)	60,600

Total Repurchase Agreements (Cost - $90,600)		90,600
Liabilities in excess of Other Assets (0%)		(246)

Net Assets (100%)		$346,878

(a)	Discount rate at time of purchase

(b)	The repurchase agreement is collateralized by the following securities:

Barclays-Bank of New York Tri Party
5,416,121	FNMA 5.50%, Sep 34	$4,155,141
27,332,818	FNMA 5.00%, Sep 35	26,311,689

		$30,466,830

(c)	The repurchase agreement is collateralized by the following securities:

Morgan Stanley-Bank of New York Tri Party
7,821,471	FNMA ARM Nov 34	$6,896,129
10,431,618	FNMA ARM Jul 34	6,799,726
15,162,270	FNMA ARM Jul 33	6,832,006
14,000,000	FNMA ARM Mar 33	6,878,698
20,002,246	FNMA ARM Jan 33	6,842,526
7,600,000	FMAC ARM Dec 34	6,714,460
7,500,000	FMAC ARM Feb 35	6,682,870
6,565,999	FMAC ARM Sep 35	6,587,131
849,101	FMAC ARM Feb 35	666,263
7,367,260	FNMA ARM May 35	6,736,740

		$61,636,549

1	Paydenfunds

See notes to financial statements.

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed two years.

Credit Quality - percent of value
AAA	75%
AA	4%
A	11%
BBB	10%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Asset Backed (32%)
998,131	Ameriquest Mortgage Securities Inc., 4.41%, 1/25/34	$1,000
2,174,253	Asset Backed Funding Certificates, 4.35%, 4/25/34	2,181
248,670	BMW Vehicle Owner Trust, 1.94%, 2/25/07	248
6,097,978	CIT Equipment Collateral, 2.20%, 3/20/08	6,005
3,850,000	CNH Equipment Trust, 2.57%, 9/15/09	3,757
2,924,846	Capital Auto Receivables Asset Trust, 2.00%, 11/15/07	2,885
3,750,000	Capital One Master Trust, 4.90%, 3/15/10	3,759
1,312,243	Centex Home Equity, 4.24%, 3/25/34	1,313
6,795,000	Chase Manhattan Auto Owner Trust, 2.57%, 2/16/10	6,611
2,100,000	Citibank Credit Card Issuance Trust, 4.08%, 3/7/08	2,101
876,249	DaimlerChrysler Auto Trust, 2.25%, 8/8/07	872
1,401,493	First Franklin Mtg Loan Asset Backed Certificates, 4.28%, 11/25/34	1,402
6,000,000	First Franklin Mtg Loan Asset Backed Certificates, 4.32%, 1/25/35	6,014
2,300,000	GE Capital Credit Card Master Note Trust, 4.17%, 6/15/11	2,300
8,667,000	GS Auto Loan Trust, 2.72%, 6/15/10	8,521
4,714,319	Harley-Davidson Motorcycle Trust, 4.30%, 5/15/10	4,693
610,958	Household Automotive Trust, 5.39%, 8/17/08	611
3,089,657	Impac CMB Trust, 4.41%, 11/25/34	3,095
3,249,578	Morgan Stanley ABS Capital, 4.38%, 8/25/34	3,260
1,873,390	Morgan Stanley ABS Capital, 4.34%, 5/25/34	1,876
3,547,100	New Century Home Equity Loan Trust, 4.47%, 11/25/34	3,553
5,250,285	Regions Auto Receivables Trust, 2.31%, 1/15/08	5,212
5,000,000	USAA Auto Owner Trust, 2.04%, 2/16/10	4,912
3,000,000	USAA Auto Owner Trust, 3.16%, 2/17/09	2,953
7,291,000	Whole Auto Loan Trust, 2.58%, 3/15/10	7,139
4,210,000	World Omni Auto Receivables Trust, 2.58%, 9/15/09	4,143
3,250,000	World Omni Auto Receivables Trust, 2.87%, 11/15/10	3,168

		93,584

Corporate (23%)
3,000,000	America Movil SA de CV, 4.84%, 4/27/07	3,006
3,000,000	American Express Centurion, 4.13%, 12/17/09	3,005
2,750,000	ASIF Global Financing 144A, 3.75%, 5/3/07 (b)	2,751
2,415,000	British Telecom PLC, 7.875%, 12/15/05	2,424

Principal or Shares	Security Description	Value (000)
1,045,000	Caterpillar Financial Services Corp., 5.95%, 5/1/06	$1,052
3,000,000	Centex Corp., 3.95%, 8/1/07	3,003
3,000,000	Cit Group Inc., 4.03%, 5/23/08	3,008
2,000,000	Continental Cablevision, 8.30%, 5/15/06	2,037
2,800,000	Corp Andina De Fomento, 4.55%, 1/26/07	2,801
3,000,000	Countrywide Financial Corp., 4.27%, 4/11/07	3,003
1,000,000	DaimlerChrysler NA Holdings, 4.31%, 9/10/07	1,002
2,750,000	Dominion Resources Inc., 4.30%, 9/28/07	2,750
2,250,000	Duke Capital LLC, 4.302%, 5/18/06	2,246
3,000,000	HSBC Finance Corp., 4.07%, 11/16/09	3,008
925,000	Lehman Brothers Holdings, 6.25%, 5/15/06	933
1,000,000	Masco Corp., 144A, 4.05%, 3/9/07 (b)	1,002
1,440,000	Masco Corp., 6.75%, 3/15/06	1,451
1,500,000	MBNA Corp., 4.16%, 5/5/08	1,513
3,000,000	Merrill Lynch & Co., 4.51%, 7/21/09	3,015
3,500,000	Morgan Stanley, 4.28%, 1/18/08	3,502
1,550,000	National Rural Utilities, 6.00%, 5/15/06	1,562
2,000,000	Nisource Finance Corp., 7.625%, 11/15/05	2,002
2,500,000	Public Service Enterprise, 4.30%, 9/21/08	2,499
1,345,000	Republic of Chile, 4.63%, 1/28/08	1,351
2,615,000	Simon Property Group, 7.375%, 1/20/06	2,630
4,000,000	SLM Corp., 4.34%, 7/27/09	3,996
3,000,000	Sprint Capital Corp., 7.125%, 1/30/06	3,017
1,200,000	TXU Energy Co. LLC, 4.92%, 1/17/06	1,200
800,000	United Mexican States, 4.83%, 1/13/09	813
3,500,000	Washington Mutual Bank, 3.94%, 8/25/08	3,501

		69,083

Mortgage Backed (12%)
1,054,344	Bear Stearns ALT-A Trust, 2.65%, 3/25/34	1,036
57,215,055	Countrywide Alternative Loan Trust - interest only, 0.75%, 12/26/06	275
1,887,222	Crusade Global Trust, 4.35%, 1/17/34	1,890
1,613,140	FHLMC #846423, 5.24%, 5/1/25	1,653
2,350,549	FHLMC, 3.50%, 8/15/15	2,334
1,441,004	FHR 2665 NA, 5.00%, 3/15/13	1,440
3,634,072	FHR 2759 AU, 3.50%, 5/15/19	3,590
5,081,031	FHR 2773 EK, 3.50%, 5/15/10	5,038
826,321	FNMA #543364, 5.04%, 5/1/21	846
1,077,632	FNMA #613633, 4.57%, 10/1/26	1,081
161,032	FNR 2003-11 GF, 4.19%, 2/25/18	161
843,661	GNMA, 4.42%, 11/16/29	849
1,536,532	Homebanc Mortgage Trust, 4.47%, 8/25/29	1,544
1,016,405	Morgan Stanley Mortgage Loan Trust, 5.27%, 2/25/34	1,023

Annual Report	2

Principal or Shares	Security Description	Value (000)
4,881,562	PUMA Finance Ltd 144A, 3.95%, 8/9/35 (b)	$4,893
1,637,363	Sequoia Mortgage Trust, 4.40%, 10/20/27	1,638
2,556,366	Structured ARM Loan Trust, 5.51%, 9/25/34	2,587
2,073,598	Structured Asset Mortgage Investments Inc., 5.57%, 7/25/32	2,116
645,091	Washington Mutual, 4.37%, 12/25/40	642

		34,636

U.S. Government Agency (19%)
11,000,000	FHLB, 4.00%, 6/13/07	10,879
15,000,000	FHLB, 3.75%, 1/16/07	14,851
20,000,000	FHLMC, 4.25%, 4/5/07	19,907
10,000,000	FNMA Disc Note, 3.7188%, 6/30/06 (c)	9,709

		55,346

U.S. Treasury (10%)
28,570,000	U.S. Treasury Note, 3.00%, 12/31/06	28,119
Investment Company (3%)
10,809,517	Bunker Hill Money Market Fund *	10,810

Total (Cost - $292,545) (a) (99%)		291,578
Other Assets, net of Liabilities (1%)		2,636

Net Assets (100%)		$294,214

*	Affiliated investment

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$173
Unrealized depreciation	(1,140)

Net unrealized depreciation	$(967)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Discount rate at time of purchase

See notes to financial statements.

3	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Credit Quality - percent of value
AAA	71%
AA	1%
A	16%
BBB	9%
BB/B	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Asset Backed (19%)
6,000,000	Bank One Issuance Trust, 3.35%, 3/15/11	$5,785
5,000,000	Bank One Issuance Trust, 3.45%, 10/15/11	4,795
1,610,000	Capital One Master Trust 144A, 7.90%, 10/15/10 (b)	1,688
11,255,000	Capital One Multi-Asset Execution Trust, 3.65%, 7/15/11	10,906
7,000,000	Carmax Auto Owner Trust, 3.07%, 10/15/10	6,860
11,400,000	Citibank Credit Card Issuance Trust, 2.55%, 1/20/09	11,094
4,700,000	Honda Auto Receivables Owner Trust, 2.79%, 3/16/09	4,589
3,600,000	MBNA Credit Card Master Note Trust, 2.70%, 9/15/09	3,497
9,270,000	Morgan Stanley Auto Loan Trust, 3.46%, 3/15/12	8,968
9,350,000	Whole Auto Loan Trust, 3.26%, 3/15/11	9,089

		67,271

Corporate (28%)
935,000	Allied Waste North America, 8.50%, 12/1/08	972
1,481,250	Boyd Gaming Corp. Loan, 3.89%, 6/30/11	1,499
4,530,000	Cingular Wireless Services, 7.50%, 5/1/07	4,704
2,374,000	Countrywide Home Loan, 3.25%, 5/21/08	2,274
2,190,000	DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08	2,126
2,050,000	DaimlerChrysler NA Holdings, 4.75%, 1/15/08	2,029
2,928,000	Deutsche Telekom International Finance, 3.875%, 7/22/08	2,854
935,000	Echostar DBS Corp., 5.75%, 10/1/08	914
5,220,000	Gannett Co. Inc., 4.125%, 6/15/08	5,124
4,240,000	General Electric Capital Corp., 4.25%, 1/15/08	4,190
900,000	General Motors Acceptance Corp., 5.125%, 5/9/08	860
935,000	Georgia-Pacific Corp., 7.50%, 5/15/06	944
935,000	HCA Inc., 5.25%, 11/6/08	917
5,000,000	Household Finance Corp., 5.75%, 1/30/07	5,056
4,280,000	John Deere Capital Corp., 3.90%, 1/15/08	4,194
935,000	KB Home, 8.625%, 12/15/08	985
4,500,000	Kellogg Co., 2.875%, 6/1/08	4,281
3,330,000	Kroger Co., 7.45%, 3/1/08	3,484
5,610,000	Lehman Brothers Holdings, 4.00%, 1/22/08	5,509
3,580,000	Merrill Lynch & Co., 4.831%, 10/27/08	3,565
935,000	MGM Mirage Inc., 6.00%, 10/1/09	919
5,110,000	National Rural Utilities, 6.00%, 5/15/06	5,149
935,000	Panamsat Corp., 6.375%, 1/15/08	935
930,000	PSEG Energy Holdings, 8.625%, 2/15/08	965

Principal or Shares	Security Description	Value (000)
935,000	Rogers Wireless Inc., 6.995%, 12/15/10	$968
935,000	Service Corp. Intl., 7.70%, 4/15/09	975
5,000,000	SLM Corp., 5.625%, 4/10/07	5,053
935,000	Smithfield Foods Inc., 8.00%, 10/15/09	988
4,960,000	Sprint Capital Corp., 6.00%, 1/15/07	5,023
4,420,000	Telecom Italia Capital, 4.00%, 11/15/08	4,277
5,000,000	Time Warner Inc., 6.15%, 5/1/07	5,086
4,850,000	UnitedHealth Group Inc., 3.375%, 8/15/07	4,734
5,000,000	Verizon Wireless Capital 144A, 5.375%, 12/15/06 (b)	5,028
5,270,000	Vodafone Group, 3.95%, 1/30/08	5,170

		101,751

Foreign Government (1%)
275,368	Croatia, 4.75%, 7/31/06	276
43,370,000	Mexican Fixed Rate Bonds (MEX), 9.00%, 12/24/09	4,091

		4,367

Mortgage Backed (29%)
5,400,000	Bear Stearns Commercial Mortgage Securities, 3.869%, 2/11/41	5,174
6,828,706	FH ARM #782784, 4.41%, 10/1/34	6,700
1,890,945	FHLMC, 3.50%, 8/15/15	1,877
6,328,177	FHR #2891 LN, 4.25%, 6/15/24	6,239
3,546,477	FNMA #708229, 4.28%, 4/1/33	3,522
2,270,921	FNMA #743821, 4.82%, 11/1/33	2,265
2,139,023	FNMA #755867, 4.30%, 12/1/33	2,111
3,316,396	FNMA #790762, 5.11%, 9/1/34	3,313
4,700,929	FNMA #790764, 5.06%, 9/1/34	4,699
6,229,993	FNMA #794792, 5.19%, 10/1/34	6,250
4,973,851	FNMA #794797, 4.83%, 10/1/34	4,953
6,426,459	GSR Mortgage Loan Trust, 4.82%, 9/25/34	6,365
11,400,000	Harborview Mortgage Loan Trust, 5.3265%, 11/25/35	11,365
2,349,959	Indymac Indx Mortgage Loan Trust, 5.40%, 10/25/34	2,361
4,249,075	MLCC Mortgage Investors, Inc., 4.75%, 12/25/34	4,194
3,018,969	Morgan Stanley Mortgage Loan Trust, 5.04%, 7/25/34	3,052
6,700,000	Nomura Asset Securities Corp., 6.59%, 3/15/30	6,943
10,373,086	Structured Adjustable Rate Mortgage Loan, 5.43%, 5/25/35	10,389
2,523,852	Structured ARM Loan Trust, 5.10%, 10/25/34	2,525
5,814,569	Structured ARM Loan Trust, 5.38%, 8/25/34	5,827

Annual Report	4

Principal or Shares	Security Description	Value (000)
3,725,174	Structured Asset Mortgage Investments Inc., 5.58%, 10/19/34	$3,767

		103,891

U.S. Government Agency (6%)
2,579,000	FHLB Disc Note, 3.61%, 11/16/05 (c)	2,575
12,000,000	FHLB, 4.00%, 6/13/07	11,867
7,750,000	FHLB, 4.375%, 10/3/08	7,638

		22,080

U.S. Treasury (15%)
500,000	U.S. Treasury Bill, 3.61%, 1/26/06 (c)	496
2,840,000	U.S. Treasury Note, 2.375%, 8/31/06	2,795
43,318,000	U.S. Treasury Note, 3.50%, 5/31/07	42,737
6,801,000	U.S. Treasury Note, 4.125%, 8/15/08	6,750

		52,778

Investment Company (0%)
460,013	Bunker Hill Money Market Fund *	460

Total (Cost - $357,022) (a) (98%)		352,598
Other Assets, net of Liabilities (2%)		7,507

Net Assets (100%)		$360,105

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$60
Unrealized depreciation	(4,484)

Net unrealized depreciation	$(4,424)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Discount rate at time of purchase

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Gazprom Credit Default Swap	Nov-10	$3,600	$19
Russia Credit Default Swap	Nov-10	3,600	(4)
Unisys Credit Default Swap	Dec-07	1,000	(47)

		$8,200	$(32)

See notes to financial statements.

5	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. Government Obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value
U.S. Treasury	38%
U.S. Government Agency	38%
Mortgage Backed Securities	23%
Cash Equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Mortgage Backed (23%)
1,103,977	FHLMC #2659, 3.00%, 12/15/21	$1,081
426,452	FHLMC ARM #789582, 5.83%, 7/1/32	435
745,019	FHR #2891 LN, 4.25%, 6/15/24	735
1,238,811	FHR 2676 KM, 3.50%, 12/15/13	1,223
1,399,501	FHR 2836 DG, 5.00%, 6/15/16	1,400
1,758,199	FHR 2852 TU, 3.50%, 1/15/13	1,737
1,318,287	FNMA #708229, 4.28%, 4/1/33	1,309
1,145,905	FNMA #755867, 4.30%, 12/1/33	1,131
487,705	FNMA #790762, 5.11%, 9/1/34	487
691,519	FNMA #790764, 5.06%, 9/1/34	691
919,530	FNMA #794792, 5.19%, 10/1/34	922
735,129	FNMA #794797, 4.83%, 10/1/34	732
872,018	FNMA, 3.50%, 11/25/09	863

		12,746

U.S. Government Agency (37%)
900,000	FHLB, 3.875%, 8/22/08	881
2,400,000	FHLB, 4.00%, 6/13/07	2,373
1,900,000	FHLB, 4.375%, 10/3/08	1,872
2,000,000	FHLB, 4.375%, 9/17/10	1,964
2,300,000	FHLMC, 4.00%, 8/17/07	2,277
1,600,000	FHLMC, 4.25%, 7/15/09	1,573
2,000,000	FHLMC, 4.50%, 8/4/08	1,979
2,500,000	FNMA, 3.25%, 1/15/08	2,426
1,250,000	FNMA, 3.80%, 1/18/08	1,226
2,900,000	FNMA, 4.25%, 5/15/09	2,860
1,000,000	FNMA, 4.75%, 8/25/08	993

		20,424

U.S. Treasury (38%)
2,668,000	U.S. Treasury Bill, 3.64%, 11/25/05 (b)	2,662
2,800,000	U.S. Treasury Note, 3.375%, 2/15/08	2,737
832,000	U.S. Treasury Note, 3.75%, 5/15/08	818
1,800,000	U.S. Treasury Note, 4.125%, 8/15/08	1,786
2,300,000	U.S. Treasury Note, 4.00%, 6/15/09	2,266
3,580,000	U.S. Treasury Note, 3.50%, 8/15/09	3,462
3,800,000	U.S. Treasury Note, 3.625%, 1/15/10	3,678
1,250,000	U.S. Treasury Note, 4.00%, 4/15/10	1,226
2,300,000	U.S. Treasury Note, 3.875%, 9/15/10	2,240

		20,875

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
614,785	Bunker Hill Money Market Fund *	$615

Total (Cost - $55,551) (a) (99%)		54,660
Other Assets, net of Liabilities (1%)		385

Net Assets (100%)		$55,045

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$—
Unrealized depreciation	(891)

Net unrealized depreciation	$(891)

(b)	Discount rate at time of purchase

See notes to financial statements.

Annual Report	6

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. Government Obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of value
Mortgage Backed Securities	90%
U.S. Government Agency	7%
U.S. Treasury	2%
Cash Equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Mortgage Backed (157%)
2,483,166	FH ARM #782784, 4.41%, 10/1/34	$2,436
1,210,185	FHLMC #780444, 5.70%, 3/1/33	1,225
1,224,873	FHLMC #789984, 5.21%, 11/1/32	1,230
1,112,872	FHLMC #846489, 4.74%, 7/1/19	1,136
639,678	FHLMC ARM #789582, 5.83%, 7/1/32	653
265,030	FHR 1256 CB, 4.70%, 4/15/22	266
2,018,465	FNMA #665367, 4.80%, 8/1/32	2,041
2,589,186	FNMA #753498, 4.80%, 11/1/33	2,584
1,200,000	FNMA TBA, 5.00%, 11/1/35 (b)	1,155
2,284,529	FNR 2002-33, 4.86%, 11/25/30	2,333
702,278	GNMA #2591, 7.00%, 5/20/28	736
5,858,122	GNMA #3515, 5.50%, 2/20/34	5,841
6,036,278	GNMA #3599, 6.50%, 8/20/34	6,227
3,667,989	GNMA #3711, 5.50%, 5/20/35	3,657
805,676	GNMA #582100, 7.50%, 4/15/32	853
311,618	GNMA #592286, 7.50%, 1/15/33	330
3,768,961	GNMA #616826, 5.50%, 1/15/35	3,765
528,502	GNMA #780619, 7.00%, 8/15/12	553
365,320	GNMA #780759, 6.50%, 4/15/13	379
799,216	GNMA #780852, 6.50%, 9/15/13	830
816,571	GNMA #780853, 9.00%, 1/15/10	852
1,314,477	GNMA #781324, 7.00%, 7/15/31	1,382
1,358,839	GNMA #781412, 6.50%, 2/15/17	1,408
991,444	GNMA #781445, 8.00%, 11/15/31	1,060
3,901,038	GNMA #781527, 6.00%, 11/15/32	3,970
2,202,727	GNMA #80029, 4.375%, 1/20/27	2,203
815,164	GNMA #8006, 3.75%, 7/20/22	827
546,305	GNMA #80346, 4.125%, 11/20/29	551
514,933	GNMA #8041, 3.75%, 8/20/22	522
1,422,125	GNMA #80507, 4.375%, 4/20/31	1,428
2,987,529	GNMA #80546, 4.00%, 10/20/31	3,010
1,340,618	GNMA #80612, 4.50%, 6/20/32	1,350
530,457	GNMA #8062, 4.125%, 10/20/22	536
2,713,477	GNMA #81018, 4.00%, 8/20/34	2,747
650,263	GNMA #8228, 3.75%, 7/20/23	660
631,641	GNMA #8301, 4.125%, 10/20/23	637
1,140,283	GNMA #8302, 4.125%, 10/20/23	1,151
687,516	GNMA #8339, 4.125%, 12/20/23	693
488,903	GNMA #8867, 4.125%, 11/20/21	493
928,274	GNMA 2002-24 FA, 4.47%, 4/16/32	936
592,995	GNMA 2002-24, 4.52%, 4/16/32	597
5,132,234	GNMA ARM #3584, 6.00%, 7/20/34	5,211
29,500,000	GNMA TBA, 5.00%, 11/1/35 (b)	28,772
26,150,000	GNMA TBA, 5.50%, 11/1/35 (b)	26,109

Principal or Shares	Security Description	Value (000)
19,400,000	GNMA TBA, 6.00%, 11/1/35 (b)	$19,746
7,400,000	GNMA TBA, 6.50%, 11/1/35 (b)	7,678
430,832	GNMA, 4.125%, 10/20/21	435
1,147,092	GNMA, 4.37%, 9/16/31	1,153
3,842,302	GNMA, 4.375%, 11/20/27	3,829
166,725	GNMA, 4.40%, 3/20/29	167
1,130,155	GNMA, 4.42%, 11/16/29	1,137
144,051	GNMA, 4.47%, 5/16/32	145
2,018,196	GNMA, 4.52%, 11/16/29	2,034
1,779,133	GNMA, 4.55%, 9/20/30	1,789
2,261,308	GNMA, 6.00%, 9/16/28	2,261
353,965	GNMA, 6.50%, 2/15/09	363
96,446	GNR 2000-26 F, 4.40%, 6/20/30	97
865,559	GNR 2000-9 FH, 4.47%, 2/16/30	872
973,536	GNR 2001-19, 4.47%, 5/16/31	980
2,743,927	GNR 2002-11, 4.50%, 2/20/32	2,768
206,090	GNR 2002-31 FW, 4.37%, 6/16/31	207
612,641	GNR 2002-4 FY, 4.42%, 1/16/32	612
3,105,815	GNR 2002-48 FT, 4.17%, 12/16/26	3,114
3,287,730	GNR 2002-76, 4.17%, 1/16/31	3,288
1,030,008	GNR 2002-76, 4.27%, 12/16/26	1,034
2,058,173	GNR 2003-1QK, 4.00%, 2/16/26	2,046

		181,090

U.S. Government Agency (12%)
13,400,000	FNMA Disc Note, 3.7496%, 12/21/05 (c)	13,327
U.S. Treasury (4%)
4,500,000	U.S. Treasury Bill, 3.66%, 12/1/05 (c)	4,487
Investment Company (1%)
1,099,409	Bunker Hill Money Market Fund *	1,099

Total (Cost - $201,615) (a) (174%)		200,003
Liabilities in excess of Other Assets (-74%)		(84,748)

Net Assets (100%)		$115,255

7	Paydenfunds

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$112
Unrealized depreciation	(1,724)

Net unrealized depreciation	$(1,612)

(b)	Security purchased on a delayed delivery basis.

(c)	Discount rate at time of purchase

See notes to financial statements.

Annual Report	8

The Fund seeks to maximize total return that is consistent with preservation of capital by generally investing in investment grade inflation-indexed fixed income securities denominated in U.S. and foreign currencies. The Fund may also invest in derivative instruments.

Portfolio Duration - percent of value
0-3 years	7%
3-5 years	18%
5-7 years	14%
7-10 years	35%
10+ years	26%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Mortgage Backed (15%)
1,304,729	Countrywide Alternative Loan Trust - interest only, 0.55%, 2/25/07	$6
298,393	Countrywide Alternative Loan Trust - interest only, 1.50%, 6/25/34	3
28,521	Countrywide Home Loans, 5.03%, 5/25/34	29
9,851	FHLMC Structured, 1.842%, 8/15/08	9
25,138	FNMA #753498, 4.80%, 11/1/33	25
59,149	FNMA, 4.78%, 2/25/44	60
12,705	Morgan Stanley Mortgage Loan Trust, 5.27%, 2/25/34	13
19,879	Structured Asset Securities Corp., 6.01%, 3/25/33	20
20,185	Thornburg Mortgage Securities Trust, 4.31%, 3/25/44	20
27,117	Washington Mutual, 4.38%, 5/6/34	27
8,747	Washington Mutual, 4.42%, 4/25/44	9

		221

U.S. Treasury (13%)
187,000	U.S. Treasury Note, 4.25%, 8/15/15 (b)	182
U.S. Treasury Inflation Indexed (98%)
96,024	U.S. Treasury Inflation Indexed, 3.625%, 1/15/08	100
95,789	U.S. Treasury Inflation Indexed, 3.875%, 1/15/09	103
78,199	U.S. Treasury Inflation Indexed, 4.25%, 1/15/10	86
99,611	U.S. Treasury Inflation Indexed, 0.875%, 4/15/10 (b)	95
60,489	U.S. Treasury Inflation Indexed, 3.50%, 1/15/11 (b)	65
34,283	U.S. Treasury Inflation Indexed, 3.375%, 1/15/12	37
110,307	U.S. Treasury Inflation Indexed, 3.00%, 7/15/12	118
99,433	U.S. Treasury Inflation Indexed, 1.875%, 7/15/13	99
102,023	U.S. Treasury Inflation Indexed, 2.00%, 1/15/14	102
141,211	U.S. Treasury Inflation Indexed, 2.00%, 7/15/14 (b)	140
72,821	U.S. Treasury Inflation Indexed, 1.625%, 1/15/15 (b)	71
110,427	U.S. Treasury Inflation Indexed, 2.375%, 1/15/25	115
117,768	U.S. Treasury Inflation Indexed, 3.625%, 4/15/28	150
105,116	U.S. Treasury Inflation Indexed, 3.875%, 4/15/29	140

		1,421

Investment Company (13%)
181,590	Bunker Hill Money Market Fund *	182

Total (Cost - $2,012) (a) (139%)		2,006
Liabilities in excess of Other Assets (-39%)		(564)

Net Assets (100%)		$1,442

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$17
Unrealized depreciation	(23)

Net unrealized depreciation	$(6)

(b)	Security purchased on a delayed delivery basis.

See notes to financial statements.

9	Paydenfunds

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	79%
AA	3%
A	6%
BBB	12%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Asset Backed (15%)
3,300,000	Ameriquest Mortgage Securities Inc., 4.25%, 3/25/35	$3,304
1,131,215	Ameriquest Mortgage Securities Inc., 4.41%, 1/25/34	1,134
3,940,000	Bank One Issuance Trust, 3.45%, 10/15/11	3,778
4,600,000	Capital One Multi-Asset Execution Trust, 4.19%, 12/15/09	4,606
8,100,000	Centex Home Equity, 4.21%, 3/25/35	8,103
4,983,332	Countrywide Asset-Backed Certificates, 4.38%, 12/25/34	4,988
4,513,675	Countrywide Asset-Backed Certificates, 4.38%, 9/30/34	4,521
68,845	Credit-Based Asset Servicing & Securities, 4.29%, 12/25/35	69
100,000	First Franklin Mtg Loan Asset Backed Certificates, 4.32%, 1/25/35	100
3,000,000	Ford Credit Floorplan Master Owner Trust, 4.19%, 7/15/09	3,005
6,400,000	GE Capital Credit Card Master Note Trust, 4.13%, 6/17/13	6,199
3,589,563	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	3,855
2,200,000	MBNA Credit Card Master Note Trust, 3.65%, 3/15/11	2,131
4,429,786	Morgan Stanley ABS Capital, 4.34%, 5/25/34	4,436
6,500,000	Nissan Master Owner Trust Receivables, 4.03%, 9/15/08	6,506
11,400,000	Nomura Asset Securities Corp., 6.59%, 3/15/30	11,814
11,500,000	Option One Mortgage Loan Trust, 4.28%, 2/25/35	11,519
194,394	Samsung Capital Auto 144A, 4.39%, 5/23/08 (b)	195
131,515	SLM Student Loan Trust, 4.02%, 6/15/16	132
969,415	SuperAnnuation Members Home Loan, 4.09%, 12/1/28	971
5,000,000	Superior Wholesale Inventory Financing Trust 144A, 4.22%, 5/15/09 (b)	4,862
13,500,000	Volkswagon Credit Auto Master Trust, 4.02%, 7/20/10	13,499

		99,727

Corporate (16%)
1,729,000	America Movil SA de CV, 5.75%, 1/15/15	1,698
692,000	Anadarko Finance Co., 7.50%, 5/1/31	832
772,000	Axa, 8.60%, 12/15/30	1,005
3,128,000	Bank of America Corp., 3.875%, 1/15/08	3,069

Principal or Shares	Security Description	Value (000)
1,545,000	Bear Stearns Co. Inc., 4.55%, 6/23/10	$1,510
1,141,000	BHP Billiton Finance, 4.80%, 4/15/13	1,118
1,591,000	Boeing Capital Corp., 6.50%, 2/15/12	1,711
2,629,000	CIT Group Co. of Canada 144A, 4.65%, 7/1/10 (b)	2,573
2,202,000	Citigroup Inc., 3.50%, 2/1/08	2,140
2,580,000	Codelco Inc., 5.50%, 10/15/13	2,585
1,845,000	Comcast Cable Comm Hldgs., 8.375%, 3/15/13	2,125
1,752,000	DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08	1,701
876,000	DaimlerChrysler NA Holding Corp., 4.875%, 6/15/10	849
634,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	686
3,500,000	Dominion Resources Inc., 4.30%, 9/28/07	3,500
738,000	Dominion Resources Inc., 6.25%, 6/30/12	771
1,326,000	Dominion Resources Inc., 8.125%, 6/15/10	1,478
807,000	Encana Holdings Fin Corp., 5.80%, 5/1/14	839
911,000	EOP Operating LP, 4.75%, 3/15/14	860
3,450,000	Gazstream SA, 5.625%, 7/22/13	3,416
853,000	Goldman Sachs Capital, 6.345%, 2/15/34	855
876,000	Goldman Sachs Group Inc., 5.125%, 1/15/15	854
634,000	HSBC Bank USA, 5.875%, 11/1/34	627
1,314,000	HSBC Finance Corp., 5.00%, 6/30/15	1,266
3,300,000	Hutchison Whamp International Ltd., 6.25%, 1/24/14	3,410
2,721,000	Intl Lease Finance Corp., 4.35%, 9/15/08	2,667
3,044,000	JP Morgan Chase & Co., 3.625%, 5/1/08	2,956
876,000	Kellogg Co., 7.45%, 4/1/31	1,072
749,000	Keyspan Corp., 7.625%, 11/15/10	833
611,000	Kinder Morgan Energy Partners, 5.125%, 11/15/14	593
761,000	Kowloon-Canton Railway, 8.00%, 3/15/10	848
1,741,000	Lehman Brothers Holdings, 4.50%, 7/16/10	1,698
657,000	Lennar Corp. 144A, 5.60%, 5/31/15 (b)	629
657,000	Metlife Inc., 5.00%, 6/15/15	638
2,225,000	Morgan Stanley, 3.625%, 4/1/08	2,162
2,530,000	Morgan Stanley, 4.34%, 7/27/07	2,535
911,000	Morgan Stanley, 4.75%, 4/1/14	859
438,000	National Rural Utilities, 4.75%, 3/1/14	426
496,000	National Rural Utilities, 8.00%, 3/1/32	640
703,000	Newmont Mining Corp., 5.875%, 4/1/35	675
865,000	Nisource Finance Corp., 5.40%, 7/15/14	854
634,000	Pacific Gas & Electric, 6.05%, 3/1/34	637
726,000	Petro-Canada, 5.95%, 5/15/35	709
772,000	Pulte Homes Inc., 7.875%, 8/1/11	845
842,000	Safeway Inc., 7.25%, 2/1/31	866
749,000	Schering-Plough Corp., 6.75%, 12/01/33	843
657,000	Simon Property Group LP, 6.375%, 11/15/07	673

Annual Report	10

Principal or Shares	Security Description	Value (000)
461,000	Southwest Airlines Co., 5.125%, 3/1/17	$424
2,041,000	Sprint Capital Corp., 6.125%, 11/15/08	2,102
738,000	Sprint Capital Corp., 8.375%, 3/15/12	851
1,430,000	Target Corp., 5.875%, 3/1/12	1,497
1,845,000	Telecom Italia Capital, 4.875%, 10/1/10	1,807
2,710,000	Telecom Italia Capital, 5.25%, 11/15/13	2,649
1,556,000	Time Warner Inc., 6.875%, 5/1/12	1,666
2,536,000	Time Warner Inc., 7.70%, 5/1/32	2,888
5,870,000	Treasury Bank, 3.92%, 3/1/06	5,869
807,000	Tyco International Group SA, 6.00%, 11/15/13	837
1,533,000	UnitedHealth Group Inc., 4.875%, 3/15/15	1,490
3,030,000	Vale Overseas Ltd., 8.25%, 1/17/34	3,272
715,000	Valero Energy Corp., 6.875%, 4/15/12	775
1,360,000	Verizon Global Funding Corp., 5.85%, 9/15/35	1,272
1,948,000	Wachovia Bank, 4.875%, 2/1/15	1,888
911,000	Wal-Mart Stores, 5.25%, 9/1/35	855
1,026,000	Waste Management Inc., 7.75%, 5/15/32	1,235
1,556,000	Wellpoint Inc., 6.80%, 8/1/12	1,694
1,095,000	Weyerhaeuser Co., 6.75%, 3/15/12	1,160
921,000	Wyeth, 4.375%, 3/1/08	911
1,268,000	Wyeth, 5.50%, 2/1/14	1,277

		102,555

Foreign Government (e) (6%)
2,730,000	Bulgaria Government International Bond, 8.25%, 1/15/15	3,268
976,178	Croatia, 4.75%, 7/31/06	978
5,436,364	Croatia, 4.75%, 7/31/10	5,469
45,410,000	Mexican Fixed Rate Bonds, 8.00%, 12/19/13	3,990
35,720,000	Mexican Fixed Rate Bonds, 9.50%, 12/18/14	3,420
1,940,000	Mexico, 8.125%, 12/30/19	2,320
3,080,000	Republic of South Africa, 6.50%, 6/2/14	3,292
9,070,000	Russia Government International Bond, 5.00%, 3/31/30	10,082
2,970,000	South Africa Government International Bond, 7.375%, 4/25/12	3,287
2,740,000	United Mexican States, 8.00%, 9/24/22	3,258

		39,364

Mortgage Backed (44%)
1,900,000	Banc of America Commercial Mortgage Inc., 4.176%, 11/10/41	1,841
5,530,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	5,382
7,600,000	Banc of America Large Loan 144A, 4.12%, 7/14/08 (b)	7,600
3,241,760	Bear Stearns ABS, 4.49%, 3/25/44	3,209
3,100,749	Bear Stearns ARM, 5.09%, 6/25/31	3,119
1,400,000	Bear Stearns Commercial Mortgage Securities, 6.46%, 10/15/36	1,485
6,011,081	Countrywide Alternative Loan Trust, 4.33%, 6/25/35	6,056
5,605,724	Countrywide Home Loans, 5.14%, 8/25/34	5,690
490,000	First Franklin Mtg Loan Asset Backed Certificates, 4.40%, 10/25/34	491
2,012,815	FNMA #670385, 6.50%, 9/1/32	2,070
6,925,074	FNMA #725423, 5.50%, 5/1/34	6,843
17,232,210	FNMA #725424, 5.50%, 4/1/34	17,027
4,183,370	FNMA #725425, 5.50%, 4/1/34	4,134
37,260,000	FNMA TBA, 5.00%, 11/1/35 (c)	35,851
27,240,000	FNMA TBA, 5.50%, 11/1/35 (c)	26,865
64,760,000	FNMA TBA, 6.00%, 11/1/35 (c)	65,306
6,502,119	FNMA, 4.78%, 2/25/44	6,635
1,507,584	GNMA #616826, 5.50%, 1/15/35	1,506
30,040,000	GNMA TBA, 5.50%, 11/1/35 (c)	29,993
5,330,000	GS Mortgage Securities Corp., 4.475%, 7/10/39	5,193
6,900,000	GS Mortgage Securities Corp., 5.396%, 8/10/38	6,944
2,109,000	JP Morgan Chase Commercial Sec Corp., 5.02%, 8/12/37	2,100

Principal or Shares	Security Description	Value (000)
5,720,000	LB-UBS Commercial Mortgage Trust, 4.821%, 4/15/30	$5,656
748,320	Liberty Funding Property Ltd. 144A, 4.23%, 12/10/34 (b)	750
7,900,000	Merrill Lynch Mortgage Trust, 4.556%, 5/12/43	7,713
112,585	Option One Mortgage Loan Trust, 4.31%, 6/25/32	113
7,671,026	PUMA Finance Ltd 144A, 3.95%, 8/9/35 (b)	7,689
5,297,881	Structured Asset Mortgage Investments Inc., 5.588%, 5/25/45	5,415
4,780,000	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	4,655
3,513,778	Washington Mutual, 4.38%, 12/25/32	3,465
3,919,864	Washington Mutual, 4.94%, 8/25/35	3,920
7,038,945	Wells Fargo MBS, 3.39%, 7/25/34	7,020

		291,736

U.S. Government Agency (5%)
9,310,000	FHLMC, 3.875%, 6/15/08	9,126
7,240,000	FHLMC, 4.125%, 10/18/10	7,030
1,670,000	FHLMC, 6.25%, 7/15/32	1,937
19,220,000	FNMA, 2.375%, 2/15/07	18,689

		36,782

U.S. Treasury (49%)
15,610,000	U.S. Treasury Bill, 3.66%, 2/23/06 (d)	15,419
4,812,000	U.S. Treasury Bill, 3.85%, 3/2/06 (d)	4,749
4,880,000	U.S. Treasury Bond, 6.25%, 8/15/23	5,696
15,660,000	U.S. Treasury Bond, 6.125%, 11/15/27	18,400
36,520,000	U.S. Treasury Note, 2.875%, 11/30/06	35,943
45,021,000	U.S. Treasury Note, 3.375%, 2/15/08	44,015
439,000	U.S. Treasury Note, 3.00%, 2/15/09	420
49,960,000	U.S. Treasury Note, 4.00%, 4/15/10	49,003
10,970,000	U.S. Treasury Note, 3.875%, 5/15/10	10,702
864,000	U.S. Treasury Note, 4.25%, 8/15/13	847
7,800,000	U.S. Treasury Note, 4.25%, 8/15/14	7,616
59,710,000	U.S. Treasury Note, 4.00%, 2/15/15	57,095
78,065,000	U.S. Treasury Note, 4.25%, 8/15/15	76,174

		326,079

Investment Company (1%)
6,314,421	Bunker Hill Money Market Fund *	6,314

Total (Cost - $912,550) (a) (136%)		902,557
Liabilities in excess of Other Assets (-36%)		(240,982)

Net Assets (100%)		$661,575

11	Paydenfunds

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,341
Unrealized depreciation	(11,334)

Net unrealized depreciation	$(9,993)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Security was purchased on a delayed delivery basis.

(d)	Discount rate at time of purchase

(e)	Par in local currency

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Gazprom Credit Default Swap	Nov-10	$18,800	$99
Russia Credit Default Swap	Nov-10	18,800	(21)

		$37,600	$78

See notes to financial statements.

Annual Report	12

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade income producing securities from U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality
AAA	75%
AA	2%
A	7%
BBB	10%
BB or below	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Asset Backed (12%)
2,000,000	Centex Home Equity, 4.21%, 3/25/35	$2,001
1,400,000	Citibank Credit Card Issuance Trust, 4.08%, 3/7/08	1,401
1,400,000	Countrywide Asset-Backed Certificates, 4.24%, 5/25/35	1,400
1,721,116	Credit-Based Asset Servicing & Securities, 4.29%, 12/25/35	1,722
1,000,000	Ford Credit Floorplan Master Owner Trust, 4.19%, 7/15/09	1,002
1,061,702	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	1,140
975,724	Morgan Stanley ABS Capital, 4.34%, 5/25/34	977
2,500,000	Option One Mortgage Loan Trust, 4.28%, 2/25/35	2,504
2,700,000	Residential Asset Securities Corp., 4.23%, 5/25/34	2,701
181,986	Samsung Capital Auto 144A, 4.39%, 5/23/08 (b)	182
2,000,000	Structured Asset Investment Loan Trust, 4.34%, 9/25/34	2,002
741,317	SuperAnnuation Members Home Loan, 4.09%, 12/1/28	743

		17,775

Corporate (14%)
370,000	America Movil SA de CV, 5.75%, 1/15/15	363
150,000	Anadarko Finance Co., 7.50%, 5/1/31	180
170,000	Axa, 8.60%, 12/15/30	221
685,000	Bank of America Corp., 3.875%, 1/15/08	672
340,000	Bear Stearns Co. Inc., 4.55%, 6/23/10	332
250,000	BHP Billiton Finance, 4.80%, 4/15/13	245
350,000	Boeing Capital Corp., 6.50%, 2/15/12	376
570,000	CIT Group Co. of Canada 144A, 4.65%, 7/1/10 (b)	558
480,000	Citigroup Inc., 3.50%, 2/1/08	467
400,000	Comcast Cable Comm Hldgs., 8.375%, 3/15/13	461
380,000	DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08	369
190,000	DaimlerChrysler NA Holding, 4.875%, 6/15/10	184
140,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	152
750,000	Dominion Resources Inc., 4.30%, 9/28/07	750
160,000	Dominion Resources Inc., 6.25%, 6/30/12	167
290,000	Dominion Resources Inc., 8.125%, 6/15/10	323
180,000	Encana Holdings Fin Corp., 5.80%, 5/1/14	187
200,000	EOP Operating LP, 4.75%, 3/15/14	189
720,000	Gazstream SA, 5.625%, 7/22/13	713
180,000	Goldman Sachs Capital, 6.345%, 2/15/34	180
190,000	Goldman Sachs Group Inc., 5.125%, 1/15/15	185
140,000	HSBC Bank USA, 5.875%, 11/1/34	139
290,000	HSBC Finance Corp., 5.00%, 6/30/15	279

Principal or Shares	Security Description	Value (000)
590,000	Intl Lease Finance Corp., 4.35%, 9/15/08	$578
660,000	JP Morgan Chase & Co., 3.625%, 5/1/08	641
620,000	Kazkommerts International BV 144A, 8.00%, 11/3/15 (b)	615
190,000	Kellogg Co., 7.45%, 4/1/31	233
160,000	Keyspan Corp., 7.625%, 11/15/10	178
130,000	Kinder Morgan Energy Partners, 5.125%, 11/15/14	126
170,000	Kowloon-Canton Railway, 8.00%, 3/15/10	189
380,000	Lehman Brothers Holdings, 4.50%, 7/16/10	371
140,000	Lennar Corp. 144A, 5.60%, 5/31/15 (b)	134
140,000	Metlife Inc., 5.00%, 6/15/15	136
480,000	Morgan Stanley, 3.625%, 4/1/08	466
200,000	Morgan Stanley, 4.75%, 4/1/14	189
100,000	National Rural Utilities, 4.75%, 3/1/14	97
110,000	National Rural Utilities, 8.00%, 3/1/32	142
150,000	Newmont Mining Corp., 5.875%, 4/1/35	144
190,000	Nisource Finance Corp., 5.40%, 7/15/14	188
140,000	Pacific Gas & Electric, 6.05%, 3/1/34	141
160,000	Petro-Canada, 5.95%, 5/15/35	156
170,000	Pulte Homes Inc., 7.875%, 8/1/11	186
180,000	Safeway Inc., 7.25%, 2/1/31	185
160,000	Schering-Plough Corp., 6.75%, 12/01/33	180
140,000	Simon Property Group LP, 6.375%, 11/15/07	143
100,000	Southwest Airlines Co., 5.125%, 3/1/17	92
440,000	Sprint Capital Corp., 6.125%, 11/15/08	453
160,000	Sprint Capital Corp., 8.375%, 3/15/12	185
310,000	Target Corp., 5.875%, 3/1/12	325
400,000	Telecom Italia Capital, 4.875%, 10/1/10	392
560,000	Telecom Italia Capital, 5.25%, 11/15/13	547
340,000	Time Warner Inc., 6.875%, 5/1/12	364
550,000	Time Warner Inc., 7.70%, 5/1/32	626
1,350,000	Treasury Bank, 3.92%, 3/1/06	1,350
180,000	Tyco International Group SA, 6.00%, 11/15/13	187
330,000	UnitedHealth Group Inc., 4.875%, 3/15/15	321
160,000	Valero Energy Corp., 6.875%, 4/15/12	173
300,000	Verizon Global Funding Corp., 5.85%, 9/15/35	281
430,000	Wachovia Bank, 4.875%, 2/1/15	417
200,000	Wal-Mart Stores, 5.25%, 9/1/35	188
220,000	Waste Management Inc., 7.75%, 5/15/32	265
340,000	Wellpoint Inc., 6.80%, 8/1/12	370
240,000	Weyerhaeuser Co., 6.75%, 3/15/12	254
205,000	Wyeth, 4.375%, 3/1/08	203
280,000	Wyeth, 5.50%, 2/1/14	282

		20,385

13	Paydenfunds

Principal or Shares	Security Description	Value (000)
Foreign Government (9%)
580,000	Bulgaria Government International Bond, 8.25%, 1/15/15	$694
8,530,000	Mexican Fixed Rate Bonds, 8.00%, 12/19/13	749
7,250,000	Mexican Fixed Rate Bonds, 9.50%, 12/18/14	694
420,000	Mexico, 8.125%, 12/30/19	502
630,000	Republic of Brazil, 11.00%, 8/17/40	757
2,067,000	Republic of Brazil, 12.50%, 1/5/16	864
710,000	Republic of Brazil, 8.00%, 1/15/18	733
310,000	Republic of Colombia, 10.00%, 1/23/12	365
340,000	Republic of Colombia, 8.25%, 12/22/14	368
260,000	Republic of Panama, 7.25%, 3/15/15	273
340,000	Republic of Peru, 7.35%, 7/21/25	343
420,000	Republic of Peru, 8.375%, 5/3/16	474
290,000	Republic of Peru, 9.875%, 2/6/15	357
350,000	Republic of Philippines, 8.00%, 1/15/16	351
340,000	Republic of Philippines, 9.875%, 1/15/19	378
650,000	Republic of Venezuela, 8.50%, 10/8/14	709
630,000	Republic of Venezuela, 9.25%, 9/15/27	734
640,000	Republic of Vietnam 144A, 6.875%, 1/15/16 (b)	632
1,930,000	Russia Government International Bond, 5.00%, 3/31/30	2,145
590,000	United Mexican States, 8.00%, 9/24/22	702

		12,824

Mortgage Backed (43%)
410,000	Banc of America Commercial Mortgage Inc., 4.176%, 11/10/41	397
1,110,000	Banc of America Commercial Mortgage Inc., 4.50%, 7/10/43	1,080
1,600,000	Banc of America Large Loan 144A, 4.12%, 7/14/08 (b)	1,600
1,275,078	Countrywide Alternative Loan Trust, 4.33%, 6/25/35	1,285
1,205,598	Countrywide Home Loans, 5.14%, 8/25/34	1,224
2,552,741	Countrywide Home Loans, 5.23%, 1/20/35	2,589
3,100,000	First Franklin Mtg Loan Asset Backed Certificates, 4.40%, 10/25/34	3,108
520,656	FNMA #670385, 6.50%, 9/1/32	535
1,427,150	FNMA #725423, 5.50%, 5/1/34	1,410
3,542,052	FNMA #725424, 5.50%, 4/1/34	3,500
859,874	FNMA #725425, 5.50%, 4/1/34	850
8,360,000	FNMA TBA, 5.00%, 11/1/35 (c)	8,044
7,500,000	FNMA TBA, 5.50%, 11/1/35 (c)	7,397
13,670,000	FNMA TBA, 6.00%, 11/1/35 (c)	13,785
1,130,688	GNMA #616826, 5.50%, 1/15/35	1,130
5,790,000	GNMA TBA, 5.50%, 11/1/35 (c)	5,781
1,080,000	GS Mortgage Securities Corp., 4.475%, 7/10/39	1,052
440,000	JP Morgan Chase Commercial Sec Corp., 5.02%, 8/12/37	438
1,140,000	LB-UBS Commercial Mortgage Trust, 4.821%, 4/15/30	1,127
166,293	Liberty Funding Property Ltd. 144A, 4.23%, 12/10/34 (b)	167
1,590,000	Merrill Lynch Mortgage Trust, 4.556%, 5/12/43	1,552
1,287,793	Structured Asset Mortgage Investments Inc., 5.588%, 5/25/45	1,316
970,000	Wachovia Bank Commercial Mortgage Trust, 4.38%, 10/15/41	945
871,081	Washington Mutual, 4.94%, 8/25/35	871

		61,183

Principal or Shares	Security Description	Value (000)
U.S. Treasury (57%)
14,660,000	U.S. Treasury Bill, 3.66%, 2/23/06 (d)	$14,480
1,051,000	U.S. Treasury Bill, 3.85%, 3/2/06 (d)	1,037
1,530,000	U.S. Treasury Bond, 6.25%, 8/15/23	1,786
3,770,000	U.S. Treasury Bond, 6.125%, 11/15/27	4,430
7,640,000	U.S. Treasury Note, 2.875%, 11/30/06	7,520
9,266,000	U.S. Treasury Note, 3.375%, 2/15/08	9,059
93,000	U.S. Treasury Note, 3.00%, 2/15/09	89
10,300,000	U.S. Treasury Note, 4.00%, 4/15/10	10,103
3,890,000	U.S. Treasury Note, 3.875%, 5/15/10	3,795
188,000	U.S. Treasury Note, 4.25%, 8/15/13	185
1,610,000	U.S. Treasury Note, 4.25%, 8/15/14	1,572
11,030,000	U.S. Treasury Note, 4.00%, 2/15/15	10,547
17,460,000	U.S. Treasury Note, 4.25%, 8/15/15	17,037

		81,640

Investment Company (2%)
3,055,042	Bunker Hill Money Market Fund *	3,055

Total (Cost - $198,419) (a) (137%)		196,862
Liabilities in excess of Other Assets (-37%)		(53,134)

Net Assets (100%)		$143,728

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$422
Unrealized depreciation	(1,979)

Net unrealized depreciation	$(1,557)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Security purchased on a delayed delivery basis.

(d)	Discount rate at time of purchase

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (000s)
Asset:
12/9/2005	Turkish Lira (Buy 920)	1.4210	$647	$27

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
107	U.S. Treasury 10 Year Note Future	Dec-05	$11,604	$(153)
100	Canadian 10 Year Bond Future	Dec-05	9,606	148

			$21,210	$(5)

Annual Report	14

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Gazprom Credit Default Swap	Nov-10	$4,000	$21
Russia Credit Default Swap	Nov-10	4,000	(4)

		$8,000	$17

See notes to financial statements.

15	Paydenfunds

The Fund seeks high current income and capital appreciation by generally investing in below investment grade income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	3%
BBB	2%
BB	35%
B	59%
C	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Corporate Bonds (97%)
Automotive (5%)
1,990,000	Cooper Standard Auto, 8.375%, 12/15/14	$1,493
1,605,000	Ford Motor Co., 7.45%, 7/16/31	1,180
3,175,000	Ford Motor Credit Co., 7.00%, 10/1/13	2,906
1,245,000	General Motors Acceptance Corp., 7.25%, 3/2/11	1,225
970,000	General Motors Acceptance Corp., 8.00%, 11/1/31	1,001
1,700,000	General Motors Corp., 7.20%, 1/15/11	1,411
760,000	General Motors Corp., 8.375%, 7/15/33	563
600,000	Navistar International, 7.50%, 6/15/11	570
1,647,000	TRW Automotive Inc., 9.375%, 2/15/13	1,771

		12,120

Banking (1%)
1,500,000	Citigroup (JSC Kazkommer) 144A, 7.375%, 4/7/14 (b)	1,530
1,750,000	Kazkommerts Int’l. 144A, 7.875%, 4/7/14 (b)	1,752

		3,282

Basic Materials (7%)
1,500,000	Borden US/Nova Scot 144A, 9.00%, 7/15/14 (b)	1,476
1,020,000	Georgia-Pacific Corp., 8.125%, 5/15/11	1,107
750,000	Graphic Packaging Int’l, 8.50%, 8/15/11	724
2,185,000	Graphic Packaging Int’l, 9.50%, 8/15/13	1,961
2,680,000	Lyondell Chemical Co., 9.625%, 5/1/07	2,801
1,065,000	Nalco Co., 7.75%, 11/15/11	1,088
1,830,000	Nova Chemicals Ltd., 6.50%, 1/15/12	1,747
2,445,000	Novelis Inc. 144A, 7.25%, 2/15/15 (b)	2,231
1,950,000	Owens-Brockway, 6.75%, 12/1/14	1,833
2,170,000	Vedanta Resources 144A, 6.625%, 2/22/10 (b)	2,099

		17,067

Building and Construction (1%)
1,000,000	Grohe Holdings 144A, 8.625%, 10/1/14 (b)	1,061
510,000	KB Home & Broad Home Corp., 6.375%, 8/15/11	502

		1,563

Cable Systems (4%)
2,400,000	Charter Comm Opt LLC/CAP. 144A, 8.00%, 4/30/12 (b)	2,409
3,535,000	CSC Holdings Inc., 8.125%, 07/15/09	3,615
2,475,000	Mediacom LLC/Mediacom Capital Corp., 9.50%, 1/15/13	2,419
850,000	Videotron Ltee 144A, 6.375%, 12/15/15 (b)	839

		9,282

Principal or Shares	Security Description	Value (000)
Communications (9%)
17,500,000	America Movil SA de CV, 9.00%, 1/15/16 (c)	$1,562
2,540,000	Citizens Communications, 6.25%, 1/15/13	2,407
380,000	Dobson Cellular Systems, 8.375%, 11/1/11	396
1,600,000	Eircom Funding, 8.25%, 8/15/13	1,724
1,850,000	Hanaro Telecom Inc. 144A, 7.00%, 2/1/12 (b)	1,800
4,115,000	Liberty Media Corp., 5.70%, 5/15/13	3,712
2,320,000	MCI Inc., 7.688%, 5/1/09	2,404
100,000	Qwest Communications Int, 7.50%, 2/15/14	96
4,030,000	Qwest Corp., 6.875%, 9/15/33	3,567
3,700,000	Rogers Wireless Inc., 6.375%, 3/1/14	3,691
2,178,000	Telefonica Del Peru S.A. 144A, 8.00%, 4/11/16 (b)	649

		22,008

Consumer Cyclicals (3%)
1,775,000	Central Garden & Pet Co., 9.125%, 2/1/13	1,864
2,025,000	Norcross Safety Products, 9.875%, 8/15/11	2,157
365,000	Oxford Industries Inc., 8.875%, 6/1/11	374
1,140,000	RJ Reynolds Tobacco Holding, 7.25%, 6/1/12	1,146
2,220,000	United Auto Group Inc., 9.625%, 3/15/12	2,306

		7,847

Consumer Goods and Services (17%)
1,710,000	Acco Brands Corp. 144A, 7.625%, 8/15/15 (b)	1,625
1,220,000	Ahold Finance USA Inc., 6.25%, 5/1/09	1,229
440,000	American Achievement Corp., 8.25%, 4/1/12	440
2,000,000	Cenveo Corp., 7.875%, 12/1/13	1,850
1,750,000	Chaoda Modern Agricult 144A, 7.75%, 2/8/10 (b)	1,698
1,010,000	Dole Foods Co., 8.625%, 5/1/09	1,044
485,000	Elizabeth Arden Inc., 7.75%, 1/15/14	482
3,190,000	Ingles Markets Inc., 8.875%, 12/1/11	3,194
2,080,000	Iron Mountain Inc., 6.625%, 1/1/16	1,914
3,050,000	Jean Coutu Group PJC Inc., 8.50%, 8/1/14	2,829
3,720,000	Jostens IH Corp., 7.625%, 10/1/12	3,664
430,000	K2 Inc., 7.375%, 7/1/14	421
345,000	Lamar Media Corp., 7.25%, 1/1/13	358
1,410,000	Leslie’s Poolmart, 7.75%, 2/1/13	1,410
2,096,000	Nectar Merger Corp., 7.75%, 2/15/14	2,075
140,000	Penney (JC) & Co., 8.00%, 3/1/10	151
650,000	Petro Stopping Center 144A, 9.00%, 2/15/12 (b)	635
3,500,000	Petro Stopping Center, 9.00%, 2/15/12	3,421
3,435,000	Roundy’s Inc, 8.875%, 6/15/12	3,787
500,000	Sealy Mattress Co., 8.25%, 6/15/14	508
510,000	Smithfield Foods Inc., 8.00%, 10/15/09	539
1,845,000	Stater Brothers Holdings, 8.125%, 6/15/12	1,803

Annual Report	16

Principal or Shares	Security Description	Value (000)
2,750,000	United Rentals, 6.50%, 2/15/12	$2,637
1,980,000	Victoria Acquisition 144A, 7.875%, 10/1/14 (b)	2,242

		39,956

Energy (7%)
115,000	Allegheny Energy Supply, 7.80%, 3/15/11	124
1,200,000	Chesapeake Energy Corp., 6.875%, 1/15/16	1,215
385,000	CMS Energy Corp., 7.50%, 1/15/09	399
478,692	Dresser, Inc., Term Loan, 4.46%, 4/10/09	486
4,665,000	El Paso Production Holding, 7.75%, 6/1/13	4,805
1,225,000	Energy Partners Ltd., 8.75%, 8/1/10	1,274
1,450,000	KCS Energy Inc., 7.125%, 4/1/12	1,479
1,250,000	MSW Energy Holdings, 7.375%, 9/1/10	1,294
1,325,000	MSW Energy Holdings, 8.50%, 9/1/10	1,411
5,000	Peabody Energy Corp., 6.875%, 3/15/13	5
180,000	Pogo Producing Co. 144A, 6.625%, 3/15/15 (b)	178
1,000,000	Pogo Producing Co. 144A, 6.875%, 10/1/17 (b)	990
440,000	Sierra Pacific Resources, 8.625%, 3/15/14	485
700,000	Targa Resources Inc. 144A, 8.50%, 11/1/13 (b)	711
1,275,000	Teco Energy Inc., 7.20%, 5/1/11	1,336
1,070,000	Whiting Petroleum Corp. 144A, 7.00%, 2/1/14 (b)	1,073

		17,265

Food-Retail (1%)
2,200,000	Carrols Corp. 144A, 9.00%, 1/15/13 (b)	2,178
1,740,000	Landry’s Restaurants Inc., 7.50%, 12/15/14	1,601

		3,779

Foreign Government (1%)
1,080,000	Republic of Vietnam 144A, 6.875%, 1/15/16 (b)	1,067
Gaming (5%)
2,335,000	Boyd Gaming Corp., 7.75%, 12/15/12	2,428
75,000	Boyd Gaming Corp., 8.75%, 4/15/12	80
1,200,000	Herbst Gaming Inc., 8.125%, 6/1/12	1,239
1,245,000	Isle of Capri Casinos, 7.00%, 3/1/14	1,176
75,000	Mandalay Resort Group, 6.45%, 2/1/06	75
2,320,000	MGM Mirage Inc., 6.00%, 10/1/09	2,279
200,000	MGM Mirage Inc., 6.75%, 9/1/12	199
1,220,000	San Pasqual Casino 144A, 8.00%, 9/15/13 (b)	1,214
1,200,000	Station Casinos, 6.50%, 2/1/14	1,197
1,990,000	Wynn Las Vegas LLC/Corp., 6.625%, 12/1/14	1,895

		11,782

Healthcare (8%)
675,000	Alliance Imaging, 7.25%, 12/15/12	591
1,250,000	AmerisourceBergen Corp. 144A, 5.875%, 9/15/15 (b)	1,203
1,315,000	Davita Inc., 6.625%, 3/15/13	1,331
2,740,000	HCA Inc., 7.875%, 2/1/11	2,911
685,000	HCA Inc., 5.75%, 3/15/14	647
2,400,000	Select Medical Corp., 7.625%, 2/1/15	2,226
2,000,000	Service Corp. International 144A, 7.00%, 6/15/17 (b)	1,985
1,520,000	Tenet Healthcare Corp., 6.50%, 6/1/12	1,322
3,570,000	Triad Hospitals Inc., 7.00%, 11/15/13	3,570
2,920,000	US Oncology Inc., 9.00%, 8/15/12	3,080
1,220,000	Universal Hospital Services 144A, 10.125%, 11/1/11 (b)	1,226

		20,092

Industrial (6%)
2,735,000	Allied Waste North America, 6.125%, 2/15/14	2,530
5,000	Ball Corp., 6.875%, 12/15/12	5
750,000	Bombardier Inc. 144A, 6.75%, 5/1/12 (b)	679
1,340,000	Case New Holland Inc., 9.25%, 8/1/11	1,410
1,500,000	Corrections Corp., 7.50%, 5/1/11	1,551
275,000	Geo Group Inc., 8.25%, 7/15/13	266
1,500,000	K&F Acquisition Inc. 144A, 7.75%, 11/15/14 (b)	1,500
1,300,000	L-3 Communications Corp. 144A, 5.875%, 1/15/15 (b)	1,235

Principal or Shares	Security Description	Value (000)
1,500,000	Nell Af Sarl 144A, 8.375%, 8/15/15 (b)	$1,440
1,085,000	Sequa Corp., 9.00%, 8/1/09	1,126
2,450,000	Spectrum Brands Inc., 7.375%, 2/1/15	2,116
425,000	Williams Scotsman Inc. 144A, 8.50%, 10/1/15 (b)	431

		14,289

Leisure and Hotel (2%)
1,650,000	Grupo Posadas Sa De 144A, 8.75%, 10/4/11 (b)	1,733
2,550,000	Town Sports International, 9.625%, 4/15/11	2,620

		4,353

Multimedia (6%)
2,350,000	Dex Media Inc., 8.00%, 11/15/13	2,391
2,835,000	Houghton Mifflin Co., 8.25%, 2/1/11	2,898
1,130,000	LCE Acquisition Corp., 9.00%, 8/1/14	1,088
3,300,000	Lighthouse Int’l 144A, 8.00%, 4/30/14 (b)	4,123
2,050,000	Media News Group Inc., 6.375%, 4/1/14	1,958
2,600,000	Warner Music Group, 7.375%, 4/15/14	2,535

		14,993

Paper and Related Products (2%)
1,910,000	Abitibi-Consolidated Inc., 7.75%, 6/15/11	1,772
1,640,000	Bowater Inc., 6.50%, 6/15/13	1,443
660,000	Bowater Inc., 6.87%, 3/15/10	644

		3,859

Satellite (3%)
2,285,000	DirecTV Holdings/Finance, 8.375%, 3/15/13	2,474
2,450,000	Echostar DBS Corp., 6.625%,10/1/14	2,377
2,255,000	Intelsat Bermuda Ltd. 144A, 8.625%, 1/15/15 (b)	2,283

		7,134

Technology (2%)
480,000	Lucent Technologies, 5.50%, 11/15/08	479
1,000,000	Sungard Data Systems Inc. 144A, 9.125%, 8/15/13 (b)	1,015
1,170,000	Unisys Corp., 8.00%, 10/15/12	1,030
1,155,000	Xerox Corp., 6.875%, 8/15/11	1,189

		3,713

Utilities (7%)
3,045,000	AES Corp., 7.75%, 3/1/14	3,159
3,760,000	Edison Mission Energy, 7.73%, 6/15/09	3,901
2,935,000	PSEG Energy Holdings, 8.50%, 6/15/11	3,129
1,905,000	Reliant Energy Inc., 6.75%, 12/15/14	1,772
810,000	TXU Corp., 5.55%, 11/15/14	744
1,500,000	Williams Cos 144A, 6.375%, 10/1/10 (b)	1,485
2,450,000	Williams Cos Inc., 7.125%, 9/1/11	2,526

		16,716

Investment Company (2%)
3,981,610	Bunker Hill Money Market Fund *	3,982

Total (Cost - $241,968) (a) (99%)		236,149
Other Assets, net of Liabilities (1%)		2,635

Net Assets (100%)		$238,784

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,385
Unrealized depreciation	(7,204)

Net unrealized depreciation	$(5,819)

17	Paydenfunds

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Par in local currency

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized (Depreciation) (000s)
Liability:
11/7/2005	Euro (Sell 6,850)	1.1968	$8,198	$(14)

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Brazil (LTN) Total Return Swap	Nov-05	$2,905	$494
Lyondell Credit Default Swap	Sep-07	2,270	4
Gazprom Credit Default Swap	Nov-10	2,400	13
Russia Credit Default Swap	Nov-10	2,400	(3)
Turkey 3 Year Total Return Swap	Jan-06	2,683	(92)
Unisys Credit Default Swap	Sep-07	1,750	(82)

		$14,408	$334

See notes to financial statements.

Annual Report	18

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value
AAA	49%
AA	36%
A	9%
BBB	5%
Unrated	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
General Obligation (37%)
500,000	Arlington County, VA, 5.00%, 5/15/11	$537
475,000	Bethlehem NY, 5.25%, 3/1/08	494
350,000	California State, 5.00%, 2/1/32	357
650,000	California State, 5.00%, 7/1/12	702
500,000	Dublin CA Unified School District, 5.00%, 8/1/21	523
600,000	Florida State Board of Education, 5.75%, 6/1/12	663
600,000	Georgia State, 5.00%, 3/1/13	647
700,000	Gilroy, CA Unified School Dist., 5.25%, 8/1/19	752
600,000	Glendale, AZ, 5.30%, 7/1/12	639
350,000	Minnesota State, 5.50%, 6/1/08	370
500,000	Montgomery County MD, 5.00%, 1/1/10	523
500,000	Nevada State, 5.00%, 8/1/07	515
200,000	Pennsylvania State, 5.00%, 2/1/09	210
365,000	Pennsylvania State, 5.00%, 5/1/09	385
500,000	Phoenix AZ, 5.00%, 7/1/12	536
370,000	Plano, TX, 5.00%, 9/1/15	395
5,000	Prince Georges County, MD, 5.50%, 5/15/13	6
500,000	Travis County, TX, 5.00%, 3/1/14	535

		8,789

Revenue (61%)
Airport/Port Revenue (2%)
400,000	Metropolitan DC Airport Authority, 5.375%, 10/1/14	426
Healthcare (2%)
400,000	Multnomah County, OR Hospital Facs Auth., 5.25%, 10/1/13	434
Housing (1%)
170,000	Wisconsin Housing & Economic Development Authority, 5.30%, 11/1/05	170
Industrial Development/Pollution Control (6%)
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	424
400,000	Jackson County, MS Port Facility, 1.45%, 6/1/23	400
250,000	Tobacco Settlement Financing Corp., NY, 5.25%, 6/1/13	260
250,000	Union County, NJ Utilities Authority, 4.75%, 6/15/09	258

		1,342

Lease Revenue (9%)
700,000	California State Public Works, 5.25%, 6/1/13	751
355,000	California State Public Works, 5.00%, 11/1/18	375
250,000	Charleston, SC Education Excellence Fin. Corp., 5.00%, 12/1/09	263

Principal or Shares	Security Description	Value (000)
530,000	Lancaster, SC Edl Assistance, 5.25%, 12/1/17	$554
300,000	Laurens County, S C School District, 5.25%, 12/01/22	308

		2,251

Pre-Refunded (13%)
120,000	Kansas State Department of Transportation, 5.50%, 9/1/08	127
500,000	Lake Orion, Mich Cmnty School District, 5.85%, 5/1/16	551
100,000	Lenior City, TN Electric System, 4.80%, 6/1/11	104
300,000	Metropolitan Water District of So. CA, 5.00%, 7/1/26	315
365,000	New Jersey State Transportation Authority, 6.50%, 6/15/10	412
600,000	Oregon State Department Admin. Services Lottery Revenue, 5.75%, 4/1/14	653
300,000	Rutherford County, TN, 5.30%, 4/1/11	323
500,000	Utah State Board of Regents, 5.50%, 8/1/15	550

		3,035

Tax-Backed Revenue (4%)
500,000	California State Economic Recovery, 5.00%, 7/1/23	523
235,000	New Jersey Economic Development Auth., 5.00%, 6/15/07	240
240,000	Phoenix, AZ Civic Improvement Corp., 5.25%, 7/1/09	251

		1,014

Transportation (2%)
100,000	Los Angeles County, CA Transportation Authority, 5.00%, 7/1/09	106
380,000	Missouri State Highways & Trans Commn, 5.00%, 5/1/15	411

		517

University Revenue (3%)
500,000	Pennsylvania State Higher Edl Facilities, 1.84%, 11/1/27	500
195,000	Richmond County, GA Dev Auth., 5.00%, 2/1/11	204
150,000	Utica, NY Industrical Development Agency, 6.875%, 12/1/14	159

		863

19	Paydenfunds

Principal or Shares	Security Description	Value (000)
Water & Sewer (19%)
400,000	California State Department of Water Resources, 5.00%, 12/1/16	$429
550,000	Dallas, TX Waterworks & Sewer System, 5.50%, 10/1/10	588
580,000	Los Angeles CA Water & Power, 5.00%, 7/1/10	621
735,000	Michigan Municipal Bond, 5.25%, 10/1/12	801
335,000	New York City, NY Municipal Water Authority, 5.00%, 6/15/27	348
600,000	New York City, NY Municipal Water Authority, 5.25%, 6/15/15	643
700,000	Prince William County VA Service Authority, 5.00%, 7/1/17	750
205,000	Virginia State Resources Authority, 5.00%, 11/1/11	216

		4,396

Investment Company (0%)
39,215	Dreyfus Tax Exempt Cash Management Fund	39

Total (Cost - $23,279) (a) (98%)		23,276
Other Assets, net of Liabilities (2%)		338

Net Assets (100%)		$23,614

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$239
Unrealized depreciation	(242)

Net unrealized depreciation	$(3)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Depreciation (000s)
31	U.S. Treasury 10 Year Note Future	Dec-05	$3,362	$(30)

See notes to financial statements.

Annual Report	20

The Fund seeks income that is exempt from federal and California income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality
AAA	54%
AA	21%
A	23%
BBB	1%
Unrated	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
General Obligation (34%)
650,000	California State, 5.00%, 2/1/32	$663
1,000,000	California State, 5.00%, 2/1/12	1,067
1,130,000	California State, 5.00%, 6/1/14	1,212
500,000	California State, 5.00%, 2/1/20	520
1,100,000	Gilroy, CA Unified School Dist., 5.25%, 8/1/19	1,182
1,000,000	Los Angeles City, CA, 5.00%, 9/1/10	1,067
1,000,000	Los Angeles, CA Unified School District, 6.00%, 7/1/14	1,151
1,000,000	Newport Mesa, CA School District, 5.00%, 8/1/15	1,067
185,000	Peralta, CA Community College District, 5.25%, 8/1/06	188
1,000,000	Sacramento, CA City Unified School District, 5.75%, 7/1/15	1,105
600,000	San Francisco CA, City & Cnty Unified School Dist., 5.00%, 6/15/12	648

		9,870

Revenue (65%)
Airport/Port Revenue (6%)
1,000,000	San Diego, CA Port District, 5.00%, 9/1/13	1,058
550,000	San Jose, CA Airport Revenue, 5.25%, 3/1/16	585

		1,643

Electric & Gas (6%)
1,060,000	Glendale, CA Electric Works, 5.75%, 2/1/14	1,173
600,000	Sacramento, CA Municipal Utilities District, 5.00%, 8/15/28	617

		1,790

Healthcare (1%)
400,000	California Statewide Cmntys Development Authority, 2.30%, 4/1/34	394
Industrial Development/Pollution Control (2%)
250,000	Golden State Tobacco Securitization Corp., 5.75%, 6/1/22	266
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	460

		726

Lease Revenue (7%)
300,000	California State Public Works, 5.25%, 6/1/13	322
1,000,000	California State Public Works, 5.50%, 6/1/15	1,091
600,000	California State Public Works, 5.50%, 6/1/18	644

		2,057

Principal or Shares	Security Description	Value (000)
Pre-Refunded (11%)
1,000,000	California Educational Facilities Authority, 5.75%, 9/1/26	$1,043
55,000	Contra Costa County, CA, 5.125%, 8/1/11	59
1,000,000	Los Gatos, CA School District, 5.00%, 6/1/27	1,091
500,000	Puerto Rico Infrastructure Financing Authority SPL, 5.50%, 10/1/17	546
550,000	Sacramento CA, City Financing Auth., 5.00%, 12/1/28	596

		3,335

Resource Recovery (4%)
1,000,000	Sacramento County, CA Sanitation District, 6.00%, 12/1/15	1,106
Tax Allocation (3%)
195,000	Contra Costa County, CA, 5.125%, 8/1/11	203
500,000	Irvine California Improvement Bond, 2.32%, 9/20/20	500
160,000	San Dimas, CA Redevelopment Agency Tax Allocation, 6.75%, 9/1/16	162

		865

Tax Backed (8%)
1,100,000	California State Economic Recovery, 5.25%, 7/1/12	1,201
1,000,000	Los Angeles, CA Public Works, 5.00%, 10/1/12	1,083

		2,284

Transportation (8%)
1,000,000	Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15	1,124
1,000,000	San Mateo County, CA Transit District, 5.50%, 6/1/17	1,137

		2,261

University Revenue (1%)
200,000	California Educational Facilities Authority, 5.70%, 10/1/11	223
150,000	Utica, NY Industrical Development Agency, 6.875%, 12/1/14	159

		382

Water & Sewer (8%)
1,000,000	California State Department of Water Resources, 5.00%, 12/1/16	1,072
100,000	Los Angeles, CA Water & Power, 2.69%, 7/1/34	100

21	Paydenfunds

Principal or Shares	Security Description	Value (000)
1,000,000	Metropolitan Water District Southern CA, 5.00%, 7/1/2011	1,080

		2,252

Investment Company (0%)
36,876	Dreyfus State Tax Exempt	37

Total (Cost - $28,364) (a) (99%)		29,002
Other Assets, net of Liabilities (1%)		414

Net Assets (100%)		$29,416

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$862
Unrealized depreciation	(224)

Net unrealized appreciation	$638

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Depreciation (000s)
40	U.S. Treasury 10 Year Note Future	Dec-05	$4,338	$(39)

See notes to financial statements.

Annual Report	22

The Fund seeks growth of capital and some current income by generally investing half its assets in stocks known as the “dogs of the Dow” and the balance in exchange traded funds and other high dividend stocks.

Portfolio Holdings - percent of value
Index Funds	44%
Financial	18%
Cash	12%
Energy	8%
Consumer Discretionary	5%
Industrial	4%
Other	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Common Stocks (44%)
Consumer Discretionary (5%)
9,000	Knight Ridder, Inc.	$480
9,200	McDonald’s Corp.	291
25,000	Time Warner Inc.	446
13,800	Viacom Inc.	428

		1,645

Consumer Staples (2%)
6,800	Altria Group, Inc.	511
Energy (8%)
10,200	Chevron Corp.	582
9,000	ConocoPhillips	589
20,100	Exxon Mobil Corp.	1,129
6,400	Occidental Petroleum Corp.	505

		2,805

Financial (18%)
9,800	AMB Property Corp.	433
6,900	American International Group	447
5,000	AvalonBay Communities Inc.	431
14,900	Bank of America Corp.	652
18,000	Citigroup Inc.	824
5,500	Fannie Mae	261
13,100	Genworth Financial Inc.	415
16,700	JPMorgan Chase & Co.	612
3,300	Lehman Brothers Holdings Inc.	395
7,200	Merrill Lynch & Co., Inc.	466
21,800	Valley National Bancorp	528
8,000	Wells Fargo & Co.	482

		5,946

Healthcare (2%)
30,200	Pfizer, Inc.	657
Industrial (4%)
11,600	Honeywell International Inc.	397
8,900	Northrop Grumman Corp.	477
15,600	MeadWestvaco Corp.	409

		1,283

Principal or Shares	Security Description	Value (000)
Materials (1%)
9,100	DuPont De Nemours and Co.	$379
Technology (1%)
11,500	Hewlett-Packard Co.	322
Telecommunication (2%)
13,100	Sprint Corp.	305
17,000	Verizon Communications Inc.	536

		841

Utilities (1%)
12,500	FPL Group, Inc.	538

Total Common Stocks		14,927

Exchange Traded Funds (44%)
221,700	iShares Russell 1000 Value Index Fund	14,836
Investment Company (12%)
4,213,443	Bunker Hill Money Market Fund *	4,213

Total (Cost - $34,148) (a) (100%)		33,976
Liabilities in excess of Other Assets (0%)		(3)

Net Assets (100%)		$33,973

*	Affiliated investment

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$381
Unrealized depreciation	(553)

Net unrealized depreciation	$(172)

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Depreciation (000s)
10	S&P 500	Dec-05	$3,025	$(32)

See notes to financial statements.

23	Paydenfunds

The Fund seeks a total return in excess of the S&P 500 Index by generally investing in U.S. dollar investment grade debt securities of any maturity and stock index futures and equity swap contracts.

Credit Quality - percent of value
AAA	66%
AA	1%
A	8%
BBB	20%
BB	4%
B	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Bonds (94%)
Asset Backed (25%)
400,000	Aesop Funding LLC. 144A, 4.23%, 7/20/07 (b)	$400
550,000	Aicco Premium Finance Master Trust, 4.27%, 11/15/07	550
674,853	Americredit Automobile Receivables Trust, 4.41%, 11/12/08	675
3,942	Ameriquest Mortgage Securities Inc., 4.45%, 2/25/33	4
1,274,020	Argent Securities Inc., 4.28%, 5/25/35	1,273
264,448	Bear Stearns ABS, 5.23%, 6/25/43	268
206,493	Bear Stearns ABS, 6.81%, 6/25/43	211
69,085	Bear Stearns Mortgage Trust, 4.63%, 4/25/33	69
228,712	Capital Auto Receivables Asset Trust, 4.03%, 10/16/06	229
2,000,000	Centex Home Equity, 4.24%, 7/25/34	2,002
200,000	Chase Credit Card Master Trust, 4.17%, 5/15/09	200
92,752	Chase Funding Mortgage Loan, 4.37%, 11/25/32	93
500,000	Citibank Credit Card Issuance Trust, 4.08%, 3/7/08	500
251,289	Countrywide Asset-Backed Certificates, 4.32%, 4/25/34	251
1,648,382	Credit-Based Asset Servicing & Securities, 4.37%, 7/25/35	1,653
250,000	Discover Card Master Trust, 4.32%, 4/15/08	250
700,000	GE Dealer Floorplan Master Note Trust, 4.23%, 4/20/10	702
1,000,000	GMAC Mortgage Corp. Loan Trust, 4.19%, 2/25/36	1,000
814,471	Granite Mortgages PLC, 4.33%, 7/20/20	815
252,350	Granite Mortgages, 4.36%, 1/20/20	252
1,053,832	Hyundai Auto Receivables Trust, 2.36%, 9/15/07	1,049
24,234	Lehman Brothers Floating Rate Commercial 144A, 4.25%, 12/16/14 (b)	24
886,775	New Century Home Equity Loan Trust, 4.47%, 11/25/34	888
215,306	Option One Mortgage Loan Trust, 4.46%, 2/25/33	216
108,884	Option One Mortgage Loan Trust, 4.79%, 2/25/32	109
229,777	PUMA Finance Ltd., 3.98%, 8/8/34	230
1,200,000	Rental Car Finance Corp. 144A, 4.31%, 4/25/07 (b)	1,201
1,000,000	Residential Asset Mortgage Products Inc., 4.31%, 12/25/33	1,001
16,544	Samsung Capital Auto 144A, 4.39%, 5/23/08 (b)	17
205,352	Saxon Asset Securities Trust, 4.31%, 2/25/35	206

		16,338

Principal or Shares	Security Description	Value (000)
Corporate (27%)
150,000	Allied Waste North America, 8.50%, 12/1/08	$156
500,000	America Movil SA de CV, 4.84%, 4/27/07	501
500,000	American Electric Power Co. Inc., 6.125%, 5/15/06	503
250,000	American Express, 5.50%, 9/12/06	251
100,000	Autonation Inc., 9.00%, 8/1/08	108
160,000	British Telecom PLC, 7.875%, 12/15/05	160
500,000	Capital One Bank, 6.875%, 2/1/06	503
500,000	Centex Corp., 3.95%, 8/1/07	500
1,000,000	Cit Group Inc., 4.03%, 5/23/08	1,002
725,000	Corp Andina De Fomento, 4.55%, 1/26/07	725
520,000	Countrywide Financial Corp., 4.75%, 4/1/11	520
750,000	Devon Energy Corp., 2.75%, 8/1/06	737
660,000	Dominion Resources Inc., 4.30%, 9/28/07	660
500,000	Duke Capital LLC, 4.302%, 5/18/06	499
750,000	Duke Reality Corp., 4.18%, 12/22/06	751
150,000	Echostar DBS Corp., 5.75%, 10/1/08	147
325,000	General Motors Acceptance Corp., 5.125%, 5/9/08	311
150,000	Georgia-Pacific Corp., 7.50%, 5/15/06	152
150,000	HCA Inc., 5.25%, 11/6/08	147
330,000	Hutchison Whamp International Ltd 144A, 5.45%, 11/24/10 (b)	332
150,000	KB Home, 8.625%, 12/15/08	158
650,000	Lehman Brothers Holdings, 6.25%, 5/15/06	655
600,000	Lennar Corp. 144A, 4.32%, 8/20/07 (b)	601
150,000	Lyondell Chemical Co., 9.625%, 5/1/07	157
600,000	Masco Corp. 144A, 4.05%, 3/9/07 (b)	601
150,000	Masco Corp., 6.75%, 3/15/06	151
150,000	MGM Mirage Inc., 6.00%, 10/1/09	147
500,000	Motorola Inc., 4.608%, 11/16/07	498
150,000	MSW Energy Holdings, 7.375%, 9/1/10	155
830,000	Nisource Finance Corp., 7.625%, 11/15/05	831
150,000	Owens-Brockway, 8.875%, 2/15/09	157
150,000	Panamsat Corp., 6.375%, 1/15/08	150
150,000	PSEG Energy Holdings, 8.625%, 2/15/08	156
600,000	Public Service Enterprise, 4.30%, 9/21/08	600
150,000	Rogers Wireless Inc., 6.995%, 12/15/10	155
150,000	Royal Caribbean Cruises, 7.00%, 10/15/07	155
150,000	Service Corp. Intl., 7.70%, 4/15/09	156
150,000	Smithfield Foods Inc., 8.00%, 10/15/09	158
150,000	Starwood Hotels Resorts, 7.375%, 5/1/07	154
700,000	TCI Communications Inc., 6.875%, 2/15/06	704
650,000	Telecom Italia Capital, 4.48%, 2/1/11	652
375,000	TXU Energy Co. LLC, 4.92%, 1/17/06	375

Annual Report	24

Principal or Shares	Security Description	Value (000)
1,000,000	Union Pacific Corp., 6.70%, 12/1/06	$1,019
150,000	Unisys Corp., 6.875%, 3/15/10	134

		17,344

Foreign Government (2%)
160,000	Republic of Chile, 4.63%, 1/28/08	161
7,500,000	Mexican Fixed Rate Bonds, 9.00%, 12/24/09	707
51,631	Croatia, 4.75%, 7/31/06	52
600,000	South Africa, 9.125%, 5/19/09	674

		1,594

Mortgage Backed (31%)
750,000	Banc of America Large Loan 144A, 4.12%, 7/14/08 (b)	750
834,817	Bear Stearns ARM, 5.09%, 6/25/31	840
5,843,537	Countrywide Alternative Loan Trust, 1.50%, 6/25/34	51
695,923	Countrywide Home Loans, 5.03%, 5/25/34	707
1,285,155	Countrywide Home Loans, 5.14%, 8/25/34	1,304
16,791	Drexel Burnham Lambert CMO Trust, 4.61%, 5/1/16	17
76,544	FHLMC #789347, 5.69%, 4/1/32	78
452,064	First Republic Mortgage Loan Trust, 4.37%, 11/15/32	453
153,428	FNMA #543364, 5.04%, 5/1/21	157
805,895	FNMA #661027, 4.78%, 7/1/27	810
327,682	FNMA #708712, 4.28%, 6/1/33	323
1,744,891	FNMA, 4.78%, 2/25/44	1,781
372,242	FNMA, 4.90%, 10/25/42	380
153,190	GNMA 2002-24, 4.52%, 4/16/32	154
141,181	GNMA, 4.37%, 9/16/31	142
129,692	Impac CMB Trust, 4.30%, 4/25/34	130
1,346,565	Impac CMB Trust, 4.46%, 9/25/34	1,350
536,037	Mellon Residential Funding Corp., 4.40%, 11/15/32	536
1,159,339	MLCC Mortgage Investors, Inc., 5.12%, 8/25/29	1,191
830,216	Morgan Stanley Mortgage Loan Trust, 5.04%, 7/25/34	839
514,600	Sequoia Mortgage Trust, 4.40%, 10/20/27	515
1,869,145	Structured Asset Mortgage Investments Inc., 4.35%, 12/25/35	1,868
268,206	Structured Asset Mortgage Investments Inc., 4.67%, 3/25/32	272
1,163,309	Structured Asset Mortgage Investments Inc., 5.42%, 2/19/35	1,180
522,915	Structured Asset Mortgage Investments Inc., 5.57%, 7/25/32	534
206,385	Structured Asset Securities Corp., 5.68%, 8/25/32	207
611,673	Structured Asset Securities Corp., 6.01%, 3/25/33	624
209,673	Thornburg Mortgage Securities Trust, 4.38%, 4/25/43	209
898,264	Washington Mutual, 4.30%, 6/25/44	899
162,227	Washington Mutual, 4.37%, 12/25/40	161
52,334	Washington Mutual, 4.84%, 1/25/40	52
1,705,041	Wells Fargo MBS, 4.36%, 9/23/33	1,681

		20,195

U.S. Government Agency (9%)
2,000,000	FHLB Disc Note, 3.839%, 11/9/05 (c)	1,998
4,100,000	FHLMC Disc Note, 3.3811%, 12/5/05 (c)	4,085

		6,083

Total Bonds (Cost - $61,698)		61,554

Investment Company (2%)
1,173,152	Bunker Hill Money Market Fund *	1,173
Exchange Traded Funds (Cost - $1,373) (2%)
12,000	S&P 500 Depository Receipt	1,443

Total (Cost - $64,244) (a) (98%)		64,170
Other Assets, net of Liabilities (2%)		1,129

Net Assets (100%)		$65,299

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$161
Unrealized depreciation	(235)

Net unrealized depreciation	$(74)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Discount rate at time of purchase

Open Future Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Depreciation (000s)
210	S&P 500	Dec-05	$63,515	$(557)

Portfolio Holdings - percent of value
Bonds	95%
Investment Companies	4%
Exchange Traded Funds	2%
Futures	-1%

See notes to financial statements.

25	Paydenfunds

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies. Up to 20% may be in foreign corporations.

Portfolio Holdings - percent of value
Healthcare	21%
Technology	20%
Industrial	14%
Financial	10%
Consumer Discretionary	9%
Energy	8%
Utilities	6%
Other	12%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Common Stocks (98%)
Consumer Discretionary (9%)
17,900	Coach Inc. (b)	$576
11,900	D.R. Horton, Inc.	365
5,500	Fortune Brands, Inc.	418
6,500	Getty Images, Inc. (b)	540
17,800	Gildan Activewear Inc. (b)	621
6,300	KB Home	412
10,200	Las Vegas Sands Corp. (b)	350
54,400	Sirius Satellite Radio Inc. (b)	339

		3,621

Consumer Staples (4%)
17,800	Comanhia de Bebidas das Anericas-ADR	632
9,200	Wal-Mart Stores, Inc.	435
4,400	Whole Foods Market Inc.	634

		1,701

Energy (8%)
9,500	Devon Energy Corp.	574
10,900	Occidental Petroleum Corp.	860
25,400	The Williams Companies, Inc.	566
10,400	Transocean Inc. (b)	598
7,400	Valero Energy Corp.	779

		3,377

Financial (10%)
4,900	Franklin Resources, Inc.	433
12,000	Moody’s Corp.	639
4,600	Philadelphia Consolidated Holding Corp. (b)	443
13,900	Prudential Financial Inc.	1,012
10,900	Public Storage	722
7,500	SLM Corporation	416
10,900	W. R. Berkley Corp.	476

		4,141

Healthcare (21%)
7,700	Aetna Inc.	682
4,600	Alcon, Inc.	611
4,900	Amgen Inc. (b)	371
10,600	Baxter International Inc.	405
16,500	Caremark Rx (b)	865
12,100	Celgene Corp. (b)	679
22,600	Dade Behring Holdings Inc.	814
13,100	DaVita Inc. (b)	644

Principal or Shares	Security Description	Value (000)
14,600	Express Scripts, Inc. (b)	$1,101
10,000	Gilead Sciences Inc. (b)	473
9,300	Sanofi-Aventis	373
12,100	Teva Pharmaceutical Industries Ltd.-ADR	461
8,500	The Cooper Companies, Inc.	585
15,900	UnitedHealth Group Inc.	920

		8,984

Industrial (14%)
20,600	Ametek Inc.	839
6,700	Boeing Co.	433
10,600	Burlington Northern Santa Fe Corp.	658
8,400	Caterpillar International	442
5,100	Corporate Executive Board Co.	421
4,900	FedEx Corp.	450
8,000	ITT Industries Inc	813
19,100	Oshkosh Truck Corp.	832
17,700	Precision Castparts Corp.	838
8,000	United Technologies Corp.	410

		6,136

Materials (3%)
12,700	BHP Billiton Ltd.	395
15,500	Consol Energy Inc.	944

		1,339

Technology (20%)
16,600	Adtran Inc.	502
11,900	Apple Computer, Inc. (b)	685
17,800	Autodesk, Inc. (b)	803
18,600	Cognizant Technology Solutions Corp. (b)	818
7,100	Electronic Arts Inc. (b)	404
27,600	Freescale Semiconductor Inc. (b)	654
700	Google Inc. (b)	260
17,600	Hewlett-Packard Co.	494
21,100	Intel Corporation	496
7,400	International Business Machines Corp.	606
31,000	Microsoft Corp.	797
28,100	Motorola, Inc.	623
29,100	Texas Instruments, Inc.	831
16,200	Yahoo!, Inc. (b)	599

		8,572

Annual Report	26

Principal or Shares	Security Description	Value (000)
Telecommunication (3%)
25,800	America Movil S.A de C.V	$677
25,500	Sprint Corp.	594

		1,271

Utilities (6%)
13,400	AGL Resources Inc.	472
28,700	Allegheny Energy Inc. (b)	811
10,700	TXU Corp.	1,078

		2,361

Total Common Stocks		41,503

Investment Company (2%)
1,075,099	Bunker Hill Money Market Fund *	1,075

Total (Cost - $39,562) (a) (100%)		42,578
Liabilities in excess of Other Assets (0%)		(110)

Net Assets (100%)		$42,468

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$3,684
Unrealized depreciation	(668)

Net unrealized appreciation	$3,016

(b)	Non-income producing security

See notes to financial statements.

27	Paydenfunds

The Fund seeks long-term capital appreciation by generally investing in stocks of small capitalization U.S. companies with superior growth potential. Up to 20% may be in foreign corporations.

Portfolio Holdings - percent of value
Healthcare	27%
Consumer Discretionary	18%
Energy	12%
Industrial	11%
Technology	8%
Cash	7%
Other	17%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Common Stocks (93%)
Consumer Discretionary (18%)
3,600	Brookfield Homes Corp.	$180
1,300	Building Materials Holding Corp.	111
6,400	Domino’s Pizza, Inc.	153
2,600	Guitar Center Inc. (b)	135
5,100	Hot Topic Inc. (b)	76
2,300	Meritage Homes Corp.	143
8,800	Mikohn Gaming Corp. (b)	92
2,000	P.F. Chang’s China Bistro, Inc. (b)	92
4,700	Scientific Games Corp. (b)	141
4,700	SCP Pool Corp.	169
6,100	True Religion Apparel, Inc. (b)	76

		1,368

Consumer Staples (2%)
3,600	Hansen Natural Corp. (b)	182
Energy (12%)
1,100	BP Prudhoe Bay Royalty Trust	73
2,700	Cal Dive International, Inc. (b)	166
3,800	Foundation Coal Holdings, Inc.	143
6,000	Frontier Oil	221
2,200	San Juan Basin Royalty Trust	92
3,500	Unit Corp. (b)	183

		878

Exchange Traded Funds (3%)
2,000	iShares S&P SmallCap 600/BARRA Growth Index Fund	223
Financial (4%)
2,800	Kilroy Realty Corp.	157
4,000	Vineyard National Bancorp Co.	117

		274

Healthcare (27%)
3,800	Arthrocare Corp. (b)	140
2,900	Aspect Medical Systems, Inc. (b)	95
2,200	Bright Horizons Family Solutions, Inc. (b)	88
2,200	Cerner Corp. (b)	186
3,200	Chemed Corp.	154
2,800	Genesis HealthCare Corp. (b)	114
7,600	Healthcare Services Group, Inc.	142
2,800	IDEXX Laboratories, Inc. (b)	196
2,600	Pharmaceutical Product Development	149

Principal or Shares	Security Description	Value (000)
5,800	Radiation Therapy Services, Inc. (b)	$174
3,400	ResMed, Inc. (b)	130
3,100	The Advisory Board Co. (b)	150
3,750	United Surgical Partners International Inc. (b)	134
2,000	United Therapeutics Corp. (b)	148

		2,000

Industrial (11%)
3,500	FTI Consulting Inc. (b)	96
2,300	IDEX Corp.	92
5,900	Labor Ready, Inc. (b)	138
4,000	Roper Industries, Inc.	151
2,900	Waste Connections, Inc. (b)	97
2,600	Watsco, Inc.	148
2,400	Wesco International, Inc. (b)	95

		817

Materials (5%)
2,100	Florida Rock Industries Inc.	119
4,800	Oregon Steel Mills, Inc. (b)	122
3,000	Titanium Metals Corp. (b)	142

		383

Technology (8%)
2,400	Global Payments Inc.	103
1,800	MICROS Systems Inc. (b)	83
3,400	NICE Systems Ltd. (b)	148
4,000	SRA International, Inc. (b)	131
2,300	Trimble Navigation Ltd. (b)	66
2,600	Varian Semiconductor Equipment Associates, Inc. (b)	98

		629

Telecommunication (3%)
9,800	Alamosa Holdings Inc. (b)	145
3,900	Jamdat Mobile Inc. (b)	72

		217

Total Common Stocks		6,971
Investment Company (7%)
559,824	Bunker Hill Money Market Fund *	560

Total (Cost - $6,399) (a) (100%)		7,531
Liabilities in excess of Other Assets (0%)		(9)

Net Assets (100%)		$7,522

Annual Report	28

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,308
Unrealized depreciation	(176)

Net unrealized appreciation	$1,132

(b)	Non-income producing security

See notes to financial statements.

29	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital, by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Credit Quality - percent of value
AAA	48%
AA	4%
A	20%
BBB	18%
BB	8%
B	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Australia (EUR) (0%)
800,000	BMW Australia Finance, 3.00%, 6/25/07	$961
Brazil (USD) (1%)
1,990,000	Republic of Brazil, 11.50%, 3/12/08	2,234
Canada (USD) (0%)
650,000	Rogers Wireless Inc., 6.995%, 12/15/10	673
Colombia (USD) (1%)
1,300,000	Republic of Colombia, 9.75%, 4/23/09	1,455
Croatia (USD) (2%)
1,654,545	Croatia, 4.75%, 7/31/10	1,664
1,514,521	Croatia, 4.75%, 7/31/06	1,518

		3,182

Denmark (EUR) (0%)
740,000	Danske Bank A/S, 5.75%, 3/26/11	942
France (EUR) (1%)
370,000	LVMH Moet-Hennessy, 5.00%, 7/27/06	451
760,000	Veolia Environment, 5.875%, 6/27/08	977

		1,428

France (USD) (1%)
1,660,000	France Telecom, 7.20%, 3/1/06	1,674
Germany (EUR) (0%)
770,000	Deutsche Telekom, 5.25%, 5/20/08	973
Hong Kong (USD) (1%)
1,250,000	Hutchison Whampoa Finance, 6.95%, 8/1/07	1,293
Italy (EUR) (0%)
345,000	Olivetti Finance NV, 5.875%, 1/24/08	439
Kazakhstan (USD) (1%)
1,200,000	Republic of Kazakhstan, 11.125%, 5/11/07	1,307
Luxembourg (USD) (1%)
2,220,000	Telecom Italia Capital, 4.00%, 11/15/08	2,148
Mexico (MXN) (1%)
19,600,000	Mexican Fixed Rate Bonds, 9.00%, 12/24/09	1,849
Mexico (USD) (3%)
1,600,000	America Movil SA de CV, 4.125%, 3/1/09	1,543
1,830,000	Telefonos De Mexico, 4.50%, 11/19/08	1,790
3,030,000	United Mexican States, 10.375%, 2/17/09	3,503

		6,836

Netherlands (EUR) (1%)
770,000	TPSA Eurofinance BV, 6.625%, 3/1/06	935
800,000	Unilever NV, 5.125%, 6/7/06	973

		1,908

Principal or Shares	Security Description	Value (000)
Panama (USD) (2%)
3,390,000	Republic of Panama, 8.25%, 4/22/08	$3,598
Philippines (USD) (1%)
1,620,000	Philippine Long Distance Telephone, 10.50%, 4/15/09	1,841
Russia (USD) (3%)
6,440,000	Russian Federation 144A, 10.00%, 6/26/07 (b)	6,923
South Africa (USD) (2%)
3,840,000	South Africa, 9.125%, 5/19/09	4,310
South Korea (EUR) (1%)
900,000	Korea Development Bank, 4.375%, 9/11/08	1,112
Spain (EUR) (1%)
1,120,000	Santander Central Hispano, 5.75%, 4/10/12	1,397
United Kingdom (EUR) (3%)
360,000	British Telecom, 6.375%, 2/15/06	436
1,400,000	Granite Mortgages, 5.15%, 4/20/07	1,734
1,400,000	Holmes Financing, 5.05%, 7/15/06	1,706
350,000	MBNA Europe Funding, 6.50%, 3/27/07	441
370,000	NGG Finance PLC, 5.25%, 8/23/06	452
720,000	United Utility Water PLC., 6.625%, 11/8/07	926
370,000	Vodafone Group PLC, 5.75%, 10/27/06	457

		6,152

United States (EUR) (2%)
355,000	Coca-Cola Enterprises, 5.875%, 3/8/07	443
390,000	Countrywide Home Loan, 2.75%, 6/12/06	467
360,000	General Electric Capital Corp., 5.125%, 6/20/07	448
800,000	Goldman Sachs Group Inc., 4.125%, 2/6/08	984
350,000	Household Finance Corp., 5.875%, 3/31/08	448
370,000	Morgan Stanley Dean Witter, 5.25%, 3/16/06	448

		3,238

United States (USD) (70%)
1,710,000	AIG Sunamer Globe Finance 144A, 5.10%, 1/17/07 (b)	1,716
650,000	Allied Waste North America, 8.50%, 12/1/08	676
750,000	American General Finance, 3.90%, 8/16/07	751
1,270,000	Bank One Corp., 6.875%, 8/1/06	1,289
2,000,000	Bear Stearns Co. Inc., 4.39%, 4/29/08	2,004
485,000	Bear Stearns Co. Inc., 6.50%, 5/1/06	490
1,750,000	Bellsouth Corp., 3.92%, 11/15/07	1,753
1,750,000	Centex Corp., 3.95%, 8/1/07	1,752
2,000,000	Cingular Wireless Services, 7.50%, 5/1/07	2,077
1,750,000	Cit Group Inc., 4.03%, 5/23/08	1,755

Annual Report	30

Principal or Shares	Security Description	Value (000)
1,000,000	Countrywide Financial Corp., 4.27%, 4/11/07	$1,001
1,270,000	Countrywide Home Loans Inc., 5.50%, 8/1/06	1,277
2,264,321	Countrywide Home Loans Inc., 5.14%, 8/25/34	2,298
960,000	DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08	932
940,000	DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/08	930
555,000	Disney (Walt) Company, 6.75%, 3/30/06	560
650,000	Echostar DBS Corp., 5.75%, 10/1/08	635
910,494	FH ARM #782784, 4.41%, 10/1/34	893
5,000,000	FHLB, 3.89%, 8/21/06	5,000
1,307,956	FHLMC, 2.03%, 4/15/10	1,301
2,452,080	FNMA #794792, 5.19%, 10/1/34	2,460
5,000,000	FNMA, 3.80%, 9/21/06	4,996
720,000	FPL Group Capital Inc., 3.25%, 4/11/06	716
2,270,000	Gannett Co. Inc., 4.125%, 6/15/08	2,229
1,860,000	General Electric Capital Corp., 4.25%, 1/15/08	1,838
500,000	General Motors Acceptance Corp., 5.125%, 5/9/08	478
650,000	Georgia-Pacific Corp., 7.50%, 5/15/06	657
2,744,383	GSR Mortgage Loan Trust, 4.541%, 9/25/35	2,696
5,000,000	Harborview Mortgage Loan Trust, 5.3265%, 11/25/35	4,985
650,000	HCA Inc., 5.25%, 11/6/08	637
1,160,000	Household Finance Corp., 5.75%, 1/30/07	1,173
995,000	HSBC Finance Corp., 6.40%, 6/17/08	1,030
1,890,000	John Deere Capital Corp., 3.90%, 1/15/08	1,852
650,000	KB Home, 8.625%, 12/15/08	685
660,000	Lehman Brothers Holdings, 4.00%, 1/22/08	648
1,635,000	Lehman Brothers Holdings, 7.00%, 2/1/08	1,707
650,000	Lyondell Chemical Co., 9.625%, 5/1/07	679
2,500,000	Merrill Lynch & Co., 4.33%, 1/26/07	2,504
2,030,000	Merrill Lynch & Co., 4.831%, 10/27/08	2,022
650,000	MGM Mirage Inc., 6.00%, 10/1/09	639
375,000	Morgan Stanley, 4.34%, 7/27/07	376
650,000	MSW Energy Holdings, 7.375%, 9/1/10	673
900,000	National Rural Utilities, 3.00%, 2/15/06	896
650,000	Owens-Brockway, 8.875%, 2/15/09	679
425,000	Panamsat Corp., 6.375%, 1/15/08	425
650,000	PSEG Energy Holdings, 8.625%, 2/15/08	674
650,000	Royal Caribbean Cruises, 7.00%, 10/15/07	669
650,000	Service Corp. Intl., 7.70%, 4/15/09	677
2,500,000	SLM Corp., 4.28%, 1/25/08	2,501
725,000	Smithfield Foods Inc., 8.00%, 10/15/09	765
2,160,000	Sprint Capital Corp., 6.00%, 1/15/07	2,187
650,000	Starwood Hotels Resorts, 7.375%, 5/1/07	665
4,927,216	Structured Adjustable Rate Mortgage Loan, 5.43%, 5/25/35	4,935
1,400,000	TCI Communications Inc., 6.875%, 2/15/06	1,407
2,380,000	Textron Financial Corp., 4.125%, 3/3/08	2,339
5,626,333	Thornburg Mortgage Securities Trust, 3.33%, 3/25/44	5,428
1,680,000	Time Warner Inc., 6.15%, 5/1/07	1,709
100,000	U.S. Treasury Note, 1.875%, 11/30/05	100
30,748,000	U.S. Treasury Note, 3.75%, 5/15/08	30,262
640,000	Unisys Corp., 6.875%, 3/15/10	573
2,130,000	UnitedHealth Group Inc., 3.375%, 8/15/07	2,079
2,245,868	Washington Mutual, 4.24%, 6/25/34	2,204
2,613,243	Washington Mutual, 4.94%, 8/25/35	2,613
1,919,712	Wells Fargo MBS, 3.39%, 7/25/34	1,914
9,711,858	Wells Fargo MBS, 4.59% 12/25/34	9,562

		140,033

Principal or Shares	Security Description	Value (000)
Investment Company (USD) (2%)
3,367,859	Bunker Hill Money Market Fund *	$3,368

Total (Cost - $203,260) (a) (101%)		201,274
Liabilities in excess of Other Assets (-1%)		(2,469)

Net Assets (100%)		$198,805

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$359
Unrealized depreciation	(2,345)

Net unrealized depreciation	$(1,986)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Depreciation (000s)
Liability:
11/7/2005	Euro (Sell 16,140)	1.1968	$19,322	$(28)

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Gazprom Credit Default Swap	Nov-10	$5,100	$27
Russia Credit Default Swap	Nov-10	5,100	(6)

		$10,200	$21

See notes to financial statements.

31	Paydenfunds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Credit Quality - percent of value
AAA	74%
AA	11%
A	15%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Austria (EUR) (3%)
3,804,000	Republic of Austria 144A, 5.00%, 7/15/12 (b)	$5,057
Austria (JPY) (1%)
316,000,000	Pfandbriefstelle der Oesterreichischen Landes-Hypothekenbanken, 1.60%, 2/15/11	2,809
Belgium (EUR) (9%)
6,050,000	Belgium Government Bond, 5.50%, 9/28/17	8,659
2,608,000	Belgium Kingdom, 3.75%, 3/28/09	3,219
3,875,000	Belgium Kingdom, 4.75%, 9/28/06	4,738

		16,616

Finland (EUR) (3%)
4,000,000	Finnish Government, 5.75%, 2/23/11	5,426
France (EUR) (4%)
4,000,000	French Treasury Note, 4.75%, 7/12/07	4,958
2,460,000	Government of France, 4.00%, 4/25/13	3,098

		8,056

Germany (EUR) (12%)
3,198,000	Bundesrepublic Deutschland, 4.75%, 7/4/34	4,483
1,585,000	Bundesrepublic Deutschland, 4.25%, 1/4/14	2,030
3,095,000	Bundesrepublic Deutschland, 3.75%, 1/4/15	3,823
1,138,000	Deutsche Bundesrepublik, 6.25%, 1/4/24	1,824
1,063,000	Deutsche Bundesrepublik, 5.50%, 1/4/31	1,630
7,838,000	Republic of Deutschland, 3.25%, 7/4/15	9,289

		23,079

Germany (JPY) (2%)
425,000,000	Bayerische Landesbank, 1.40%, 4/22/13	3,674
Japan (JPY) (16%)
107,000,000	Development Bank of Japan, 1.40%, 6/20/12	934
369,000,000	Development Bank of Japan, 1.70%, 9/20/22	3,040
900,000,000	Japan-17 5-yr, 0.50%, 12/20/06	7,767
308,200,000	Japan-22 5-yr, 0.30%, 9/20/07	2,650
1,385,650,000	Japan-208 10-yr, 1.10%, 12/22/08	12,133
401,150,000	Japan-223 10-yr, 1.70%, 9/20/10	3,588
204,350,000	Japan-264 10-yr, 1.50%, 9/20/14	1,764

		31,876

Netherlands (EUR) (8%)
6,800,000	BK Nederlandse Gemeenten, 3.00%, 4/15/10	8,153
4,890,000	Netherlands Government Bond, 5.00%, 7/15/12	6,496

		14,649

Principal or Shares	Security Description	Value (000)
Spain (EUR) (4%)
6,500,000	Bonos Y Oblig Del Estado, 4.00%, 1/31/10	$8,126
305,000	Spanish Government, 6.00%, 1/31/08	391

		8,517

United States (USD) (38%)
1,210,000	FHLB Disc Note, 3.61%, 11/16/2005 (c)	1,208
21,090,000	FNMA Disc Note, 3.62%, 11/16/2005 (c)	21,056
1,100,000	Harborview Mortgage Loan Trust, 5.3265%, 11/25/35	1,097
3,738,533	Thornburg Mortgage Securities Trust, 3.33%, 3/25/44	3,606
6,136,000	U.S. Treasury Bond, 6.25%, 8/15/23	7,161
1,654,000	U.S. Treasury Bond, 6.125%, 11/15/27	1,943
1,768,000	U.S. Treasury Note, 5.00%, 8/15/11	1,814
8,809,000	U.S. Treasury Note, 4.25%, 11/15/14	8,594
3,150,000	U.S. Treasury Note, 4.00%, 4/15/10	3,090
6,800,000	U.S. Treasury Note, 3.50%, 5/31/07	6,709
11,370,000	U.S. Treasury Note, 4.25%, 8/15/15	11,095
4,813,704	Wells Fargo MBS, 4.59%, 12/25/34	4,740

		72,113

Investment Company (USD) (1%)
2,205,078	Bunker Hill Money Market Fund *	2,205

Total (Cost - $201,641) (a) (101%)		194,077
Liabilities in excess of Other Assets (-1%)		(2,331)

Net Assets (100%)		$191,746

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$619
Unrealized depreciation	(8,183)

Net unrealized depreciation	$(7,564)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

(c)	Discount rate at time of purchase

Annual Report	32

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/9/2005	Japanese Yen (Sell 4,538,790)	113.8600	$39,856	$817
Liabilities:
11/7/2005	Euro (Sell 70,770)	1.1968	$84,687	$(156)

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Gazprom Credit Default Swap	Nov-10	$4,800	$25
Russia Credit Default Swap	Nov-10	4,800	(5)

		$9,600	$20

See notes to financial statements.

33	Paydenfunds

The Fund seeks a high level of total return by generally investing in below investment grade securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality - percent of value
AAA	4%
A	2%
BBB	30%
BB	42%
B	22%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2005

Principal or Shares	Security Description	Value (000)
Argentina (ARS) (2%)
4,820,000	Republic of Argentina, 5.83%, 12/31/33	$2,016
Argentina (USD) (2%)
1,968,750	Republic of Argentina, 4.01%, 8/3/12	1,747
Brazil (BRL) (5%)
10,561,000	Republic of Brazil, 12.50%, 1/5/16	4,416
Brazil (USD) (13%)
1,430,000	CSN Islands, 9.75%, 12/16/13	1,559
2,130,000	Republic of Brazil, 10.50%, 7/14/14	2,496
3,190,000	Republic of Brazil, 12.25%, 3/6/30	4,251
2,640,000	Republic of Brazil, 14.50%, 10/15/09	3,362

		11,668

Bulgaria (USD) (2%)
1,090,000	Bulgaria Government International Bond, 8.25%, 1/15/15	1,305
China (USD) (1%)
820,000	Chaoda Modern Agricult 144A, 7.75%, 2/8/10 (b)	795
Colombia (COP) (3%)
4,780,000,000	Republic of Colombia, 11.75%, 3/1/10	2,328
Colombia (USD) (2%)
1,360,000	Bavaria S.A., 8.875%, 11/1/10	1,463
560,000	Republic of Colombia, 11.75%, 2/25/20	753

		2,216

Croatia (EUR) (2%)
1,050,000	Bina-Istra, 8.00%, 12/15/22	1,450
Egypt (EGP) (3%)
16,000,000	Egypt Treasury Bill, 0.00%, 9/26/06	2,566
India (USD) (1%)
1,200,000	Vedanta Resources 144A, 6.625%, 2/22/10 (b)	1,161
Kazakhstan (USD) (2%)
1,540,000	Citigroup (JSC Kazkommer) 144A, 7.375%, 4/7/14 (b)	1,571
Mexico (MEX) (5%)
19,600,000	America Movil SA de CV, 9.00%, 1/15/16	1,749
24,310,000	Mexican Fixed Rate Bonds, 10.50%, 7/14/11	2,513

		4,262

Mexico (USD) (7%)
1,480,000	Grupo Posadas Sa De 144A, 8.75%, 10/4/11 (b)	1,554
1,570,000	Innova S De R.L., 9.375%, 9/19/13	1,739
700,000	Mexico, 8.125%, 12/30/19	837

Principal or Shares	Security Description	Value (000)
970,000	Pemex Project Funding Master Trust, 8.625%, 2/1/22	$1,155
1,100,000	United Mexican States, 8.00%, 9/24/22	1,308

		6,593

Panama (USD) (3%)
2,540,000	Republic of Panama, 8.875%, 9/30/27	2,953
Peru (PEN) (5%)
8,110,000	Peru Bono Soberano, 9.91%, 5/5/15	2,801
6,996,000	Telefonica Del Peru S.A. 144A, 8.00%, 4/11/16 (b)	2,084

		4,885

Philippines (USD) (6%)
1,450,000	Philippine Long Distance Telephone, 10.50%, 4/15/09	1,648
1,420,000	Republic of Philippines, 9.50%, 10/21/24	1,523
1,540,000	Republic of Philippines, 10.625%, 3/16/25	1,777

		4,948

Russia (USD) (17%)
2,750,000	Aries Vermogensverwaltng, 9.60%, 10/25/14	3,524
6,390,000	Russia Government International Bond, 5.00%, 3/31/30	7,103
1,620,000	Russian Ministry of Finance, 3.00%, 5/14/06	1,600
990,000	Russian Federation, 11.00%, 7/24/18	1,444
1,155,000	Tyumen Oil Co., 11.00%, 11/6/07	1,262

		14,933

South Korea (USD) (1%)
800,000	Hanaro Telecom Inc. 144A, 7.00%, 2/1/12 (b)	778
Turkey (USD) (1%)
1,190,000	Republic of Turkey, 7.00%, 6/5/20	1,160
Ukraine (UAH) (1%)
2,760,000	ING Bank NV Ukraine 144A, 11.70%, 5/31/06 (b)	564
2,500,000	ING Bank NV Ukraine 144A, 11.63%, 1/2/08 (b)	534

		1,098

United States (USD) (3%)
2,885,000	U.S. Treasury Note, 4.25%, 8/15/15	2,815
Uruguay (USD) (2%)
2,170,000	Republic of Uruguay, 7.50%, 3/15/15	2,127
Venezuela (USD) (7%)
1,930,000	Republic of Venezuela, 9.25%, 9/15/27	2,248
3,690,000	Republic of Venezuela, 8.50%, 10/8/14	4,022

		6,270

Annual Report	34

Principal or Shares	Security Description	Value (000)
Vietnam (USD) (2%)
1,630,000	Republic of Vietnam 144A, 6.875%, 1/15/16 (b)	$1,610
Investment Company (USD) (6%)
5,299,644	Bunker Hill Money Market Fund *	5,300

Total (Cost - $91,433) (a) (104%)		92,971
Liabilities in excess of Other Assets (-4%)		(3,641)

Net Assets (100%)		$89,330

*	Affiliated investment

All of the securities, except the Bunker Hill Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,965
Unrealized depreciation	(427)

Net unrealized appreciation	$1,538

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Contract Price	Contract Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/2/2005	Mexican Peso (Buy 794)	10.8336	$73	$—
12/9/2005	Turkish Lira (Buy 2,009)	1.3696	1,462	11

			$1,535	$11

Liability:
11/7/2005	Euro (Sell 646)	1.1968	$773	$(1)

Open Swap Contracts (000s)

Contract Type	Expiration Date	Notional Principal	Unrealized Appreciation (Depreciation)
Brazil (LTN) Total Return Swap	Nov-05	$654	$184
Gazprom Credit Default Swap	Nov-10	4,400	23
Russia Credit Default Swap	Nov-10	4,400	(5)
Turkey 3 Year Total Return Swap	Jan-06	2,138	(73)

		$11,592	$129

See notes to financial statements.

35	Paydenfunds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report	36

October 31, 2005

Numbers in 000s

	Bunker Hill Money Market Fund	Limited Maturity Fund	Short Bond Fund
ASSETS:
Investments, at value*	$256,524	$280,768	$352,138
Affiliated investments, at value		10,810	460
Repurchase agreements, at value	90,600
Foreign cash**
Cash			4,310
Receivable for:
Interest and dividends	90	1,687	3,263
Paydowns		60	108
Investments sold		1,019	5,309
Fund shares sold	37	99	38
Futures and swaps			19
Forward currency contracts
Receivable from Adviser (Note 3)
Other assets	59	45	62

Total Assets	347,310	294,488	365,707

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts
Investments purchased			5,193
Fund shares redeemed	69	128	111
Futures, swaps and options contracts			51
TBA sales commitments
Distributions payable	256	7	50
Accrued expenses:
Investment advisery fees (Note 3)	14	57	81
Administration fees (Note 3)	25	19	23
Trustee fees and expenses	4	3	5
Other liabilities	64	60	88

Total Liabilities	432	274	5,602

NET ASSETS	$346,878	$294,214	$360,105

NET ASSETS:
Paid in capital	$347,104	$298,958	$370,699
Undistributed net investment income (loss)	(54)	(184)	(44)
Undistributed net realized gains (losses)	(172)	(3,593)	(6,092)
Net unrealized appreciation (depreciation) from:
Investments		(967)	(4,456)
Translation of assets and liabilities in foreign currencies			(2)

NET ASSETS	$346,878	$294,214	$360,105

Outstanding shares of beneficial interest	347,047	29,852	36,321

NET ASSET VALUE — offering and redemption price per share in whole dollars	$1.00	$9.86	$9.91

* Investments, at cost	$347,124	$292,545	$357,022
** Foreign cash, at cost

See notes to financial statements.

37	Paydenfunds

U.S. Government Fund	GNMA Fund	Real Return Fund	Core Bond Fund	Opportunity Bond Fund	High Income Fund

$54,045	$198,904	$1,824	$896,243	$193,807	$232,167
615	1,099	182	6,314	3,055	3,982

					772
			1,504	46	376

439	663	13	6,473	1,382	4,641
14	174
	898	96	87,320	19,838	1,111
3	138		20	51	98
			99	25	511
				42	18
		7
24	33	7	58	21	333

55,140	201,909	2,129	998,031	218,267	244,009

				34	28
	84,307	654	321,786	74,397	3,536
41	2,193		14,307	1	1,325
				8

2	68		21		177

9	27		166	35	72
4	7		47	10	16
1	1		9	2	5
38	51	33	120	52	66

95	86,654	687	336,456	74,539	5,225

$55,045	$115,255	$1,442	$661,575	$143,728	$238,784

$57,062	$121,957	$1,518	$680,849	$148,211	$279,160
(10)	(28)	3	415	183	451
(1,116)	(5,062)	(73)	(9,773)	(3,148)	(35,292)

(891)	(1,612)	(6)	(9,915)	(1,545)	(5,485)
			(1)	27	(50)

$55,045	$115,255	$1,442	$661,575	$143,728	$238,784

5,267	11,784	152	64,649	15,349	29,445

$10.45	$9.78	$9.48	$10.23	$9.36	$8.11

$55,551	$201,615	$2,012	$912,550	$198,419	$241,968
					$804

See notes to financial statements.

Annual Report	38

October 31, 2005

Numbers in 000s

	Tax Exempt Bond Fund	California Municipal Income Fund	Growth & Income Fund
ASSETS:
Investments, at value*	$23,276	$29,002	$29,763
Affiliated investments, at value			4,213
Repurchase agreements, at value
Foreign cash**
Cash	27	41	430
Receivable for:
Interest and dividends	342	402	49
Paydowns
Investments sold
Fund shares sold		10
Futures and swaps	1	2	25
Forward currency contracts
Receivable from Adviser (Note 3)
Other assets	10	3	10

Total Assets	23,656	29,460	34,490

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts
Investments purchased			430
Fund shares redeemed	3		32
Futures, swaps and options contracts
TBA sales commitments
Distributions payable	1	3
Accrued expenses:
Investment advisery fees (Note 3)	2	5	12
Administration fees (Note 3)	2	2	2
Trustee fees and expenses
Other liabilities	34	34	41

Total Liabilities	42	44	517

NET ASSETS	$23,614	$29,416	$33,973

NET ASSETS:
Paid in capital	$23,544	$28,656	$38,632
Undistributed net investment income (loss)	29		304
Undistributed net realized gains (losses)	74	161	(4,759)
Net unrealized appreciation (depreciation) from:
Investments	(33)	599	(204)
Translation of assets and liabilities in foreign currencies

NET ASSETS	$23,614	$29,416	$33,973

Outstanding shares of beneficial interest	2,402	2,959	3,141

NET ASSET VALUE — offering and redemption price per share in whole dollars	$9.83	$9.94	$10.82

* Investments, at cost	$23,279	$28,364	$34,148
** Foreign cash, at cost

See notes to financial statements.

39	Paydenfunds

Market Return Fund	U.S. Growth Leaders Fund	Small Cap Leaders Fund	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund

$62,997	$41,503	$6,971	$197,906	$191,872	$87,671
1,173	1,075	560	3,368	2,205	5,300

1			260	4,047
162			108	1,127	453

393	4	4	2,750	2,216	1,310
87			14
					3,612
533	9	10	5	97	82
4			27	25	207
			6	822	125
		1
19	8	11	35	55	120

65,369	42,599	7,557	204,479	202,466	98,880

8			59	187	49
				9,797	9,247
5	67	1	5,480	587	85

			6	5	78

7	26		51	49	34
4	3	1	14	13	6
	1		2	2	1
46	34	33	62	80	50

70	131	35	5,674	10,720	9,550

$65,299	$42,468	$7,522	$198,805	$191,746	$89,330

$73,232	$45,310	$6,697	$205,103	$186,744	$94,317
69			2,433	8,895	210
(7,371)	(5,858)	(307)	(6,708)	3,298	(6,878)

(631)	3,016	1,132	(1,965)	(7,544)	1,677
			(58)	353	4

$65,299	$42,468	$7,522	$198,805	$191,746	$89,330

6,348	5,110	683	19,340	19,647	7,078

$10.29	$8.31	$11.01	$10.28	$9.76	$12.62

$64,244	$39,562	$6,399	$203,260	$201,641	$91,433
$1			$281	$4,382

See notes to financial statements.

Annual Report	40

Period ended October 31, 2005

Dollars in 000s

	Bunker Hill Money Market Fund	Limited Maturity Fund	Short Bond Fund
INVESTMENT INCOME:
Interest income (Note 2)	$10,246	$8,929	$13,538
Dividend income
Income from affiliated investment (Note 2)		175	145
Foreign tax withholdings

Investment Income	10,246	9,104	13,683

EXPENSES:
Investment advisery fees (Note 3)	542	880	1,030
Administration fees (Note 3)	289	251	295
Custodian fees	36	29	40
Transfer agent fees	53	40	52
Registration and filing fees	16	16	16
Trustee fees and expenses	34	32	36
Printing and mailing costs	26	23	28
Legal fees	12	12	13
Accounting fees	73	67	76
Insurance	25	27	26
Audit fees	28	28	27
Other expenses	21	38	38
Expenses previously deferred (Note 3)

Gross Expenses	1,155	1,443	1,677
Custodian credits (Note 2)	(9)	(3)	(2)
Expense subsidy (Note 3)	(423)	(183)	(19)

Net Expenses	723	1,257	1,656

Net Investment Income	9,523	7,847	12,027

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments		(1,002)	(4,560)
Foreign currency transactions			(151)
Futures contracts			(544)
Option contracts
Swap contracts			(6)
Change in net unrealized appreciation (depreciation) from:
Investments		(480)	(4,995)
Translation of assets and liabilities in foreign currencies			14
Futures contracts
Option contracts
Swap contracts			(154)

Net Realized and Unrealized Gains (Losses)	—	(1,482)	(10,396)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,523	$6,365	$1,631

See notes to financial statements.

41	Paydenfunds

U.S. Government Fund	GNMA Fund	Real Return Fund	Core Bond Fund	Opportunity Bond Fund	High Income Fund

$1,743	$3,985	$84	$24,175	$5,666	$29,580
				13
18	72	2	428	102	412

1,761	4,057	86	24,603	5,781	29,992

144	305	4	1,756	385	1,452
41	90	1	502	110	332
8	24	7	85	35	40
24	37	13	64	24	64
13	14	13	20	16	22
5	10		62	14	42
3	7		50	10	25
2	3		22	5	13
13	23	4	132	30	87
3	6		44	9	35
27	27	27	28	27	31
12	19	4	54	26	44
	1		18	27

295	566	73	2,837	718	2,187
(1)	(1)		(5)	(1)	(4)
(63)		(68)

231	565	5	2,832	717	2,183

1,530	3,492	81	21,771	5,064	27,809

(925)	589	(65)	(6,868)	(2,443)	3,140
			297	60	306
	356	1	409	54	(1,363)

			28	19	1,128

(708)	(2,272)	(4)	(16,717)	(3,182)	(24,684)
			31	34	(42)
	(6)			(6)	606

			49	(3)	297

(1,633)	(1,333)	(68)	(22,771)	(5,467)	(20,612)

$(103)	$2,159	$13	$(1,000)	$(403)	$7,197

See notes to financial statements.

Annual Report	42

Period ended October 31, 2005

Dollars in 000s

	Tax Exempt Bond Fund	California Municipal Income Fund	Growth & Income Fund
INVESTMENT INCOME:
Interest income (Note 2)	$792	$1,252
Dividend income			$1,624
Income from affiliated investment (Note 2)			29
Foreign tax withholdings

Investment Income	792	1,252	1,653

EXPENSES:
Investment advisery fees (Note 3)	67	98	265
Administration fees (Note 3)	17	24	42
Custodian fees	7	6	14
Transfer agent fees	15	15	48
Registration and filing fees	13	1	14
Trustee fees and expenses	2	3	5
Printing and mailing costs	2	2	3
Legal fees	1	1	2
Accounting fees	7	9	14
Insurance	1	2	4
Audit fees	27	27	27
Other expenses	10	11	7
Expenses previously deferred (Note 3)

Gross Expenses	169	199	445
Custodian credits (Note 2)	(1)		(1)
Expense subsidy (Note 3)	(63)	(46)	(20)

Net Expenses	105	153	424

Net Investment Income	687	1,099	1,229

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	109	220	4,435
Foreign currency transactions
Futures contracts	(53)	(98)	(132)
Option contracts
Swap contracts
Change in net unrealized appreciation (depreciation) from:
Investments	(608)	(1,127)	(2,764)
Translation of assets and liabilities in foreign currencies
Futures contracts	(9)		(32)
Option contracts
Swap contracts

Net Realized and Unrealized Gains (Losses)	(561)	(1,005)	1,507

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$126	$94	$2,736

See notes to financial statements.

43	Paydenfunds

Market Return Fund	U.S. Growth Leaders Fund	Small Cap Leaders Fund	Global Short Bond Fund	Global Fixed Income Fund	Emerging Markets Bond Fund

$3,281	$1	$5	$7,036	$5,969	$3,788
17	230	58
83	37	17	106	76	75
	(1)

3,381	267	80	7,142	6,045	3,863

273	132	51	530	565	254
78	18	7	141	151	45
24	12	11	50	87	40
33	17	17	35	41	22
13	13	13	14	16	13
10	2	1	17	19	3
7	2	3	13	13	1
4	1		6	6	1
25	7	5	38	41	8
7	2	1	13	13	2
27	27	27	36	41	33
29	4		27	27	10
					24

530	237	136	920	1,020	456
(1)			(3)	(2)	(3)
(91)	(16)	(51)

438	221	85	917	1,018	453

2,943	46	(5)	6,225	5,027	3,410

(915)	483	738	1,044	10,835	2,281
16			445	5,261	89
7,844	746	503	(143)	164	(7)

115					303

(431)	1,631	650	(3,103)	(10,121)	1,468
			(1,102)	(2,572)	(1,241)
(1,565)	(2)		161	68	33

			21	20	126

5,064	2,858	1,891	(2,677)	3,655	3,050

$8,007	$2,904	$1,886	$3,548	$8,682	$6,462

See notes to financial statements.

Annual Report	44

Periods ended October 31st

Numbers in 000s

	Bunker Hill Money Market Fund		Limited Maturity Fund
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$9,523	$3,218	$7,847	$4,544
Net realized gains (losses) on investments			(1,002)	(598)
Change in net unrealized appreciation (depreciation)			(480)	(222)

Change in Net Assets Resulting from Operations	9,523	3,218	6,365	3,724

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(9,523)	(3,218)	(8,327)	(5,071)
Net realized gains from investments
Return of capital				(3)

Change in Net Assets from Distributions to Shareholders	(9,523)	(3,218)	(8,327)	(5,074)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	18,824,431	20,157,972	208,431	398,734
Reinvestment of distributions	6,639	2,140	8,248	5,013
Cost of fund shares redeemed	(18,832,362)	(20,061,711)	(278,181)	(367,602)
Proceeds from redemption fees (Note 3)		57		61

Change in Net Assets from Capital Transactions	(1,292)	98,458	(61,502)	36,206

Total Change in Net Assets	(1,292)	98,458	(63,464)	34,856

NET ASSETS:
Beginning of period	348,170	249,712	357,678	322,822

End of period	$346,878	$348,170	$294,214	$357,678

Undistributed net investment income	$(54)	$(54)	$(184)	$(184)

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	348,339	249,938	36,058	32,413

Shares sold	18,824,431	20,157,972	21,092	40,102
Shares issued in reinvestment of distributions	6,639	2,140	834	504
Shares redeemed	(18,832,362)	(20,061,711)	(28,132)	(36,961)

Change in shares outstanding	(1,292)	98,401	(6,206)	3,645

Outstanding shares at end of period	347,047	348,339	29,852	36,058

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—		197,503
Sale of investments (excluding government)	—		229,908
Purchase of government securities	—		96,899
Sale of government securities	—		56,552

See notes to financial statements.

45	Paydenfunds

Short Bond Fund		U.S. Government Fund		GNMA Fund
2005	2004	2005	2004	2005	2004

$12,027	$6,669	$1,530	$1,407	$3,492	$5,586
(5,261)	419	(925)	(29)	945	(375)
(5,135)	(621)	(708)	120	(2,278)	563

1,631	6,467	(103)	1,498	2,159	5,774

(12,496)	(6,815)	(1,619)	(1,426)	(5,923)	(7,812)
	(2,532)		(1,695)
	(9)

(12,496)	(9,356)	(1,619)	(3,121)	(5,923)	(7,812)

215,574	217,234	41,044	10,074	30,324	52,663
12,086	9,139	1,593	3,052	5,074	7,021
(204,954)	(169,787)	(39,478)	(28,172)	(31,657)	(103,851)
	61		9		19

22,706	56,647	3,159	(15,037)	3,741	(44,148)

11,841	53,758	1,437	(16,660)	(23)	(46,186)

348,264	294,506	53,608	70,268	115,278	161,464

$360,105	$348,264	$55,045	$53,608	$115,255	$115,278

$(44)	$(44)	$(10)	$(10)	$(28)	$(28)

34,107	28,575	4,973	6,356	11,412	15,794

21,391	21,232	3,877	931	3,037	5,193
1,204	894	150	282	509	693
(20,381)	(16,594)	(3,733)	(2,596)	(3,174)	(10,268)

2,214	5,532	294	(1,383)	372	(4,382)

36,321	34,107	5,267	4,973	11,784	11,412

408,151		—		—
330,979		—		—
154,866		73,527		53,409
162,742		66,919		10,026

See notes to financial statements.

Annual Report	46

Periods ended October 31st

Numbers in 000s

	Real Return Fund		Core Bond Fund
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$81	$43	$21,771	$19,315
Net realized gains (losses) on investments	(64)	(6)	(6,134)	3,184
Change in net unrealized appreciation (depreciation)	(4)	(5)	(16,637)	6,696

Change in Net Assets Resulting from Operations	13	32	(1,000)	29,195

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(80)	(44)	(25,458)	(18,909)
Net realized gains from investments			(3,274)	(3,335)
Return of capital

Change in Net Assets from Distributions to Shareholders	(80)	(44)	(28,732)	(22,244)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	312	1,364	192,795	216,704
Reinvestment of distributions	76	41	28,070	21,844
Cost of fund shares redeemed	(74)	(198)	(88,370)	(140,379)
Proceeds from redemption fees (Note 3)				99

Change in Net Assets from Capital Transactions	314	1,207	132,495	98,268

Total Change in Net Assets	247	1,195	102,763	105,219

NET ASSETS:
Beginning of period	1,195	—	558,812	453,593

End of period	$1,442	$1,195	$661,575	$558,812

Undistributed net investment income	$3	$1	$415	$803

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	121	—	52,134	42,769

Shares sold	31	138	18,325	20,477
Shares issued in reinvestment of distributions	8	4	2,679	2,061
Shares redeemed	(8)	(21)	(8,489)	(13,173)

Change in shares outstanding	31	121	12,515	9,365

Outstanding shares at end of period	152	121	64,649	52,134

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	105		517,080
Sale of investments (excluding government)	227		408,369
Purchase of government securities	479		1,446,696
Sale of government securities	296		1,144,188

See notes to financial statements.

47	Paydenfunds

Opportunity Bond Fund		High Income Fund		Tax Exempt Bond Fund
2005	2004	2005	2004	2005	2004

$5,064	$5,315	$27,809	$30,986	$687	$526
(2,310)	311	3,211	1,544	56	80
(3,157)	424	(23,823)	3,946	(617)	(12)

(403)	6,050	7,197	36,476	126	594

(5,759)	(5,175)	(28,762)	(30,792)	(687)	(526)
(352)	(6,569)			(62)	(285)
			(423)

(6,111)	(11,744)	(28,762)	(31,215)	(749)	(811)

47,159	41,891	123,715	317,658	11,764	4,877
6,024	11,647	25,322	28,174	704	720
(27,676)	(45,374)	(385,171)	(163,252)	(4,805)	(2,736)
	23	9	286		3

25,507	8,187	(236,125)	182,866	7,663	2,864

18,993	2,493	(257,690)	188,127	7,040	2,647

124,735	122,242	496,474	308,347	16,574	13,927

$143,728	$124,735	$238,784	$496,474	$23,614	$16,574

$183	$189	$451	$341	$29	$29

12,716	11,899	58,265	36,972	1,632	1,359

4,889	4,222	14,706	37,390	1,179	474
628	1,188	3,027	3,370	70	71
(2,884)	(4,593)	(46,553)	(19,467)	(480)	(272)

2,633	817	(28,820)	21,293	769	273

15,349	12,716	29,445	58,265	2,401	1,632

143,619		326,959		12,250
121,109		518,936		4,775
296,146		—		—
251,528		—		—

See notes to financial statements.

Annual Report	48

Periods ended October 31st

Numbers in 000s

	California Municipal Income Fund		Growth & Income Fund
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,099	$1,018	$1,229	$1,077
Net realized gains (losses) on investments	122	53	4,303	935
Change in net unrealized appreciation (depreciation)	(1,127)	135	(2,796)	3,414

Change in Net Assets Resulting from Operations	94	1,206	2,736	5,426

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,099)	(1,018)	(1,324)	(1,227)
Net realized gains from investments	(14)	(181)
Return of capital

Change in Net Assets from Distributions to Shareholders	(1,113)	(1,199)	(1,324)	(1,227)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	2,368	3,846	4,320	10,393
Reinvestment of distributions	1,082	1,166	1,287	1,197
Cost of fund shares redeemed	(3,429)	(3,524)	(31,209)	(10,651)
Proceeds from redemption fees (Note 3)		5		38

Change in Net Assets from Capital Transactions	21	1,493	(25,602)	977

Total Change in Net Assets	(998)	1,500	(24,190)	5,176

NET ASSETS:
Beginning of period	30,414	28,914	58,163	52,987

End of period	$29,416	$30,414	$33,973	$58,163

Undistributed net investment income	$—	$—	$304	$399

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	2,960	2,815	5,434	5,347

Shares sold	234	372	384	978
Shares issued in reinvestment of distributions	106	115	115	112
Shares redeemed	(341)	(342)	(2,792)	(1,003)

Change in shares outstanding	(1)	145	(2,293)	87

Outstanding shares at end of period	2,959	2,960	3,141	5,434

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	14,623		35,121
Sale of investments (excluding government)	15,034		63,460
Purchase of government securities	—		—
Sale of government securities	—		—

See notes to financial statements.

49	Paydenfunds

Market Return Fund		U.S. Growth Leaders Fund		Small Cap Leaders Fund
2005	2004	2005	2004	2005	2004

$2,943	$1,051	$46	$73	$(5)	$(78)
7,060	2,742	1,229	1,891	1,241	(704)
(1,996)	307	1,629	(1,083)	650	(972)

8,007	4,100	2,904	881	1,886	(1,754)

(3,090)	(1,146)	(70)	(69)

(3,090)	(1,146)	(70)	(69)	—	—

31,431	68,152	28,523	6,852	2,626	5,568
3,013	1,120	68	67
(67,068)	(6,025)	(3,518)	(7,843)	(6,090)	(7,005)
17	41		3	2	2

(32,607)	63,288	25,073	(921)	(3,462)	(1,435)

(27,690)	66,242	27,907	(109)	(1,576)	(3,189)

92,989	26,747	14,561	14,670	9,098	12,287

$65,299	$92,989	$42,468	$14,561	$7,522	$9,098

$69	$11	$—	$4	$—	$—

9,404	2,934	2,054	2,197	1,019	1,258

3,010	6,975	3,492	973	252	550
291	115	8	9		—
(6,357)	(620)	(444)	(1,125)	(588)	(789)

(3,056)	6,470	3,056	(143)	(336)	(239)

6,348	9,404	5,110	2,054	683	1,019

69,763		58,026		9,988
64,630		32,593		13,407
6,070		—		—
6,033		—		—

See notes to financial statements.

Annual Report	50

Periods ended October 31st

Numbers in 000s

	Global Short Bond Fund
	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$6,225	$4,436
Net realized gains (losses) on investments	1,346	48
Change in net unrealized appreciation (depreciation)	(4,023)	(652)

Change in Net Assets Resulting from Operations	3,548	3,832

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,553)	(3,219)
Net realized gains from investments
Return of capital		(1,058)

Change in Net Assets from Distributions to Shareholders	(6,553)	(4,277)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	100,879	123,188
Reinvestment of distributions	6,253	4,083
Cost of fund shares redeemed	(48,537)	(90,257)
Proceeds from redemption fees (Note 3)		27

Change in Net Assets from Capital Transactions	58,595	37,041

Total Change in Net Assets	55,590	36,596

NET ASSETS:
Beginning of period	143,215	106,619

End of period	$198,805	$143,215

Undistributed net investment income	$2,433	$831

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	13,707	10,191

Shares sold	9,700	11,780
Shares issued in reinvestment of distributions	603	390
Shares redeemed	(4,671)	(8,654)

Change in shares outstanding	5,632	3,516

Outstanding shares at end of period	19,339	13,707

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	180,168
Sale of investments (excluding government)	131,311
Purchase of government securities	79,714
Sale of government securities	41,060

See notes to financial statements.

51	Paydenfunds

Global Fixed Income Fund		Emerging Markets Bond Fund
2005	2004	2005	2004

$5,027	$6,139	$3,410	$4,317
16,260	2,898	2,666	(8,715)
(12,605)	(1,880)	386	779

8,682	7,157	6,462	(3,619)

(12,859)	(5,498)	(3,830)	(4,287)
			(6,240)
	(3,098)

(12,859)	(8,596)	(3,830)	(10,527)

68,476	59,671	75,593	112,242
11,445	7,765	3,603	9,734
(71,522)	(85,904)	(19,414)	(134,986)
	33	11	98

8,399	(18,435)	59,793	(12,912)

4,222	(19,874)	62,425	(27,058)

187,524	207,398	26,905	53,963

$191,746	$187,524	$89,330	$26,905

$8,895	$4,325	$210	$94

18,807	20,634	2,286	4,287

6,823	5,973	6,069	9,598
1,152	779	290	845
(7,135)	(8,579)	(1,567)	(12,444)

840	(1,827)	4,792	(2,001)

19,647	18,807	7,078	2,286

331,646		116,741
350,497		53,331
104,837		—
79,831		—

See notes to financial statements.

Annual Report	52

October 31, 2005

1.    Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at no par value.

Each of the Funds, other than the Bunker Hill Money Market and High Income Funds, has been classified as non-diversified.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of sixty days or less and securities in the Bunker Hill Money Market Fund are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price or if circumstances warrant pursuant to the fair value procedures described below. Securities traded only on the over-the-counter market are valued at the latest bid price, or if circumstances warrant pursuant to the fair value procedures described below.

Fixed income or equity securities for which, for whatever reason, market quotations are not readily available, will be priced at their fair value as determined in good faith under procedures established by the Board of Trustees. In considering fair value of a security, a number of factors are taken into consideration. Depending on the underlying circumstances at the time, these factors may include: the cost of the security or the last reported sales price of the security, as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds except the tax exempt funds may purchase securities that are denominated in foreign currencies. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

53	Paydenfunds

October 31, 2005

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the foreign exchange rates.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Options Transactions

Option techniques may be utilized by each of the Funds (except the Bunker Hill Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Futures Contracts

The Funds (except the Bunker Hill Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. The Real Return Fund may invest in commodities futures contracts to hedge against changes in inflation or securities prices.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders, Opportunity Bond and High Income Funds

Annual Report	54

may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Short Bond, Core Bond, Opportunity Bond, High Income, Global Short Bond, Global Fixed Income and Emerging Markets Bond Funds have entered into credit default swap agreements. The counterparty to each agreement has agreed to (pay) or receive from the Funds an annuity premium which is based on a notional principal amount of a specified security in the contract. The annuity premium is received(paid) by each of the Funds until a credit event (e.g. grace period extension, obligation acceleration, repudiation/ moratorium, or restructuring) relating to the security occurs or until the termination of the swap agreement, whichever is first. If a credit event does not occur prior to the termination of the swap contract, none of the Funds will make any payment to the counterparty. If a credit event does occur, the respective Fund will pay the counterparty the notional amount at par.

Security	Annuity Premium	Counterparty
Gazprom, 9.625%, 3/1/13	1.55%	JP Morgan
Russia, 5%, 3/31/30 (Pay)	(0.77%)	JP Morgan
Unisys, 6.875%, 3/15/10	1.60%	JP Morgan
Lyondell, 9.5%, 12/15/08	1.47%	Citigroup

The High Income and Emerging Markets Bond Funds have entered into total return credit swap agreements where the Fund and counterparties have agreed to exchange payments based on a notional principal amount of a specified security. The total return recipient, the Fund pays a financing charge in exchange for the total return, which includes interest and principal appreciation or depreciation of the underlying security.

Security	Annuity Premium	Counterparty
Turkey, 20%, 10/17/07	6M-Libor + 0.50%	CS First Boston
Brazil LTN, 0%, 7/1/06	6M-Libor +0.50%	Citigroup

Forward Currency Contracts

The Global Short Bond, Global Fixed Income, Emerging Markets Bond, Market Return, U.S. Growth Leaders, Small Cap Leaders, Limited Maturity, Short Bond, Real Return, Core Bond, Opportunity Bond and High Income Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency. Risk to a Fund may arise when anticipated currency movements are not accurately predicted. Additional risk may arise from the potential inability of counterparties to meet the terms of their contracts.

TBA Sale Commitments

Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the current value of the underlying securities. The contract is “marked-to- market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. The Fund, which employs these investment options are required to segregate sufficient assets to cover any potential loss.

55	Paydenfunds

October 31, 2005

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Growth & Income, U.S. Growth Leaders and Small Cap Leaders Funds, which are declared and paid semi-annually, and (ii) the Bunker Hill Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return.

Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Line of Credit

The Group has entered into a Credit Agreement with Deutsche Bank AG and Mellon Bank NA under which the banks have agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Affiliated Investment

Each of the Funds (except the Tax Exempt Bond and California Municipal Income Funds) invests in the Bunker Hill Money Market Fund, an affiliated Fund. Income earned by each Fund for the period is disclosed in the statements of operations.

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.

Other

Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Annual Report	56

3.    Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for each Fund is shown in the table below.

	Adviser Fees Based on Assets				Expense Guarantee		3 Year Deferred Expense Subsidy
	Between 0—500 Million	Between 0.5—1 Billion	Between 1—2 Billion	Over 2 Billion		Voluntary Expense Limit
Bunker Hill Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.20%	$1,121,073
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.40%	562,500
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	39,991
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	202,755
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	84,282
Real Return	0.28%	0.28%	0.28%	0.28%	0.60%	0.38%	126,938
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—
Opportunity Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.50%	185,131
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.50%	131,588
Growth & Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	155,970
Market Return	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	260,287
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	75,834
Small Cap Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	139,813
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	—
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	—
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	—

Payden & Rygel agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest and taxes) will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. Payden & Rygel also voluntarily agreed to temporarily limit each Fund’s total expenses, including advisory fees, to the percentages indicated above of each Fund’s average daily net assets on an annualized basis through October 31, 2005 (exclusive of interest and taxes).

Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the year. They are not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of 0.08%. On September 20, 2005 the Board of Trustees approved an increase in the administration fee to 0.12%, effective November 1, 2005.

Under a distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

The Emerging Markets Bond, Growth & Income, Market Return, U.S. Growth Leaders, Small Cap Leaders and High Income Funds employ a redemption fee on shareholders payable to the Distributor and equal to 2% of the value of shares redeemed if the shares are held less than one calendar month. The fees for the period are added to paid in capital and are disclosed in the statements of changes in net assets.

Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

57	Paydenfunds

Note 4. Federal Income Taxes (amounts in 000s)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any.

	Capital Loss Carryforwards
	Expires 2006	Expires 2007	Expires 2008	Expires 2009	Expires 2010	Expires 2011	Expires 2012	Expires 2013	Total
Bunker Hill Money Market					$172				$172
Limited Maturity					201	$781	$1,129	$1,482	3,593
Short Bond							239	5,790	6,029
U.S. Government							10	1,084	1,094
GNMA						975	2,597	422	3,994
Real Return							8	64	72
Core Bond								5,618	5,618
Opportunity Bond								2,085	2,085
High Income			$1,745	$22,405	10,944				35,094
Growth & Income					2,216	2,575			4,791
Market Return				4,374	3,553				7,927
U.S. Growth Leaders				3,049	2,366	431			5,846
Small Cap Leaders							294		294
Global Short Bond	$1,469	$212	4,605					254	6,540
Emerging Markets Bond					550	5,719			6,269

The tax character of distributions paid during the fiscal year ended October 31, 2005 is as follows:

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Bunker Hill Money Market		$9,405
Limited Maturity		8,324
Short Bond		12,463
U.S. Government		1,619
GNMA		5,915
Real Return		80
Core Bond		27,665	$1,063
Opportunity Bond		5,778	333
High Income		28,761
Tax Exempt Bond	$691		62
California Municipal Income	1,099	11	3
Growth & Income		1,323
Market Return		3,090
U.S. Growth Leaders		70
Global Short Bond		6,553
Global Fixed Income		12,859
Emerging Markets Bond		3,830

Annual Report	58

At October 31, 2005 net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Bunker Hill Money Market	$347,124
Limited Maturity	292,724	$136	$1,282	$(1,146)
Short Bond	357,124	78	4,604	(4,526)
U.S. Government	55,580		920	(920)
GNMA	202,770	113	2,880	(2,767)
Real Return	2,013	16	23	(7)
Core Bond	916,733	1,437	15,613	(14,176)
Opportunity Bond	199,487	443	3,068	(2,625)
High Income	242,167	2,113	8,131	(6,018)
Tax Exempt Bond	23,279	239	242	(3)
California Municipal Income	28,364	862	224	638
Growth & Income	34,148	381	553	(172)
Market Return	64,254	153	237	(84)
U.S. Growth Leaders	39,574	3,684	680	3,004
Small Cap Leaders	6,412	1,308	189	1,119
Global Short Bond	203,428	385	2,539	(2,154)
Global Fixed Income	201,878	643	8,444	(7,801)
Emerging Markets Bond	91,953	2,301	1,283	1,018

At October 31, 2005 the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Total Distributable Earnings*
Bunker Hill Money Market	$(54)		$172	$256	$30
Limited Maturity	(5)		3,593	7	(3,591)
Short Bond	(2)		6,029	50	(5,981)
U.S. Government	(2)		1,094	2	(1,094)
GNMA	13		3,994	68	(3,913)
Real Return	3		72		(69)
Core Bond	415		5,618		(5,203)
Opportunity Bond	163		2,085		(1,922)
High Income	437		35,094		(34,657)
Tax Exempt Bond	29	$44		1	74
California Municipal Income		121		3	124
Growth & Income	304		4,791		(4,487)
Market Return	78		7,927		(7,849)
U.S. Growth Leaders			5,846		(5,846)
Small Cap Leaders			294		(294)
Global Short Bond	2,406		6,540		(4,134)
Global Fixed Income	11,490	1,599			13,089
Emerging Markets Bond	120		6,269		(6,149)

*	Also includes net unrealized appreciation (depreciation) on investments shown above, as well as unrealized appreciation (depreciation) on other investments and translation of assets and liabilities in foreign currencies.

59	Paydenfunds

5.    Exempt Interest Income Designation - Unaudited (amounts in 000s)

	Exempt- Interest Dividends	Exempt Interest Dividends Per Share
Tax Exempt Bond	$691	$0.32
California Municipal Income	1,099	0.37

6.    Subsequent Event

Effective November 1, 2006 the Payden Growth & Income Fund changed its principal investment strategy. Generally the Fund will invest half its assets in large cap value stocks and the balance in exchange traded funds. The Fund also changed its benchmark to the Russell 1000 Value Index.

Annual Report	60

For a share outstanding during the periods ended October 31st

	Bunker Hill Money Market Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.03	0.01	0.01	0.02	0.05
Net realized and unrealized gains (losses)

Total from investment activities	0.03	0.01	0.01	0.02	0.05

Distributions to shareholders:
From net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.05)
From net realized gains
Return of capital

Total distributions to shareholders	(0.03)	(0.01)	(0.01)	(0.02)	(0.05)

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	2.64%	0.99%	1.07%	1.79%	4.83%

Ratios/supplemental data:
Net assets, end of period (000s)	$346,878	$348,170	$249,712	$203,719	$375,289
Ratio of gross expense to average net assets	0.32%	0.32%	0.37%	0.36%	0.39%
Ratio of net expense to average net assets	0.20%	0.20%	0.22%	0.30%	0.30%
Ratio of investment income less gross expenses to average net assets	2.51%	0.89%	0.85%	1.78%	4.21%
Ratio of net investment income to average net assets	2.63%	1.01%	1.00%	1.84%	4.30%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Limited Maturity Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$9.92	$9.96	$10.03	$10.14	$9.97

Income (loss) from investment activities:
Net investment income	0.25	0.15	0.17	0.31	0.56
Net realized and unrealized gains (losses)	(0.04)	(0.03)	(0.04)	(0.07)	0.17

Total from investment activities	0.21	0.12	0.13	0.24	0.73

Distributions to shareholders:
From net investment income	(0.27)	(0.16)	(0.20)	(0.30)	(0.56)
From net realized gains				(0.05)
Return of capital

Total distributions to shareholders	(0.27)	(0.16)	(0.20)	(0.35)	(0.56)

Net asset value — end of period	$9.86	$9.92	$9.96	$10.03	$10.14

Total return	2.10%	1.19%	1.33%	2.42%	7.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$294,214	$357,678	$322,822	$279,098	$202,379
Ratio of gross expense to average net assets	0.46%	0.46%	0.48%	0.48%	0.51%
Ratio of net expense to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	2.44%	1.36%	1.52%	2.76%	5.39%
Ratio of net investment income to average net assets	2.50%	1.42%	1.60%	2.84%	5.50%
Portfolio turnover rate	99%	84%	91%	115%	128%

The Fund commenced operations on May 1, 1994.

See notes to financial statements.

61	Paydenfunds

	Short Bond Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.21	$10.31	$10.39	$10.24	$9.69

Income (loss) from investment activities:
Net investment income	0.33	0.21	0.21	0.37	0.54
Net realized and unrealized gains (losses)	(0.29)	(0.02)	0.05	0.15	0.55

Total from investment activities	0.04	0.19	0.26	0.52	1.09

Distributions to shareholders:
From net investment income	(0.34)	(0.21)	(0.22)	(0.37)	(0.54)
From net realized gains		(0.08)	(0.12)
Return of capital

Total distributions to shareholders	(0.34)	(0.29)	(0.34)	(0.37)	(0.54)

Net asset value — end of period	$9.91	$10.21	$10.31	$10.39	$10.24

Total return	0.41%	1.88%	2.56%	5.16%	11.51%

Ratios/supplemental data:
Net assets, end of period (000s)	$360,105	$348,264	$294,506	$182,933	$83,216
Ratio of gross expense to average net assets	0.45%	0.46%	0.50%	0.49%	0.54%
Ratio of net expense to average net assets	0.45%	0.45%	0.50%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	3.27%	2.01%	2.00%	3.40%	5.22%
Ratio of net investment income to average net assets	3.27%	2.02%	2.00%	3.49%	5.36%
Portfolio turnover rate	121%	175%	151%	152%	114%
The Fund commenced operations on January 1, 1994.

	U.S. Government Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.78	$11.06	$11.42	$11.24	$10.47

Income (loss) from investment activities:
Net investment income	0.31	0.27	0.30	0.46	0.55
Net realized and unrealized gains (losses)	(0.31)	(0.02)	(0.15)	0.18	0.77

Total from investment activities	0.00	0.25	0.15	0.64	1.32

Distributions to shareholders:
From net investment income	(0.33)	(0.27)	(0.31)	(0.46)	(0.55)
From net realized gains		(0.26)	(0.20)
Return of capital

Total distributions to shareholders	(0.33)	(0.53)	(0.51)	(0.46)	(0.55)

Net asset value — end of period	$10.45	$10.78	$11.06	$11.42	$11.24

Total return	0.04%	2.42%	1.28%	5.93%	12.95%

Ratios/supplemental data:
Net assets, end of period (000s)	$55,045	$53,608	$70,268	$67,151	$63,266
Ratio of gross expense to average net assets	0.57%	0.57%	0.55%	0.55%	0.53%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	2.86%	2.31%	2.55%	3.96%	4.98%
Ratio of net investment income to average net assets	2.98%	2.43%	2.65%	4.11%	5.11%
Portfolio turnover rate	145%	70%	134%	217%	215%

The Fund commenced operations on January 1, 1995.

See notes to financial statements.

Annual Report	62

For a share outstanding during the periods ended October 31st

	GNMA Fund
	2005	2004		2003	2002	2001
Net asset value — beginning of period	$10.10	$10.22		$10.56	$10.77	$10.15

Income (loss) from investment activities:
Net investment income	0.31	0.41		0.41	0.64	0.65
Net realized and unrealized gains (losses)	(0.11)	0.07		(0.09)	0.02	0.63

Total from investment activities	0.20	0.48		0.32	0.66	1.28

Distributions to shareholders:
From net investment income	(0.52)	(0.60)		(0.60)	(0.62)	(0.65)
From net realized gains				(0.06)	(0.25)	(0.01)
Return of capital

Total distributions to shareholders	(0.52)	(0.60)		(0.66)	(0.87)	(0.66)

Net asset value — end of period	$9.78	$10.10		$10.22	$10.56	$10.77

Total return	2.03%	4.89%		3.08%	6.59%	13.00%

Ratios/supplemental data:
Net assets, end of period (000s)	$115,255	$115,278		$161,464	$162,158	$146,296
Ratio of gross expense to average net assets	0.50%	0.52%		0.54%	0.51%	0.50%
Ratio of net expense to average net assets	0.50%	0.50%		0.50%	0.35%	0.35%
Ratio of investment income less gross expenses to average net assets	3.09%	4.23%		3.93%	5.72%	6.09%
Ratio of net investment income to average net assets	3.09%	4.25%		3.97%	5.88%	6.24%
Portfolio turnover rate	6%	32%		25%	104%	71%

The Fund commenced operations on August 27, 1999.

	Real Return Fund
	2005	2004
Net asset value — beginning of period	$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.55	0.39
Net realized and unrealized gains (losses)	(0.44)	(0.09)

Total from investment activities	0.11	0.30

Distributions to shareholders:
From net investment income	(0.55)	(0.38)
From net realized gains
Return of capital

Total distributions to shareholders	(0.55)	(0.38)

Net asset value — end of period	$9.48	$9.92

Total return	1.02%	3.06	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,442	$1,195
Ratio of gross expense to average net assets	5.14%	8.30	%(2)
Ratio of net expense to average net assets	0.38%	0.38	%(2)
Ratio of investment income less gross expenses to average net assets	0.89%	(2.14	)%(2)
Ratio of net investment income to average net assets	5.65%	5.78	%(2)
Portfolio turnover rate	27%	18	%(2)
The Fund commenced operations on February 27, 2004. (1) Not annualized for periods less than 1 year (2) Annualized for periods less than 1 year

See notes to financial statements.

63	Paydenfunds

	Core Bond Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.72	$10.61	$10.46	$10.19	$9.30

Income (loss) from investment activities:
Net investment income	0.36	0.40	0.33	0.45	0.55
Net realized and unrealized gains (losses)	(0.37)	0.17	0.16	0.27	0.88

Total from investment activities	(0.01)	0.57	0.49	0.72	1.43

Distributions to shareholders:
From net investment income	(0.42)	(0.39)	(0.34)	(0.45)	(0.54)
From net realized gains	(0.06)	(0.07)
Return of capital

Total distributions to shareholders	(0.48)	(0.46)	(0.34)	(0.45)	(0.54)

Net asset value — end of period	$10.23	$10.72	$10.61	$10.46	$10.19

Total return	(0.08)%	5.49%	4.76%	7.37%	15.70%

Ratios/supplemental data:
Net assets, end of period (000s)	$661,575	$558,812	$543,593	$261,263	$149,947
Ratio of gross expense to average net assets	0.45%	0.45%	0.51%	0.50%	0.54%
Ratio of net expense to average net assets	0.45%	0.44%	0.51%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.48%	3.75%	3.21%	4.50%	5.59%
Ratio of net investment income to average net assets	3.48%	3.74%	3.21%	4.50%	5.63%
Portfolio turnover rate	210%	164%	303%	582%	787%
The Fund commenced operations on January 1, 1994.

	Opportunity Bond Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$9.81	$10.27	$10.20	$10.15	$9.50

Income (loss) from investment activities:
Net investment income	0.35	0.42	0.47	0.58	0.59
Net realized and unrealized gains (losses)	(0.37)	0.09	0.22	0.05	0.65

Total from investment activities	(0.02)	0.51	0.69	0.63	1.24

Distributions to shareholders:
From net investment income	(0.40)	(0.41)	(0.49)	(0.58)	(0.59)
From net realized gains	(0.03)	(0.56)	(0.13)
Return of capital

Total distributions to shareholders	(0.43)	(0.97)	(0.62)	(0.58)	(0.59)

Net asset value — end of period	$9.36	$9.81	$10.27	$10.20	$10.15

Total return	(0.26)%	5.21%	6.86%	6.45%	13.38%

Ratios/supplemental data:
Net assets, end of period (000s)	$143,728	$124,735	$122,242	$191,167	$287,263
Ratio of gross expense to average net assets	0.52%	0.51%	0.52%	0.49%	0.49%
Ratio of net expense to average net assets	0.52%	0.49%	0.52%	0.49%	0.48%
Ratio of investment income less gross expenses to average net assets	3.68%	4.26%	4.40%	5.62%	6.13%
Ratio of net investment income to average net assets	3.68%	4.28%	4.40%	5.62%	6.14%
Portfolio turnover rate	235%	190%	230%	648%	434%

The Fund commenced operations on December 9, 1996.

See notes to financial statements.

Annual Report	64

For a share outstanding during the periods ended October 31st

	High Income Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$8.52	$8.34	$7.44	$8.19	$8.76

Income (loss) from investment activities:
Net investment income	0.57	0.59	0.64	0.65	0.65
Net realized and unrealized gains (losses)	(0.38)	0.18	0.91	(0.68)	(0.53)

Total from investment activities	0.19	0.77	1.55	(0.03)	0.12

Distributions to shareholder:
From net investment income	(0.60)	(0.59)	(0.65)	(0.72)	(0.69)
From net realized gains
Return of capital		(0.01)

Total distributions to shareholders	(0.60)	(0.60)	(0.65)	(0.72)	(0.69)

Proceeds from redemption fees	0.00	0.01	0.00	0.00	0.00

Net asset value — end of period	$8.11	$8.52	$8.34	$7.44	$8.19

Total return	2.28%	9.74%	21.55%	(0.59)%	1.38%

Ratios/supplemental data:
Net assets, end of period (000s)	$238,784	$496,474	$308,347	$226,107	$218,527
Ratio of gross expense to average net assets	0.53%	0.52%	0.55%	0.52%	0.58%
Ratio of net expense to average net assets	0.53%	0.52%	0.55%	0.52%	0.57%
Ratio of investment income less gross expenses to average net assets	6.72%	7.19%	8.02%	8.30%	8.56%
Ratio of net investment income to average net assets	6.72%	7.19%	8.02%	8.30%	8.57%
Portfolio turnover rate	85%	64%	79%	48%	74%
The Fund commenced operations on December 30, 1997.

	Tax Exempt Bond Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.15	$10.25	$10.22	$10.06	$9.58

Income (loss) from investment activities:
Net investment income	0.32	0.35	0.34	0.36	0.42
Net realized and unrealized gains (losses)	(0.27)	0.06	0.03	0.16	0.48

Total from investment activities	0.05	0.41	0.37	0.52	0.90

Distributions to shareholders:
From net investment income	(0.33)	(0.33)	(0.34)	(0.36)	(0.42)
From net realized gains	(0.04)	(0.18)
Return of capital

Total distributions to shareholders	(0.37)	(0.51)	(0.34)	(0.36)	(0.42)

Net asset value — end of period	$9.83	$10.15	$10.25	$10.22	$10.06

Total return	0.40%	4.16%	3.71%	5.30%	9.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$23,614	$16,574	$13,927	$26,236	$26,093
Ratio of gross expense to average net assets	0.80%	0.88%	0.78%	0.69%	0.68%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.95%	2.92%	3.06%	3.39%	4.10%
Ratio of net investment income to average net assets	3.25%	3.30%	3.33%	3.58%	4.28%
Portfolio turnover rate	25%	57%	47%	114%	78%
The Fund commenced operations on December 21, 1993.

See notes to financial statements.

65	Paydenfunds

	California Municipal Income Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.28	$10.27	$10.43	$10.42	$9.93

Income (loss) from investment activities:
Net investment income	0.37	0.35	0.34	0.38	0.40
Net realized and unrealized gains (losses)	(0.34)	0.08	0.05	0.01	0.49

Total from investment activities	0.03	0.43	0.39	0.39	0.89

Distributions to shareholders:
From net investment income	(0.37)	(0.35)	(0.34)	(0.38)	(0.40)
From net realized gains		(0.07)	(0.21)
Return of capital

Total distributions to shareholders	(0.37)	(0.42)	(0.55)	(0.38)	(0.40)

Net asset value — end of period	$9.94	$10.28	$10.27	$10.43	$10.42

Total return	0.29%	4.24%	3.80%	3.81%	9.12%

Ratios/supplemental data:
Net assets, end of period (000s)	$29,416	$30,414	$28,914	$28,180	$33,693
Ratio of gross expense to average net assets	0.65%	0.64%	0.65%	0.61%	0.61%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.45%	3.28%	3.13%	3.53%	3.81%
Ratio of net investment income to average net assets	3.60%	3.42%	3.28%	3.64%	3.92%
Portfolio turnover rate	51%	53%	29%	36%	31%
The Fund commenced operations on December 17, 1998.

	Growth & Income Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.70	$9.91	$8.79	$10.08	$15.61

Income (loss) from investment activities:
Net investment income	0.31	0.20	0.26	0.18	0.17
Net realized and unrealized gains (losses)	0.10	0.81	1.03	(1.29)	(2.37)

Total from investment activities	0.41	1.01	1.29	(1.11)	(2.20)

Distributions to shareholders:
From net investment income	(0.29)	(0.23)	(0.17)	(0.18)	(0.16)
From net realized gains					(3.17)
Return of capital

Total distributions to shareholders	(0.29)	(0.23)	(0.17)	(0.18)	(3.33)

Proceeds from redemption fees	0.00	0.01	0.00	0.00	0.00

Net asset value — end of period	$10.82	$10.70	$9.91	$8.79	$10.08

Total return	3.75%	10.32%	14.81%	(11.13)%	(17.84)%

Ratios/supplemental data:
Net assets, end of period (000s)	$33,973	$58,163	$52,987	$52,515	$76,889
Ratio of gross expense to average net assets	0.84%	0.82%	1.00%	0.93%	0.85%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	2.28%	1.85%	2.50%	1.56%	1.35%
Ratio of net investment income to average net assets	2.32%	1.87%	2.71%	1.74%	1.45%
Portfolio turnover rate	69%	30%	155%	54%	12%

The Fund commenced operations on November 1, 1996.

See notes to financial statements.

Annual Report	66

For a share outstanding during the periods ended October 31st

	Market Return Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$9.89	$9.12	$7.68	$9.29	$13.02

Income (loss) from investment activities:
Net investment income	0.32	0.20	0.15	0.26	0.66
Net realized and unrealized gains (losses)	0.42	0.78	1.49	(1.61)	(3.73)

Total from investment activities	0.74	0.98	1.64	(1.35)	(3.07)

Distributions to shareholders:
From net investment income	(0.34)	(0.21)	(0.19)	(0.26)	(0.66)
From net realized gains
Return of capital			(0.01)

Total distributions to shareholders	(0.34)	(0.21)	(0.20)	(0.26)	(0.66)

Proceeds from redemption fees	0.00	0.00	0.00	0.00	0.00

Net asset value — end of period	$10.29	$9.89	$9.12	$7.68	$9.29

Total return	7.45%	10.75%	21.72%	(14.98)%	(24.13)%

Ratios/supplemental data:
Net assets, end of period (000s)	$65,299	$92,989	$26,747	$17,341	$19,826
Ratio of gross expense to average net assets	0.54%	0.61%	0.85%	0.82%	0.59%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	2.94%	1.84%	1.59%	2.37%	5.55%
Ratio of net investment income to average net assets	3.03%	2.00%	1.99%	2.74%	5.69%
Portfolio turnover rate	92%	44%	294%	129%	92%
The Fund commenced operations on December 1, 1995.

	U.S. Growth Leaders Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$7.09	$6.68	$5.50	$6.49	$11.42

Income (loss) from investment activities:
Net investment income	0.02	0.03	(0.01)		0.08
Net realized and unrealized gains (losses)	1.23	0.41	1.19	(0.95)	(4.63)

Total from investment activities	1.25	0.44	1.18	(0.95)	(4.55)

Distributions to shareholders:
From net investment income	(0.03)	(0.03)		(0.01)	(0.12)
From net realized gains					(0.23)
In excess of net realized gains					(0.03)
Return of capital				(0.03)

Total distributions to shareholders	(0.03)	(0.03)	0.00	(0.04)	(0.38)

Proceeds from redemption fees	0.00	0.00	0.00	0.00	0.00

Net asset value — end of period	$8.31	$7.09	$6.68	$5.50	$6.49

Total return	17.64%	6.51%	21.44%	(14.79)%	(40.75)%

Ratios/supplemental data:
Net assets, end of period (000s)	$42,468	$14,561	$14,670	$7,105	$11,700
Ratio of gross expense to average net assets	1.07%	1.11%	1.40%	1.27%	1.26%
Ratio of net expense to average net assets	1.00%	1.00%	1.00%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	0.14%	0.29%	(0.57)%	(0.43)%	0.61%
Ratio of net investment income to average net assets	0.21%	0.40%	(0.16)%	0.04%	1.07%
Portfolio turnover rate	150%	182%	188%	449%	199%

The Fund commenced operations on June 17, 1999.

See notes to financial statements.

67	Paydenfunds

	Small Cap Leaders Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$8.93	$9.77	$7.95	$9.45	$11.63

Income (loss) from investment activities:
Net investment income	(0.01)	(0.08)	(0.01)	0.02	0.13
Net realized and unrealized gains (losses)	2.09	(0.76)	1.83	(1.50)	(1.45)

Total from investment activities	2.08	(0.84)	1.82	(1.48)	(1.32)

Distributions to shareholders:
From net investment income				(0.02)	(0.10)
From net realized gains					(0.76)
Return of capital

Total distributions to shareholders	0.00	0.00	0.00	(0.02)	(0.86)

Proceeds from redemption fees	0.00	0.00	0.00	0.00	0.00

Net asset value — end of period	$11.01	$8.93	$9.77	$7.95	$9.45

Total return	23.29%	(8.59)%	22.90%	(15.70)%	(11.44)%

Ratios/supplemental data:
Net assets, end of period (000s)	$7,522	$9,098	$12,287	$10,107	$16,809
Ratio of gross expense to average net assets	1.59%	1.32%	1.40%	1.25%	1.11%
Ratio of net expense to average net assets	1.00%	1.00%	1.00%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	(0.65)%	(0.89)%	(0.52)%	(0.47)%	0.56%
Ratio of net investment income to average net assets	(0.06)%	(0.57)%	(0.12)%	(0.02)%	0.87%
Portfolio turnover rate	129%	355%	407%	508%	251%
The Fund commenced operations on December 20, 1999.

	Global Short Bond Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$10.45	$10.46	$10.22	$10.07	$9.60

Income (loss) from investment activities:
Net investment income	0.35	0.24	0.26	0.35	0.30
Net realized and unrealized gains (losses)	(0.14)	0.06	0.35	0.15	0.49

Total from investment activities	0.21	0.30	0.61	0.50	0.79

Distributions to shareholders:
From net investment income	(0.38)	(0.23)	(0.26)	(0.35)	(0.32)
From net realized gains
Return of capital		(0.08)	(0.11)

Total distributions to shareholders	(0.38)	(0.31)	(0.37)	(0.35)	(0.32)

Net asset value — end of period	$10.28	$10.45	$10.46	$10.22	$10.07

Total return	1.99%	2.83%	6.06%	5.03%	8.36%

Ratios/supplemental data:
Net assets, end of period (000s)	$198,805	$143,215	$106,619	$69,701	$56,302
Ratio of gross expense to average net assets	0.52%	0.58%	0.60%	0.59%	0.59%
Ratio of net expense to average net assets	0.52%	0.58%	0.60%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.52%	3.03%	3.64%	4.36%	4.23%
Ratio of net investment income to average net assets	3.52%	3.03%	3.64%	4.45%	4.32%
Portfolio turnover rate	113%	87%	68%	166%	272%

The Fund commenced operations on September 18, 1996.

See notes to financial statements.

Annual Report	68

For a share outstanding during the periods ended October 31st

	Global Fixed Income Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$9.97	$10.05	$10.18	$10.36	$9.97

Income (loss) from investment activities:
Net investment income	0.27	0.16	0.26	(0.09)	0.85
Net realized and unrealized gains (losses)	0.20	0.21	0.14	0.43	0.25

Total from investment activities	0.47	0.37	0.40	0.34	1.10

Distributions to shareholders:
From net investment income	(0.68)	(0.29)	(0.41)	(0.04)	(0.71)
From net realized gains			(0.05)
Return of capital		(0.16)	(0.07)	(0.48)

Total distributions to shareholders	(0.68)	(0.45)	(0.53)	(0.52)	(0.71)

Net asset value — end of period	$9.76	$9.97	$10.05	$10.18	$10.36

Total return	4.78%	3.74%	3.94%	3.45%	11.42%

Ratios/supplemental data:
Net assets, end of period (000s)	$191,746	$187,524	$207,398	$266,439	$362,308
Ratio of gross expense to average net assets	0.54%	0.53%	0.56%	0.52%	0.53%
Ratio of net expense to average net assets	0.54%	0.53%	0.56%	0.52%	0.53%
Ratio of investment income less gross expenses to average net assets	2.67%	3.17%	3.26%	3.56%	4.03%
Ratio of net investment income to average net assets	2.67%	3.17%	3.26%	3.56%	4.03%
Portfolio turnover rate	252%	160%	168%	159%	110%
The Fund commenced operations on September 1, 1992.

	Emerging Markets Bond Fund
	2005	2004	2003	2002	2001
Net asset value — beginning of period	$11.77	$12.59	$11.32	$10.94	$11.14

Income (loss) from investment activities:
Net investment income	0.72	0.69	0.79	0.74	1.21
Net realized and unrealized gains (losses)	0.94	0.51	1.34	0.38	0.04

Total from investment activities	1.66	1.20	2.13	1.12	1.25

Distributions to shareholders:
From net investment income	(0.81)	(0.68)	(0.86)	(0.74)	(1.24)
From net realized gains		(1.38)			(0.21)
Return of capital

Total distributions to shareholders	(0.81)	(2.06)	(0.86)	(0.74)	(1.45)

Proceeds from redemption fees	0.00	0.04	0.00	0.00	0.00

Net asset value — end of period	$12.62	$11.77	$12.59	$11.32	$10.94

Total return	14.47%	11.04%	19.31%	10.54%	11.85%

Ratios/supplemental data:
Net assets, end of period (000s)	$89,330	$26,905	$53,963	$69,724	$29,506
Ratio of gross expense to average net assets	0.80%	0.74%	0.86%	0.80%	0.84%
Ratio of net expense to average net assets	0.80%	0.71%	0.86%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	6.04%	5.80%	6.55%	7.39%	9.79%
Ratio of net investment income to average net assets	6.04%	5.83%	6.55%	7.39%	9.83%
Portfolio turnover rate	98%	461%	187%	134%	226%
The Fund commenced operations on December 17, 1998.

See notes to financial statements.

69	Paydenfunds

To the Shareholders and Board of Trustees of Paydenfunds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Paydenfunds (the “Funds”), comprising the Bunker Hill Money Market Fund, Limited Maturity Fund, Short Bond Fund, U.S. Government Fund, GNMA Fund, Real Return Fund, Core Bond Fund, Opportunity Bond Fund, High Income Fund, Tax Exempt Bond Fund, California Municipal Income Fund, Growth & Income Fund, Market Return Fund, U.S. Growth Leaders Fund, Small Cap Leaders Fund, Global Short Bond Fund, Global Fixed Income Fund, and Emerging Markets Bond Fund, as of October 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Paydenfunds as of October 31, 2005, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 23, 2005

Annual Report	70

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The first table is useful in estimating actual expenses paid during the six-month period ended October 31, 2005. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column. For example a $10,500 account value divided by 1,000 equals 10.5 times $1.02 for the Bunker Hill Money Market Fund yields $10.71 in expense for the period.

	Value May 1, 2005	Value October 31, 2005	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Bunker Hill Money Market	$1,000.00	$1,015.70	1.57%	0.20%	$1.02
Limited Maturity	1,000.00	1,012.40	1.24%	0.40%	2.03
Short Bond	1,000.00	1,004.20	0.42%	0.45%	2.27
U.S. Government	1,000.00	1,001.60	0.16%	0.45%	2.27
GNMA	1,000.00	1,004.50	0.45%	0.50%	2.53
Real Return	1,000.00	986.50	(1.35)%	0.38%	1.90
Core Bond	1,000.00	1,002.00	0.20%	0.45%	2.27
Opportunity Bond	1,000.00	1,005.10	0.51%	0.52%	2.63
High Income	1,000.00	1,035.60	3.56%	0.53%	2.72
Tax Exempt Bond	1,000.00	999.30	(0.07)%	0.50%	2.52
California Municipal Income	1,000.00	997.40	(0.26)%	0.50%	2.52
Growth & Income	1,000.00	999.50	(0.05)%	0.80%	4.03
Market Return	1,000.00	1,046.30	4.63%	0.45%	2.32
U.S. Growth Leaders	1,000.00	1,091.80	9.18%	1.00%	5.27
Small Cap Leaders	1,000.00	1,138.60	13.86%	1.00%	5.39
Global Short Bond	1,000.00	1,013.10	1.31%	0.52%	2.64
Global Fixed Income	1,000.00	1,022.40	2.24%	0.54%	2.75
Emerging Markets Bond	1,000.00	1,081.70	8.17%	0.76%	3.99

71	Paydenfunds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2005 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2005	Value October 31, 2005	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Bunker Hill Money Market	$1,000.00	$1,024.20	2.42%	0.20%	$1.02
Limited Maturity	1,000.00	1,023.19	2.32%	0.40%	2.04
Short Bond	1,000.00	1,022.94	2.29%	0.45%	2.29
U.S. Government	1,000.00	1,022.94	2.29%	0.45%	2.29
GNMA	1,000.00	1,022.68	2.27%	0.50%	2.55
Real Return	1,000.00	1,023.29	2.33%	0.38%	1.94
Core Bond	1,000.00	1,022.94	2.29%	0.45%	2.29
Opportunity Bond	1,000.00	1,022.58	2.26%	0.52%	2.65
High Income	1,000.00	1,022.53	2.25%	0.53%	2.70
Tax Exempt Bond	1,000.00	1,022.68	2.27%	0.50%	2.55
California Municipal Income	1,000.00	1,022.68	2.27%	0.50%	2.55
Growth & Income	1,000.00	1,021.17	2.12%	0.80%	4.08
Market Return	1,000.00	1,022.94	2.29%	0.45%	2.29
U.S. Growth Leaders	1,000.00	1,020.16	2.02%	1.00%	5.09
Small Cap Leaders	1,000.00	1,020.16	2.02%	1.00%	5.09
Global Short Bond	1,000.00	1,022.58	2.26%	0.52%	2.65
Global Fixed Income	1,000.00	1,022.48	2.25%	0.54%	2.75
Emerging Markets Bond	1,000.00	1,021.17	2.12%	0.76%	3.87

Annual Report	72

Name and Address	Position with Fund	Year Elected	Principal Occupation(s) Past 5 Years	Funds Series	Other Directorships Held
333 S. Grand Avenue Los Angeles CA 90071 Trustees (1)

W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All	Trustee, The Metzler/Payden Investment Group; Director, BM&F, Ltd.

James Clayburn LaForce, Jr.	Independent Trustee	1992	Dean Emeritus, The John E. Anderson School of Management at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group; Trustee, BlackRock Closed End Funds; Trustee, Advisors Series Trust; Director, CancerVax Corp.; Director, Arena Pharmaceuticals, Inc.

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, School of Medicine at the University of California, Los Angeles	All	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr.	Independent Trustee	1993	President and CEO, Automobile Club of Southern California	All	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	All	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	All

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	All

Christopher N. Orndorff	Interested Trustee	1992	Managing Principal and Director, Payden & Rygel	All

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	All

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	All

Yot Chattrabhuti	Vice President	1997	Senior Vice President, Mutual Fund Operations, Payden & Rygel	All

Bradley F. Hersh	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel	All

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel	All

David L. Wagner	Vice President and CCO	1996	Vice President, Risk Management, Payden & Rygel	All

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	All

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

73	Paydenfunds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov or the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund's proxy voting guidelines and proxy voting record, visit the SEC's web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS

TAX EXEMPT FUNDS

Tax Exempt Bond Fund
California Municipal Income Fund

U.S. STOCK FUNDS

GLOBAL BOND FUNDS

Paydenfunds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com

ITEM 2.	CODE OF ETHICS

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

At its meeting on December 19, 2005, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., Thomas V. McKernan, Jr. and Stender E. Sweeney, each of whom is an independent Trustee of the registrant, are audit committee financial experts for the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees:

Fiscal year ending October 31, 2005: $428,500

Fiscal year ending October 31, 2004: $409,300

(b) Audit-Related Fees:

Fiscal year ending October 31, 2005: $0

Fiscal year ending October 31, 2004: $0

(c) Tax Fees – For preparation of the annual tax returns (state and Federal) for each Fund:

Fiscal year ending October 31, 2005: $79,002

Fiscal year ending October 31, 2004: $75,600

(d) All Other Fees:

Fiscal year ending October 31, 2005: $0

Fiscal year ending October 31, 2004: $0

(e)(1) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees:

Fiscal year ending October 31, 2005: $79,002 (Item 4(c))

Fiscal year ending October 31, 2004: $75,600 (Item 4(c))

(h) In the fiscal years ending October 31, 2005 and October 31, 2004, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Payden & Rygel, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as a part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ JOAN A. PAYDEN
Joan A. Payden Chairman and President

Date: December 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group

By:	/s/ BRIAN W. MATTHEWS
Brian W. Matthews Vice President and Chief Financial Officer

Date: December 28, 2005